                                                                    Exhibit 10.8

         _____________________________________________________________

                           AK STEEL RECEIVABLES LTD.,
                                 as Transferor,

                              AK STEEL CORPORATION,
                           as Servicer and Originator,

                          THE PURCHASERS PARTY HERETO,

                                       and

                         PNC BANK, NATIONAL ASSOCIATION,
                                    as Agent

             AK STEEL REVOLVING TRADE RECEIVABLES PURCHASE FACILITY


                              AMENDED AND RESTATED
                        PURCHASE AND SERVICING AGREEMENT



                           Dated as of October 1, 1999

         _____________________________________________________________

                               Table of Contents
                               -----------------

                                                                                     Page No.
                                                                                     --------
ARTICLE I     DEFINITIONS............................................................      2
              SECTION 1.01  Definitions..............................................      2
              SECTION 1.02  Other Definitional Provisions............................     26
              SECTION 1.03  Certain Calculations.....................................     26
              SECTION 1.04  Computation of Time Periods..............................     27

ARTICLE II    SALE AND TRANSFER OFRECEIVABLES; PURCHASES.............................     27
              SECTION 2.01  Transfer of Receivables..................................     27
              SECTION 2.02  Acceptance by Purchasers.................................     29
              SECTION 2.03  Agent's Books and Records................................     29
              SECTION 2.04  Purchases................................................     29
              SECTION 2.05  Purchase Limits..........................................     29
              SECTION 2.06  Procedure for Making Purchases...........................     30
              SECTION 2.07  Defaulting Purchasers....................................     31
              SECTION 2.08  Purchases in Connection with Letters of Credit...........     32

ARTICLE III   LETTERS OF CREDIT......................................................     32
              SECTION 3.01  Issuance of Letters of Credit............................     32
              SECTION 3.02  Limits on Obligation to Issue............................     32
              SECTION 3.03  Conditions...............................................     33
              SECTION 3.04  Letter of Credit Fees....................................     33
              SECTION 3.05  Automatic Participations.................................     33
              SECTION 3.06  Procedures for Issuance of Letters of Credit.............     34
              SECTION 3.07  Reimbursement Obligations................................     34
              SECTION 3.08  Payments under the Letters of Credit.....................     35
              SECTION 3.09  Documentation............................................     36
              SECTION 3.10  Determination to Honor Drawing Requests..................     36
              SECTION 3.11  Nature of Participation and Reimbursement
                                    Obligations......................................     36
              SECTION 3.12  Indemnification; Exoneration.............................     38
              SECTION 3.13  Cash Collateral for Letters of Credit....................     39

ARTICLE IV    SWING LINE.............................................................     39
              SECTION 4.01  Commitment to Lend.......................................     39
              SECTION 4.02  Swing Line Advance Procedures............................     40
              SECTION 4.03  Swing Note...............................................     40
              SECTION 4.04  Principal and Interest...................................     41
              SECTION 4.05  Participation Obligations................................     41

ARTICLE V     FEES, YIELD AND ALLOCATION ANDAPPLICATION OF COLLECTIONS..............  42
              SECTION 5.01  Purchased Interest......................................  42
              SECTION 5.02  Fees; Default Interest..................................  43
              SECTION 5.03  Yield...................................................  44
              SECTION 5.04  Payment Dates...........................................  45
              SECTION 5.05  Establishment of Collection Accounts and Concentration
                             Account................................................  46
              SECTION 5.06  Establishment of Agent's Account........................  48
              SECTION 5.07  Settlement Procedures...................................  48
              SECTION 5.08  Deemed Collections......................................  54
              SECTION 5.09  Transferor's Optional Reduction of Aggregate Cash
                             Investment.............................................  55

ARTICLE VI    YIELD PROTECTION......................................................  55
              SECTION 6.01  Eurodollar Rate Unavailable.............................  55
              SECTION 6.02  Yield Protection........................................  56
              SECTION 6.03  Funding Losses..........................................  57
              SECTION 6.04  Taxes...................................................  58
              SECTION 6.05  Mitigation..............................................  59
              SECTION 6.06  Sharing of Payments.....................................  60

ARTICLE VII   PAYMENTS AND COMPUTATIONS.............................................  60
              SECTION 7.01  Payments, Computations, etc.............................  60
              SECTION 7.02  Release of Funds From Accounts..........................  61
              SECTION 7.03  Reliance on Certificates and Reports....................  62

ARTICLE VIII  CONDITIONS PRECEDENT..................................................  62
              SECTION 8.01  Conditions to Initial Purchase..........................  62
              SECTION 8.02  Conditions to all Purchases, Reinvestments, Swing Loans
                             and Letter of Credit Issuances.........................  63

ARTICLE IX    REPRESENTATIONS, WARRANTIES ANDCOVENANTS OF TRANSFEROR AND THE
              MANAGING MEMBER.......................................................  64
              SECTION 9.01  Representations and Warranties of the Transferor
                             and the Managing Member................................  64
              SECTION 9.02  Representations and Warranties of the Transferor
                             and the Managing Member Relating to this Agreement
                             and the Transferred Assets.............................  67
              SECTION 9.03  Affirmative Covenants of the Transferor and Managing
                             Member.................................................  69
              SECTION 9.04  Negative Covenants of the Transferor and Managing
                             Member.................................................  72

ARTICLE X     EARLY AMORTIZATION EVENTS.............................................  76
              SECTION 10.01  Early Amortization Events..............................  76
              SECTION 10.02  Additional Rights Upon the Occurrence of any
                                    Early Amortization Event........................  79

ARTICLE XI    ADMINISTRATION AND SERVICING OF RECEIVABLES...........................  80
              SECTION 11.01  Acceptance of Appointment and Other Matters
                                    Relating to the Servicer........................  80
              SECTION 11.02  Servicing Compensation; Servicer's Expenses............  82
              SECTION 11.03  Representations and Warranties of the Servicer.........  83
              SECTION 11.04  Covenants of the Servicer..............................  85
              SECTION 11.05  Reports and Records for the Agent......................  91
              SECTION 11.06  Annual Certificate of Servicer.........................  92
              SECTION 11.07  Annual Servicing Report of Independent Public
                                        Accountants.................................  92
              SECTION 11.08  Tax and Usury Treatment................................  92
              SECTION 11.09  Notices to AK Steel....................................  93
              SECTION 11.10  Adjustments............................................  93
              SECTION 11.11  Securities and Exchange Commission Filings.............  93
              SECTION 11.12  Rights of Agent........................................  93
              SECTION 11.13  Application of Collections.............................  94

ARTICLE XII   SERVICER DEFAULTS.....................................................  94
              SECTION 12.01  Servicer Defaults......................................  94
              SECTION 12.02  Agent to Act; Appointment of Successor Servicer........  97
              SECTION 12.03  Notification to Purchasers.............................  98

ARTICLE XIII  OTHER MATTERS RELATING TO THE SERVICER................................  98
              SECTION 13.01  Limitations on Liability...............................  98
              SECTION 13.02  Servicer Indemnification...............................  98
              SECTION 13.03  The Servicer Not to Resign.............................  99
              SECTION 13.04  Examination of Records.................................  99

ARTICLE XIV   OTHER MATTERS RELATING TO THE TRANSFEROR AND THE MANAGING MEMBER...... 100
              SECTION 14.01  Obligations not Assignable............................. 100
              SECTION 14.02  Limitations on Liability............................... 100
              SECTION 14.03  Indemnification of the Agent and the
                                    Purchaser Parties............................... 100

ARTICLE XV    TERMINATION........................................................... 104
              SECTION 15.01  Termination............................................ 104

ARTICLE XVI   THE AGENT............................................................. 104
              SECTION 16.01  Authorization and Action............................... 104

              SECTION 16.02  Nature of Agent's Duties..............................  105
              SECTION 16.03  UCC Filings...........................................  105
              SECTION 16.04  Agent's Reliance, Etc.................................  105
              SECTION 16.05  Agent and Affiliates..................................  106
              SECTION 16.06  Credit Decision.......................................  107
              SECTION 16.07  Indemnification of the Agent by the Purchasers........  107
              SECTION 16.08  Successor Agent.......................................  108
              SECTION 16.09  Direction by the Purchasers...........................  108
              SECTION 16.10  Notice of Amortization Event..........................  109
              SECTION 16.11  Duty of Care..........................................  109
              SECTION 16.12  Purchasers............................................  109
              SECTION 16.13  Calculations by the Agent.............................  109
              SECTION 16.14  Delegation of Agency..................................  110
              SECTION 16.15  Beneficiaries.........................................  111

ARTICLE XVIII MISSCELLANEOUS PROVISIONS............................................  111
              SECTION 17.01  Amendment.............................................  111
              SECTION 17.02  Protection of Right, Title and Interest to
                                    Receivables....................................  113
              SECTION 17.03  Limitation on Liability of Purchasers.................  113
              SECTION 17.04  Governing Law: Jurisdiction: Consent to Service of
                                         Process...................................  113
              SECTION 17.05  Notices: Payments.....................................  114
              SECTION 17.06  Severability of Provisions............................  114
              SECTION 17.07  Assignment............................................  115
              SECTION 17.08  Further Assurances....................................  116
              SECTION 17.09  No Waiver; Cumulative Remedies........................  116
              SECTION 17.10  Counterparts..........................................  116
              SECTION 17.11  Third-Party Beneficiaries.............................  116
              SECTION 17.12  Actions by Purchasers.................................  117
              SECTION 17.13  Merger and Integration................................  117
              SECTION 17.14  Headings..............................................  117
              SECTION 17.15  WAIVER OF JURY TRIAL..................................  117
              SECTION 17.16  Confidentiality.......................................  117
              SECTION 17.17  AKR Merger............................................  120

ARTICLE XVII  SECURITY AGREEMENTS..................................................  121
              SECTION 18.01  Grant of Security Interest............................  121
              SECTION 18.02  Continuing Liability of the Transferor................  122
              SECTION 18.03  Responsibilities of the Transferor....................  122

Exhibits

A -      Notice of Purchase (Section 2.06(a))
B -      Letter of Credit Application (Section 3.06(a))
C -      Form of Letter of Credit (Section 3.06(c))
D-1 -    Form of Swing Line Notice (Section 4.02)
D-2 -    Form of Swing Note (Section 4.03)
E -      Form of Collection Account Letter (Section 5.05(c))
F -      Form of Concentration Account Letter (Section 5.05(c))
G -      Form of Officer's Certificate of Transferor (Section 5.07(c))
H - Forms of Opinion of Frost & Jacobs LLP and Joseph W. Plye, Esq. (Section 8.01(e))
I -      Form of Determination Date Certificate (Section 11.05(d))
J -      Form of Annual Certificate of Servicer (Section 11.06)
K -      Form of Monthly Report (Section 11.05(c))
L -      Credit Policy Manual
M -      Accountants' Annual Servicing Report (Section 11.07)


Schedules

I   - Collection Accounts/Concentration Account (Sections 5.05(a) and 11.03(h))
II  - Location of Books and Records (Section 9.01(k))
III - Information Provided to Purchasers (Section 9.01(n))
IV  - Approved Obligors/Concentration Limits
V   - Outstanding Letters of Credit on Restatement Effective Date
VI  - Letter of Credit No. S900710PGH (formerly No. A-307205) by PNC Bank,
      National Association

          AMENDED AND RESTATED PURCHASE AND SERVICING AGREEMENT, dated as of October 1, 1999, among AK STEEL RECEIVABLES LTD. ("AKR"), an Ohio limited
                                                   ---
liability corporation, as Transferor, AKSR INVESTMENTS, INC., an Ohio corporation, as the managing member of AKR (in such capacity, the "Managing
                                                                   --------
Member"), AK STEEL CORPORATION ("AK Steel"), a Delaware corporation, as Servicer
------                           --------
and Originator, the institutions from time to time party hereto as Purchasers, and PNC BANK, NATIONAL ASSOCIATION, as L/C Issuing Bank, as lender under Swing Line Advances, and as Agent for the Purchasers.

                                  BACKGROUND

          WHEREAS, AK Steel and AKR are parties to that certain Receivables Purchase Agreement, dated as of December 1, 1994, (as amended, supplemented and otherwise modified prior to the date hereof, the "Original Receivables Purchase
                                                  -----------------------------
Agreement") pursuant to which AK Steel agreed to sell, and AKR agreed to
---------
purchase, certain Transferor Receivables and related Transferor Assets originated by AK Steel;

           WHEREAS, AK Steel, AKR, the Purchasers from time to time party thereto, PNC and the Agent are parties to that certain Purchase and Servicing Agreement, dated as of December 1, 1994 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original Purchase and Servicing
                                        -------------------------------
Agreement"), pursuant to which AKR agreed to sell, and the Purchasers agreed to
---------
purchase, Undivided Fractional Interests in such Transferor Receivables and related Transferor Assets;

          WHEREAS, AK Steel and Armco have entered into a Plan and Agreement of Merger, dated as of September 30, 1999, pursuant to which AK Steel and Armco have merged, with AK Steel being the surviving entity from such merger (the "AK
                                                                             --
Steel Merger");
------------

          WHEREAS, AKR and Armco Funding Corporation, a Delaware corporation ("AFC") have entered into a Plan and Agreement of Merger, dated as of October 1,
  ---
1999, pursuant to which AKR and AFC has merged, with AKR being the surviving entity from such merger (the "AKR Merger"); and
                              ----------

          WHEREAS, the parties desire to amend and restate in its entirety the Original Purchase and Servicing Agreement in order to, among other things (i) add certain parties hereto as Purchasers, and (ii) provide for the inclusion of the Armco Receivables as Transferor Receivables under this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Original Purchase and Servicing Agreement is hereby amended and restated to read in its entirety as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01 Definitions.  Whenever used in this Agreement, the
                       -----------
following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          "Adjusted Eurodollar Rate" shall mean, with respect to the subject
           ------------------------
Eurodollar Tranche and the subject Yield Period, an interest rate per annum equal to (a) the Eurodollar Rate calculated with respect to the subject Eurodollar Tranche and the relevant Yield Period, plus (b) 0.50%.

          "AFC" shall have the meaning specified in the recitals hereto.
           ---

          "Affiliate" shall mean, with respect to any specified Person, any
           ---------
other Person controlling, controlled by or under common control with such specified Person and, without limiting the generality of the foregoing, shall be presumed to include (A) any Person which beneficially owns or holds 10% or more of any class of voting securities of such designated Person or 10% or more of the equity interest in such designated Person and (B) any Person of which such designated Person beneficially owns or holds 10% or more of any class of voting securities or in which such designated Person beneficially owns or holds 10% or more of the equity interest. For the purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" shall mean PNC, in its capacity as Agent on behalf of the
           -----
Purchasers, or its successor in interest, or any successor agent appointed as herein provided.

          "Agent's Account" shall mean the special account (account no.
           ---------------
4110350608), under the dominion and control of the Agent, maintained at PNC in Cincinnati, Ohio, or such other account at such other bank, under the dominion and control of the Agent, as the Agent may designate for such purpose from time to time.

          "Aggregate Commitment" shall mean the sum of the Commitments
           --------------------
outstanding hereunder, whether or not used, which shall not exceed $300,000,000

          "Aggregate Cash Investment" shall mean, as of any date, the aggregate
           -------------------------
principal amount paid by the Purchasers in cash for the Purchased Interest pursuant to Sections 2.04, 2.08 and 3.08 (but not Reinvestments), less the
            -------------  ----     ----
aggregate amount of

Collections theretofore actually distributed to the Purchasers and applied to reduce the Aggregate Cash Investment pursuant to Sections 5.07(b), 5.07(e) and
                                                 ----------------  -------
5.09 (and not rescinded or returned for any reason).
----

          "Aggregate Participation Amount" shall mean, as of any date, the sum
           ------------------------------
of the L/C Participation Amount, the Swing Line Outstandings and the Aggregate Cash Investment.

          "Agreement" shall mean this Purchase and Servicing Agreement, as the
           ---------
same may from time to time be amended, modified or otherwise supplemented.

          "AKR" shall have the meaning specified in the preamble.
           ---                                          --------

          "AKR Merger" shall have the meaning specified in the recitals hereto.
           ----------

          "AK Steel" shall have the meaning specified in the preamble.
           --------                                          --------

          "AK Steel Merger" shall have the meaning specified in the recitals
           ---------------
hereto.

          "Alternate Base Rate" shall mean a fluctuating interest rate
           -------------------
per annum as shall be in effect from time to time, which rate shall at all times be equal to the higher of:

          (i) the rate of interest announced publicly by the Reference Bank in Cincinnati, Ohio, from time to time as the Reference Bank's prime rate; and

          (ii) the Federal Funds Rate plus 0.50%.

          "Alternate Base Rate Tranche" shall mean an Asset Tranche with respect
           ---------------------------
to which Yield will be calculated at the Alternate Base Rate.

          "Amortization Date" shall mean September 30, 2004, or, if earlier, the
           -----------------
date specified as the Amortization Date pursuant to Section 10.01 following the occurrence of an Early Amortization Event or by the Transferor pursuant to
Section 15.01.

          "Amortization Period" shall mean the period beginning on the
           -------------------
Amortization Date, and ending on the date of the last to occur of (A) the payment in full in cash to the Purchasers of the Aggregate Cash Investment and all accrued and unpaid Yield thereon, (B) the payment in full in cash to PNC of all Swing Line Advances and all accrued and unpaid interest thereon, (C) the payment in full in cash of all Obligations and other amounts then due and payable to the Purchaser Parties or other Indemnified Parties hereunder or under the other Transaction Documents, and (D) the deposit of cash into the Cash Collateral Account in an amount sufficient to fully collateralize (to the extent then reasonably estimable) all outstanding Letters of Credit, and other Obligations not yet due and payable, including all letter of credit fees, indemnities and other fees and amounts which will accrue under any of the Transaction Documents through the last expiration date of any outstanding Letter of Credit.

          "Applicable Commitment Fee Percentage" shall mean, for any day, (a)
           ------------------------------------
0.15% per annum, if Rating Level 1 applies on such day, (b) 0.20% per annum, if Rating Level 2 applies on such day, or (c) 0.30% per annum, if Rating Level 3 applies on such day. Each change in the Applicable Commitment Fee Percentage resulting from a change in the Rating Level shall become effective as of the opening of business on the date of announcement or publication by the respective Rating Agencies of a change in such rating or, in the absence of such announcement or publication as of the opening of business on the effective date of such changed rating. In calculating the Applicable Commitment Fee Percentage, Rating Level 3 shall be deemed to apply on any day on which either (i) an Early Amortization Event shall have occurred and be continuing, or (ii) either Rating Agency suspends or withdraws its rating of any long-term unsecured debt issues of the Originator including, without limitation, any such debt of the Originator as successor by merger to Armco.

          "Approved Obligor" shall mean each of General Motors Corporation,
           ----------------
Daimler Chrysler A.G. and Ford Motor Corporation, in each case so long as S&P's or Moody's lowest published debt rating for its outstanding long-term unsecured debt issues is not worse than BBB- or Baa3, respectively, and any additional Approved Obligor included from time to time on Schedule IV by mutual agreement
                                               -----------
of the Transferor and the Agent with the consent of the Majority in Interest.

          "Armco" shall mean Armco Inc., an Ohio corporation.
           -----

          "Armco Receivable" shall mean the Purchased Receivables, as defined in
           ----------------
the Armco Purchase and Sale Agreement (as defined in the Receivables Purchase Agreement) which are outstanding at the time of the AKR Merger, the rights of which have been transferred to AKR pursuant to the AKR Merger.

          "Asset Tranche" shall mean at any time a portion of the Aggregate Cash
           -------------
Investment selected by the Transferor pursuant to Section 2.06(a) or Section
                                                  ---------------    -------
5.03.
----
          "Available Commitment" shall mean, as of any date of determination
           --------------------
thereof, an amount equal to the amount by which the Aggregate Commitment exceeds the sum of the L/C Participation Amount and the Aggregate Cash Investment.

          "Average Default Ratio," as of any date, shall mean the arithmetic
           ---------------------
mean of the Default Ratios for the preceding three (3) calendar months for the last of which a Determination Date Certificate has been received by the Agent, computed in compliance with Section 1.03.
                            ------------

          "Average Dilution Ratio," as of any date, shall mean the arithmetic
           ----------------------
mean of the Dilution Ratios for the preceding three (3) calendar months for the last of which a Determination Date Certificate has been received by the Agent, computed in compliance with Section 1.03.
                            ------------

          "Benefit Plan" shall mean an employee benefit plan (other than a
           ------------
Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of AK Steel or any of its ERISA Affiliates.

          "Business Day" shall mean any day other than (A) a Saturday or Sunday
           ------------
or (B) a day on which national banking associations or state banking institutions in New York, New York, or the city in which the Agent is located are authorized or obligated by law, executive order or governmental decree to be closed, or (C) with respect to the setting of any Yield Period, or the funding or payment of any Eurodollar Tranche, or Yield thereon, a day on which banks in the London interbank market are not dealing in Dollar deposits.

          "Canadian Obligors" shall mean each Obligor who is a resident of
           -----------------
Canada.

          "Canadian Receivables" shall mean United States dollar-denominated
           --------------------
accounts receivable generated from sales to Canadian Obligors.

          "Cash Collateral Account" shall have the meaning set forth in Section
           -----------------------                                      -------
3.13.
----

          "Change of Control" shall mean the occurrence of any of the following
           -----------------
events:

               (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total voting power of the equity securities of Holding for purposes of the election of directors; provided, however, that the Person shall not be deemed the
           --------  -------
"beneficial owner" of shares tendered pursuant to a tender or exchange offer made by that Person or any Affiliate of that Person until the tendered shares are accepted for purchase or exchange;

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Holding (together with any new directors whose election by such Board of Directors of Holding, or whose nomination for election by the shareholders of Holding, as the case may be, was approved by a vote of 66-2/3% of the directors then still in office who were either

5 directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holding then in office; or

               (iii) (A) Holding fails to own 100% of the stock of AK Steel or
 (B) AK Steel fails to own 100% of the stock of each of the Managing Member and AKS Investments, Inc. free and clear of any Lien except for a Lien in favor of a lender that has executed and delivered an intercreditor agreement as required by Section 11.04(r); or (C) either of Managing Member or AKS Investments, Inc.
    ----------------
 ceases to be a Member of Transferor, or Managing Member and AKS Investments, Inc. cease to be the only members and Interest Holders (as defined in the Operating Agreement of AKR) of Transferor, provided, however, that it shall not
                                            --------  -------
 be deemed a Change in Control if Holding merges into AK Steel except that, in such case, AK Steel shall be substituted for Holding for purposes of this definition of "Change in Control" and clause (iii)(A) shall no longer be applicable, provided, that neither the AK Steel Merger nor the AKR Merger shall constitute a Change of Control for purposes of this definition.

          "Closing Date" shall mean December 1, 1994.
           ------------

          "Collateral" shall have the meaning specified in Section 18.01.
           ----------                                      -------------

          "Collection Account" shall have the meaning specified in Section 5.05.
           ------------------                                      ------------

          "Collection Account Bank" shall have the meaning specified in Section
           -----------------------                                      -------
5.05.
----
          "Collection Account Letter" shall have the meaning specified in
           -------------------------
Section 5.05.
------------

          "Collection Period" shall mean, with respect to any Distribution Date,
           -----------------
the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

          "Collections" shall mean (a) all cash collections or other cash
           -----------
proceeds deposited to any Collection Account or Concentration Account, or received (or deemed to be received) by the Originator, the Servicer or the Transferor, in respect of Transferor Receivables, whether in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment, and (b) all interest and other investment earnings (net of losses and investment expenses) on Collections (including funds on deposit in the Cash Collateral Account) as a result of the investment thereof pursuant to Section 5.05(b).
                                                           ---------------

          "Commercial L/C" shall mean a commercial documentary letter of credit
           --------------
under which the L/C Issuing Bank agrees to make payments in dollars for the account of the Originator, in respect of obligations of the Originator in connection with the purchase or sale of goods by the Originator in the ordinary course of business.

          "Commitment" shall mean, as to any Purchaser, the commitment of such
           ----------
Purchaser to fund Purchases, to make Reinvestments and to participate in Swing Line Advances and Letters of Credit, in the aggregate amount at any time outstanding not to exceed the amount set forth opposite such Purchaser's signature below.

          "Commitment Fee" shall have the meaning set forth in Section 5.02(c).
           --------------                                      ---------------

          "Commitment Percentage" shall mean, as to any Purchaser at any time,
           ---------------------
the percentage set forth under the heading "Commitment Percentage" opposite its signature below, as such percentage may be modified by assignments made from time to time pursuant to Section 17.07.
                         -------------

          "Concentration Account" shall have the meaning specified in Section
           ---------------------                                      -------
5.05.
----

          "Concentration Account Bank" shall initially be PNC, and shall have
           --------------------------
the meaning specified in Section 5.05.
                         ------------

          "Concentration Account Letter" shall have the meaning specified in
           ----------------------------
Section 5.05.
------------

          "Concentration Amount" shall mean as of any date, with respect to each
           --------------------
Concentration Limit, the product of (a) such Concentration Unit and (b) the aggregate Outstanding Balance of the Eligible Receivables on such date.

          "Concentration Limit" shall mean, (i) with respect to Receivables from
           -------------------
any Approved Obligor listed in Schedule IV hereto and its Affiliates, in the
                               -----------
aggregate, the percentages shown on such Schedule, (ii) with respect to any Approved Obligor and its Affiliates, in the aggregate, designated by agreement of the Transferor and the Agent at any time hereafter, the percentage specified in such agreement, and (iii) with respect to Receivables from any single Obligor (other than an Approved Obligor) and its Affiliates, in the aggregate, the percentage of the aggregate Outstanding Balance of Eligible Receivables set forth as follows: (a) Eligible Receivables of any Obligor that has a short-term unsecured debt rating of at least "A-1" by S&P or at least "P-l" by Moody's, 6%;
(b) Eligible Receivables of any Obligor that has a short-term unsecured debt rating below "A-1" but at least "A2" by S&P or below "P-l" but at least "P-2" by Moody's, 5%; (c) Eligible Receivables of any Obligor that has a short-term unsecured debt rating below "A-2" but at least "A-3" by S&P or below "P-2" but at least "P-3" by Moody's, 4%; (d) Eligible Receivables of any Obligor that has a short-term unsecured debt rating below "A-3" by S&P or below "P-3" by Moody's or that is not rated on its short-term unsecured debt, 3%; and (e) Eligible Receivables of all Obligors that are state or municipal Governmental Authorities, in the aggregate 1%; provided, that if the ratings of
                                  --------
any Obligor most recently published by S&P and Moody's differ, the higher rating shall apply.

          "Confidential Information" shall mean, in relation to any Person, any
           ------------------------
written information delivered or made available by or on behalf of AK Steel (or its Affiliates or subsidiaries) or the Transferor to such Person in connection with or pursuant to this Agreement or the transactions contemplated hereby which is marked as Confidential at the time it is so delivered or made available, other than information (i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with this Agreement or otherwise previously provided by AK Steel on a confidential basis), (ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person other than through disclosure by AK Steel or the Transferor; provided,
                                                                    --------
however, that any files or other information of the Originator, the Transferor
-------
or the Servicer reviewed by any Purchaser Party or its representatives pursuant to the last paragraph of Section 9.03(c) or to Section 11.04(g) shall be deemed
                         ---------------       ----------------
to be confidential, whether or not so marked.

          "Contract" shall mean an agreement between the Originator (or, in the
           --------
case of an Armco Receivable, Armco) and an Obligor, pursuant to or under which such Obligor shall be obligated to pay from time to time for the sale or lease of merchandise delivered or to be delivered or services performed or to be performed, together with any purchase orders, invoices and other agreements relating thereto.

          "Credit Policy Manual" shall mean those credit and collection policies
           --------------------
and practices of AK Steel described in its credit policy manual in effect on the date hereof relating to Receivables, including Armco Receivables, a copy of which is attached hereto as Exhibit L hereto, as the same may be amended or modified from time to time in compliance with Section 11.04(i).

          "Cut-Off Date" shall mean the close of business on November 23, 1994.
           ------------

          "Daily Report" shall mean an Officer's Certificate of the Servicer
           ------------
substantially in the form of Exhibit K hereto.

          "Default Rate" shall mean a per annum rate equal to the Alternate Base
           ------------
Rate plus 2%.

          "Default Ratio" shall mean, for any calendar month for which a
           -------------
Determination Date Certificate has been received by the Agent, the ratio of (i) the aggregate Outstanding Balance of all Transferor Receivables that become Defaulted Receivables during such month to (ii) Gross Sales during the fourth months preceding such month.

          "Defaulted Receivable" shall mean a Receivable (i) of an Obligor with
           --------------------
respect to which Obligor an Insolvency Event has occurred and is continuing,
(ii) as to which any payment, or part thereof, remains unpaid by the Obligor thereof for 61 days or more from the original due date for such payment specified in the original relevant invoice applicable hereto, or (iii) which, consistent with the Credit Policy Manual, would be written off as uncollectible, provided, that in the case of clause (ii) or (iii) above, only the portion of the Receivable so unpaid or written off shall be a Defaulted Receivable.

          "Determination Date" shall mean, with respect to any Distribution
           ------------------
Date, the second Business Day preceding such Distribution Date.

          "Determination Date Certificate" shall mean, with respect to any
           ------------------------------
Determination Date, a report prepared by a Servicing Officer for such Determination Date as of the end of the immediately preceding calendar month in substantially the form set forth as Exhibit 1.
                                    ---------

          "Diluted Receivable" shall mean, that portion of any Receivable which
           ------------------
is (or, for purposes of computing the Dilution Ratio, was) reduced, adjusted or canceled, or is otherwise less than the amount thereof included in calculating the Net Pool Balance for purposes of any certificate or report delivered hereunder, in each case for any of the reasons set forth in Section 5.08(a);
                                                            ---------------
provided, that for purposes of calculating the Dilution Ratio, Diluted
--------
Receivables are calculated assuming that all chargebacks, net of debit reversals, are resolved in any Obligor's favor.

          "Dilution" shall mean any of the events or conditions which cause a
           --------
Receivable to become a Diluted Receivable.

          "Dilution Ratio" shall mean as of any date, the ratio of (i) the
           --------------
aggregate balance of Receivables that were Diluted Receivables at the end of the most recent month preceding such date of calculation for which the Agent has received a Determination Date Certificate to (ii) Gross Sales during the month which immediately preceded such month. The Dilution Ratio shall be computed in compliance with Section 1.03.
                ------------

          "Dilution Volatility Factor" shall mean as of any date a percentage
           --------------------------
equal to the product of (i) the amount by which (A) the highest Average Dilution Ratio for any month-end during the most recently ended twelve-month period (for the last month of which twelve-month period the Agent has received a Determination Date Certificate) exceeds (B) the arithmetic mean of the Average Dilution Ratios for each month-end during such twelve-month period and (ii)(A) the highest Average Dilution Ratio for any month-end during such twelve-month period, divided by (B) the arithmetic mean of the Average Dilution Ratios during such twelve-month period.

          "Discount Amount" shall mean with respect to any day in any Collection
           ---------------
Period, an amount equal to the aggregate of (A) the interest accrued for such day on each Swing Line Advance pursuant to Section 4.04, (B) any other fees or
                                           ------------
other amounts accrued for such day pursuant to Section 5.02, and (C) any amount
                                               ------------
owing to the Servicer pursuant to Section 11.02(a), and, in the event a
                                  ----------------
Successor Servicer is appointed, all reasonable and appropriate out-of-pocket costs and expenses of the Successor Servicer of servicing, collecting and administering the Transferor Receivables (including reasonable attorneys' fees and other legal expenses) to the extent not covered by the Servicer's Fee previously received by it.

          "Distribution Date" shall mean, with respect to any Collection Period,
           -----------------
the fifteenth day of the calendar month immediately following such Collection Period, or, if such day is not a Business Day, the next succeeding Business Day. The first Distribution Date after the Restatement Effective Date shall be October 15, 1999.

          "Dollars and $" shall mean lawful money of the United States of
          ---------------
America.

          "Early Amortization Event" shall have the meaning specified in Section
           ------------------------                                      -------
10.01.
------

          "Eligible Institution" shall mean a depository institution organized
           --------------------
under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times is a member of the FDIC, has a combined capital and surplus of at least $100,000,000 and satisfies one (1) of the following two (2) criteria: (i) it or its holding company has (A) a long-term unsecured debt rating of at least A- or better by Moody's or (B) a certificate of deposit rating or short-term unsecured debt rating of P-1 by Moody's, or (ii) it or its holding company has (A) a long-term unsecured debt rating of at least A- or better by S&P or (B) a certificate of deposit rating or short-term unsecured debt rating of A-1 by S&P.

          "Eligible Investments" shall mean book-entry securities entered on the
           --------------------
books of the registrar of such security and held in the name or on behalf of the Agent or negotiable instruments or securities represented by instruments in bearer or registered form (registered in the name of the Agent or its nominee) which evidence:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof, maturing in 12 months or less from the date of acquisition;

          (ii) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 270 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by Federal or state banking or depository institution authorities, and having, at the time of the investment or contractual commitment to invest therein, short-term unsecured debt ratings from S&P and Moody's of at least A-1 and P-1, respectively;

          (iii) commercial paper (having original maturities of no more than 270 days) having, at the time of the investment or contractual commitment to invest therein, short-term ratings from S&P and Moody's of at least A-1 and P-1, respectively;

          (iv) investments in no load money market funds having a rating from each rating agency rating such fund (and in any case at least one of S&P and Moody's) in its highest investment category (but only if appropriate actions have been taken to the Agent's reasonable satisfaction to perfect the Purchaser Parties' interest therein);

          (v) notes or bankers' acceptances (having original maturities of no more than 270 days) issued by any depository institution or trust company referred to in clause (ii) above; or

          (vi)      repurchase agreements secured by other Eligible Investments.

          "Eligible Receivable" shall mean each Transferor Receivable (including
           -------------------
any Armco Receivables) other than Armco Receivables in respect of amounts payable to the Originator (including as successor by merger to Armco) with respect to licenses of intangible assets or portion thereof:

          (i) the Obligor of which is a United States resident or a Canadian Obligor not a resident of Quebec or the Maritime Provinces;

          (ii) the Obligor of which is not an Affiliate of either AK Steel or the Transferor;

          (iii)     which is not a Government Receivable;

          (iv) the Obligor of which is not the Obligor of Defaulted Receivables in excess of 25% of the aggregate balance of Transferor Receivables relating to such Obligor;

          (v)       which is not a Defaulted Receivable;

          (vi) as to which, at the time of the Transfer of the Purchased Interest in such Receivable to the Purchasers, the Transferor or the Purchasers will have title thereto free and clear from Liens except as created hereunder, and which, with respect to, and to the extent of, the Purchased Interest therein has been the subject of either a valid transfer and assignment from the Transferor to the Purchasers of all the Transferor's right, title and interest therein (and in the proceeds thereof), or the grant of a first priority perfected "security interest" (within the meaning of the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder) therein (and in the proceeds thereof);

                  (vii) which satisfies all applicable requirements of the Credit Policy Manual, including payment terms that conform to the provisions of the Credit Policy Manual;

                  (viii) which does not have payment terms exceeding 45 days; provided that Extended Term Receivables may be included in the Net Pool Balance
--------
in an amount up to 20% of Eligible Receivables; and provided, further, that
                                                    --------  -------
Receivables from General Motors Corporation that are otherwise Eligible Receivables and the payment terms of which provide that they are payable no later than the second day of the second month following the month in which they are invoiced ("2nd day, 2nd month") shall be Eligible Receivables;

                  (ix) which is denominated and payable only in Dollars in the United States;

                  (x) which arose in the ordinary course of business of the Originator or Armco, as the case may be, and is an account receivable representing all or part of the sales price of merchandise or services within the meaning of Section 3(c)(5) of the Investment Company Act, the Obligor of which is primarily liable with respect thereto, and which is not the subject of any dispute, claim or offset (provided that if only a portion of any such Receivable is subject to such dispute, claim or offset, the remainder of such Receivable may be an Eligible Receivable if it meets the other requirements hereof);

                  (xi) which is not subject to any provision prohibiting the sale, transfer or assignment by the Originator or Armco, as the case may be, of such Transferor Receivable without the consent of the Obligor;

                  (xii) which is an "account" (within the meaning of Section 9-106 of the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder), but which has in all respects been earned by the Originator's or Armco's, as the case may be, delivery of the goods or performance of the services giving rise to such account;

                  (xiii) which will at all times be the legal and assignable payment obligation of the Obligor of such Receivable, enforceable against such Obligor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                  (xiv) as to which the Agent has not notified the Transferor that the Receivable is not acceptable in the reasonable opinion of the Agent.

                  "ERISA" shall mean the Employee Retirement Income Security Act
                   -----
of 1974, as amended from time to time, and the rules and regulations thereunder.

                  "ERISA Affiliate" shall mean, as to any Person, any trade or
                   ---------------
business (whether or not incorporated) which is a member of a group of which such Person is a member and which is treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code.

                  "Eurodollar Rate" shall mean, with respect to any Yield
                   ---------------
Period, the interest rate per annum determined by the Agent (which determination shall be conclusive absent manifest error) by dividing (the resulting quotient rounded upward to the nearest 1/100 of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) two (2) Business Days prior to the first day of such Yield Period for an amount comparable to the subject Asset Tranche and having a borrowing date and a maturity comparable to such Yield Period, by (ii) a number equal to 1.00 minus the Eurodollar Rate Reserve Percentage. The Eurodollar Rate shall be adjusted with respect to any Asset Tranche outstanding on the effective date of any change in the Eurodollar Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Transferor of the Eurodollar Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                  "Eurodollar Rate Reserve Percentage" shall mean, with respect
                   ----------------------------------
to the calculation of any Eurodollar Rate, the maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent (which determination shall be conclusive absent manifest error) which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding of a member bank in the Federal Reserve System.

                  "Eurodollar Tranche" shall mean an Asset Tranche with respect
                   ------------------
to which Yield will be calculated at an Adjusted Eurodollar Rate.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                   ------------
as amended.

                  "Extended Term Receivable" shall mean a Receivable that is
                   ------------------------
otherwise an Eligible Receivable, and which has payment terms that exceed 50 days but do not exceed 60 days.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation or
                   ----
any successor.

                  "Federal Funds Rate" shall mean, for any day, the rate per
                   ------------------
annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal Funds transactions arranged by Federal Funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided that, if such Federal
                                                  --------
Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Rate" for such day shall be the Federal Funds Rate for the last day with respect to which such rate was announced.

                  "Fee Letter" shall have the meaning specified in Section
                   ----------                                      -------
5.02(c).
-------

                  "Floating Allocation Percentage" shall mean the fraction that
                   ------------------------------
determines the amount of the Purchased Interest, the numerator of which is the sum of (a) the Aggregate Cash Investment plus (b) the Holdback, and the denominator of which is the Net Pool Balance.

                  "Government Receivable" shall mean a Receivable with respect
                   ---------------------
to which the Obligor is a Governmental Authority that is not a state or municipal Governmental Authority of one of the United States or the District of Columbia.

                  "Governmental Authority" shall mean any country or nation, any
                   ----------------------
political subdivision, state or municipality of such country or nation, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government of any country or nation or political subdivision thereof, or any agency or instrumentality of any of the foregoing.

                  "Gross Sales" shall mean for any period the aggregate Dollar
                   -----------
amount of all new Receivables invoiced by the Originator during such period, prior to any adjustments for Dilution.

                  "Holdback" shall mean, as of any date, the amount of the
                   --------
purchase price of the Purchased Interest not paid in cash and calculated as equal to

          (a) (1) the Aggregate Participation Amount on such date plus the Yield Reserve divided by
                    ----------

                    (2) one (1) minus the greater of
                                -----

                         (i)      15% plus the Average Dilution Ratio, and
                                      ----

                         (ii)     (A) three (3) multiplied by the Average
                                                ----------
                                  Dilution Ratio, plus (B) the Dilution
                                                  ----
                                  Volatility Factor plus (C) three (3)
                                                    ----
                                  multiplied by the Average Default Ratio,
                                  ----------


          minus
          -----

          (b)       the Aggregate Participation Amount.

          "Holding" shall mean AK Steel Holding Corporation.
           -------

          "Indemnified Amounts" shall have the meaning specified in
           -------------------
Section 14.03.
-------------

          "Indemnified Party" shall have the meaning specified in
           -----------------
Section 14.03.
-------------

          "Indebtedness" of any Person shall mean, without duplication, (i) the
           ------------
principal of and premium (if any) in respect of (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all lease obligations of such Person which would be classified and accounted for as a capital lease under generally accepted accounting principles;
(iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any redeemable equity interests (but excluding any accrued dividends); (vi) all obligations of such Person under interest rate swap or similar agreements, or foreign currency or commodity hedge, exchange or similar agreements of such Person; (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee; and (viii) all obligations of the type referred to in clauses (i) through (vii) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured.

                  "Independent Public Accountants" shall mean any of (a) Arthur
                   ------------------------------
Andersen & Co., (b) Deloitte & Touche, (c) Ernst & Young, (d) KPMG Peat Marwick and (e) PriceWaterhouseCoopers or any of their successors so long as such successor is one of the five largest national accounting firms, provided, that such firm is independent with respect to the Servicer within the meaning of the Exchange Act.

                  "Insolvency Event" shall mean, with respect to a specified
                   ----------------
Person, any of the following events: (a) (i) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or other similar official for such Person or for any substantial part of its property, or any similar action as to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue unstayed or undismissed for a period of 60 days; or (ii) an order for relief in respect of such Person shall be entered in an involuntary case under the Federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Agent shall have written notice) of its inability to pay its debts generally as they become due or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing described in this clause (b).

                  "Internal Revenue Code" shall mean the Internal Revenue Code
                   ---------------------
of 1986, as amended from time to time.

                  "Investment Company Act" shall mean the Investment Company Act
                   ----------------------
of 1940, as amended from time to time.

                  "IRS" shall mean the Internal Revenue Service.
                   ---

                  "L/C Fees" shall mean any and all fees of the L/C Issuing
                   --------
Bank, the Agent or the Purchasers with respect to any Letter of Credit as specified in Section 5.02(a).
             ---------------

                  "L/C Issuing Bank" shall mean PNC.
                   ----------------

                  "L/C Participation Amount" shall mean, as of any date, the
                   ------------------------
aggregate outstanding face amount of all Letters of Credit, plus, to the extent not reimbursed to the L/C Issuing Bank through Purchases as provided in Section
                                                                        -------
2.08, any amounts paid by the L/C Issuing Bank pursuant to drawings under any
----
Letters of Credit.

                  "Letter of Credit" shall mean a Commercial L/C or a Standby
                   ----------------
L/C.

                  "Lien" shall mean any mortgage, deed of trust, pledge,
                   ----
hypothecation, assignment, encumbrance, lien (statutory or other and including a Lien created by the PBGC), preference, participation interest, priority or other security interest or preferential arrangement of any kind or nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar document under the UCC or comparable law of any jurisdiction to evidence any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of filing).

                  "Majority in Interest" shall mean the Purchasers owning 60% or
                   --------------------
more of the Purchased Interest, or, if the Purchased Interest is zero, having 60% or more of the Commitments.

                  "Managing Member" shall have the meaning specified in the
                   ---------------
preamble.
--------

                  "Measurement Date" shall mean:
                   ----------------

                  (a) if the Servicer is required to furnish a Daily Report pursuant to Section 11.05(a), the Business Day as of the close of which the
            ----------------
information in such Daily Report is stated; or

                  (b) if the Servicer is required to furnish a Weekly Report pursuant to Section 11.05(b), the last Business Day of the week covered by such
            ----------------
Weekly Report; and

                  (c) with respect to each Monthly Report furnished pursuant to
Section 11.05(c), the last day of the month covered by such Monthly Report.
----------------

                  "Monthly Report" shall mean an Officer's Certificate of the
                   --------------
Servicer in substantially the form of Exhibit K hereto.
                                      ---------

                  "Moody's" shall mean Moody's Investors Service, Inc. or its
                   -------
successor.

                  "Multiemployer Plan" shall mean a "multiemployer plan" as
                   ------------------
defined in Section 4001(a)(3) of ERISA with respect to which AK Steel or any of its ERISA Affiliates is obligated to make contributions.

                  "Net Pool Balance" shall mean at any time the excess, if any,
                   ----------------
of (a) the aggregate Outstanding Balance of Eligible Receivables at such time over (b) the sum of (i) the Overconcentration Amount at such time, plus (ii) the
                                                                   ----
excess of (A) the Outstanding Balance of Extended Term Receivables which have not been included in the Overconcentration Amount, over (B) 20% of the Outstanding Balance of the Eligible Receivables, plus (iii) the aggregate amount
                                                 ----
of Collections of the type described in clause (a) of the definition of Collections that have not been applied to the corresponding Transferor Receivables on the records of the Servicer.

                  "Non-Paying Party" shall have the meaning set forth in Section
                   ----------------                                      -------
2.07.
----

                  "Notices" shall have the meaning specified in Section
                   -------                                      -------
17.05(a).
--------

                  "Obligations" shall mean all obligations or liabilities of the
                   -----------
Transferor and the Servicer to the Purchaser Parties, the other Indemnified Parties and their respective successors, permitted transferees and assigns, arising under or in connection with the Transaction Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

                  "Obligor" shall mean each Person who is obligated to pay for
                   -------
goods or services provided by the Originator (or, in the case of an Armco Receivable, Armco) which gave rise to a Transferor Receivable, including any guarantor of such Person's obligations.

                  "Officer's Certificate" shall mean, unless otherwise specified
                   ---------------------
in this Agreement, a certificate signed by the President, any Vice President, the Chief Financial Officer, the Treasurer or Controller of the Transferor, or of the Servicer, or any Successor Servicer, as the case may be, and delivered to the Agent.

                  "Opinion of Counsel" shall mean a written opinion of counsel,
                   ------------------
who may be counsel for the Person providing the opinion and who shall be reasonably acceptable to the Agent.

                  "Original Purchase and Servicing Agreement" shall have the
                   -----------------------------------------
meaning specified in the recitals hereto.

                  "Original Receivables Purchase Agreement" shall have the
                   ---------------------------------------
meaning specified in the Recitals hereto.

                  "Originator" shall mean AK Steel and any of its successors.
                   ----------

                  "Outstanding Balance" of any Receivable at any time shall mean
                   -------------------
the then outstanding balance thereof, excluding all interest, late payment charges, delinquency charges and extension or collection fees; provided that the
                                                               --------
Outstanding Balance of any Receivable shall not be decreased unless and until any Collections received with respect thereto have been applied in accordance herewith.

                  "Overconcentration Amount" shall mean at any time the sum of
                   ------------------------
the amounts, if any, by which the aggregate Outstanding Balance of Eligible Receivables of the types specified in the definition of Concentration Limit exceeds the aggregate of the respective Concentration Amounts.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation.
                   ----

                  "Person" shall mean any individual, corporation, partnership,
                   ------
joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity of similar nature.

                  "PNC" shall mean PNC Bank, National Association.
                   ---

                  "Potential Early Amortization Event" shall mean an event or
                   ----------------------------------
occurrence which with the giving of notice or the passage of time or both would become an Early Amortization Event.

                  "Potential Servicer Default" shall mean an event or occurrence
                   --------------------------
which with the giving of notice or the passage of time or both would become a Servicer Default.

                  "Purchase" shall mean each increase in the Aggregate Cash
                   --------
Investment pursuant to Section 2.04, 2.08 or 3.08 funded by the Purchasers and
                       ------------  ----    ----
paid to the Transferor or the L/C Issuing Bank or PNC by the Agent pursuant to
Section 2.06(c) or 3.08, and includes deferred payment for the Holdback portion
---------------    ----
of the Floating Allocation Percentage, which Holdback portion shall be paid pursuant to Section 5.07(e)(iv). "Purchase" shall not include Reinvestments
            -------------------
pursuant to Section 5.07.
            ------------

                  "Purchase Date" shall have the meaning set forth in Section
                   -------------                                      -------
2.06(a).
-------

                  "Purchased Interest" shall mean, with respect to any date, the
                   ------------------
Purchasers' undivided interest in the Transferor Receivables and related Transferred Assets, which shall at all times be equal to the product of the Floating Allocation Percentage as of such date and the Outstanding Balance of Transferor Receivables as of such date.

                  "Purchaser Collections" shall mean, with respect to any date,
                   ----------------------
that portion of the Collections deposited to the Concentration Account equal to the product of (a) the Floating Allocation Percentage as of such date and (b) the aggregate amount of such Collections.

                  "Purchaser Parties" shall mean, collectively, the Agent, the
                   -----------------
L/C Issuing Bank, PNC as the lender under Swing Line Advances and the
Purchasers.

                  "Purchasers" shall mean the financial institutions party
                   ----------
hereto which are listed on the signature page hereof as "Purchasers", and their respective successors and assigns.

                  "Purchasers' Tranche Investment" shall have the meaning set
                   ------------------------------
forth in Section 5.03(a).
         ---------------

                  "Rating Agency" shall mean each of Moody's and S&P.
                   -------------

                  "Rating Level 1" shall mean, as at any date of determination
                   --------------
thereof, that the rating of any long-term unsecured debt issues of the Originator (a) most recently published by S&P is BBB- or better or (b) most recently published by Moody's is Baa3 or better.

                  "Rating Level 2" shall mean, as at any date of determination
                   --------------
thereof, that the rating of any long-term unsecured debt issues of the Originator (a) most recently published by S&P is BB- or better or (b) most recently published by Moody's is Ba3 or better, but is not Rating Level 1.

                  "Rating Level 3" shall mean, as at any date of determination
                   --------------
thereof, that the rating of any long-term unsecured debt issues of the Originator (a) most recently published by S&P is less than BB- and (b) most recently published by Moody's is less than Ba3;

provided, that for purposes of the definitions of "Rating Level 1", "Rating
--------
Level 2" and "Rating Level 3", (A) all reference to debt of the Originator shall include debt of the Originator as successor by merger to Armco, and (B) if the rating of the long-term unsecured debt issues of the Originator most recently published by S&P differs by more than one rating step from such rating published by Moody's, the applicable Rating Level shall be based only on the lower of such ratings.

                  For purposes of the definitions of "Rating Level 1", "Rating Level 2" and "Rating Level 3", the following shall be deemed to be the equivalent rating steps of S&P and Moody's respectively:

                                                 Equivalent

     S&P Rating Step         Moody's Rating Step
     ---------------         -------------------


          BBB+                          - Baa1
          BBB                           - Baa2
          BBB-                          - Baa3
          BB+                           - Ba1
          BB                            - Ba2
          BB-                           - Ba3
          B+                            - B1
          B                             - B2

     "Receivable" shall mean (i) an Armco Receivable, and (ii) an account
      ----------
receivable of the Originator arising from the sale of merchandise or providing of services by the Originator in the ordinary course of business of the Originator, including all monies due or to become due and all Collections and other amounts received from time to time with respect to such Receivable and all proceeds (including "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest on the Receivables transferred hereunder) thereof and "Receivables" shall mean all such Receivables; provided,
                                                                      --------
however, that "Receivables" shall not include any amounts payable to the
-------
Originator with respect to licenses of intangible assets.

     "Receivables Purchase Agreement" shall mean the Original Receivables
      ------------------------------
Purchase Agreement as amended and restated by the Amended and Restated Receivables Purchase Agreement between the Originator and the Transferor, dated as of the date hereof, as the same may from time to time be amended, modified or otherwise supplemented.

     "Records" shall mean books, documents, instruments and other records
      -------
(including computer programs, tapes and disks) which evidence the Transferor Receivables and the Related Assets, or which are otherwise necessary or desirable to collect the Transferor Receivables.

     "Reference Bank" shall mean PNC and its successors and assigns.
      --------------

     "Regulatory Change" shall mean the introduction of, or any change in the
      -----------------
text or interpretation of, any law, guideline, rule, regulation, directive or request of any Governmental Authority, whether or not having the force of law.

     "Regulation D" shall mean Regulation D of the Board of Governors (or any
      ------------
successor) of the Federal Reserve System, as the same may be amended or supplemented from time to time.

     "Reinvestment" shall have the meaning specified in Section 5.07(a).
      ------------                                      ---------------

     "Reinvestment Conditions" shall have the meaning provided in Section
      -----------------------                                     -------
5.07(a).
-------

     "Reinvestment Period" shall mean the period beginning on the Closing Date
      -------------------
and terminating on the close of business on the Business Day immediately preceding the Amortization Date.

     "Related Assets" shall mean, as to any Transferor Receivable: (a) all of
      --------------
 the Originator's or the Transferor's right, title and interest (including any right, title and interest acquired by the Originator in the AK Steel Merger or by the Transferor in the AKR Merger) in and to the receipt of payments of Receivables under all Contracts that relate to such Transferor Receivable, including any right to sue for or enforce collection of such Receivable; (b) all of Originator's interest (including any interest acquired by the Originator in the AK Steel Merger or by the Transferor in the AKR Merger) in the goods (including returned goods), if any, relating to the sale which gave rise to such Transferor Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Transferor Receivable; (d) the assignment to the Purchaser Parties of all UCC financing statements covering any collateral securing payment of such Transferor Receivable; (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Transferor Receivable; (f) all of the Records; and (g) all proceeds of such Transferor Receivable and the foregoing.

     "Required Coverage Non-compliance Date" shall mean any day on which the Net
      -------------------------------------
 Pool Balance is less than the Required Net Pool Balance.

     "Required Net Pool Balance" shall mean the sum of the Aggregate
      -------------------------
Participation Amount plus the Holdback.

     "Requirements of Law" shall mean any requirement created by any law,
      -------------------
treaty, rule or regulation, or final determination of an arbitrator or Governmental Authority, and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

     "Responsible Officer" shall mean, (i) when used with respect to the Agent,
      -------------------
 any officer of the Agent including any vice president, assistant vice president, secretary, assistant secretary, treasurer, assistant treasurer, trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) when used with respect to the Transferor or Servicer, any of the President, Chief Executive Officer, Vice President, Secretary, Treasurer, Controller or Chief Financial Officer.

     "Restatement Effective Date" shall have the meaning specified in Section
      --------------------------                                      -------
 8.01.
 ----

      "S&P" shall mean Standard & Poor's Corporation or Standard & Poor's
       ---
Ratings Group, as applicable, or the successor of either of them.

      "Service Transfer" shall have the meaning specified in Section 12.01.
       ----------------                                      -------------

      "Servicer" initially shall mean AK Steel in its capacity as Servicer
       --------
pursuant to this Agreement, and after any Service Transfer shall mean the Successor Servicer.

     "Servicer Default" shall have the meaning specified in Section 12.01.
      ----------------                                      -------------

     "Servicing Fee" shall have the meaning specified in Section 11.02(a).
      -------------                                      ----------------

     "Standby L/C" shall mean an irrevocable letter of credit under which the
      -----------
L/C Issuing Bank agrees to make payments in dollars for the account of the Originator in respect of obligations of the Originator incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the Originator is or proposes to become a party or in respect of Indebtedness or obligation (including contingent obligations) incurred or proposed to be incurred by the Originator or any of its Subsidiaries, including without limitation, for insurance purposes or in respect of advance payments, or as bid or performance bonds, or to support Indebtedness or other obligations (including contingent obligations) of the Originator or any of its Subsidiaries. Any Standby L/C may, if approved by the L/C Issuing Bank, be a "direct pay" letter of credit and/or contain provisions for the reinstatement of the face or stated amount thereof following drawings thereunder.

     "Standstill Period" shall mean any period prior to the Amortization Date,
      -----------------
during which any of the Reinvestment Conditions is not satisfied.

     "Subsidiary" shall mean, as to any Person, a corporation, partnership or
      ----------
other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

     "Successor Servicer" shall have the meaning specified in Section 12.02(a).
      ------------------                                      ----------------

     "Swing Line Advance" shall have the meaning specified in Section 4.01.
      ------------------                                      ------------

     "Swing Line Notice" shall have the meaning specified in Section 4.02(a).
      -----------------                                      ---------------

     "Swing Line Outstandings" shall mean, as of any date, the aggregate
      -----------------------
outstanding amount of Swing Line Advances made by PNC to the Transferor.

     "Swing Line Repayment Date" shall have the meaning set forth in Section
                                                                     -------
4.02(a).
-------

     "Swing Note" shall have the meaning specified in Section 4.03.
      ----------                                      ------------

     "Tangible Net Worth" shall mean, as at any date of determination, the
      ------------------
amount by which (a) the total tangible assets of the Transferor exceed (b) the total liabilities of the Transferor, each as determined in conformity with generally accepted accounting principles.

     "Taxes" shall have the meaning specified in Section 6.04.
      -----                                      ------------

     "Termination Notice" shall have the meaning specified in Section 12.01.
      ------------------                                      -------------

     "Transaction Documents" shall mean the collective reference to this
      ---------------------
Agreement, the Receivables Purchase Agreement, the Collection Account Letters, the Concentration Account Letter, any Letters of Credit and applications therefor, the Swing Note and the Certificate of Incorporation and the By-Laws of the Servicer (if AK Steel or an Affiliate thereof is the Servicer) and the Transferor, the Fee Letter and any other agreements or documents or other instruments related or delivered pursuant to or in connection with any of the foregoing documents.

     "Transfer" shall have the meanings specified in Section 2.01(a), it being
      --------                                       ---------------
 understood that the date of Transfer of an interest in any Receivable shall be the date on which such Receivable shall be acquired by the Transferor under the Receivables Purchase Agreement.

     "Transferor" shall mean AK Steel Receivables Ltd., an Ohio limited
      ----------
liability corporation and any of its successors.

     "Transferor Collections" shall mean, with respect to any date, that portion
      ----------------------
of the Collections deposited to the Concentration Account equal to the product of (i) the Transferor Percentage on such date times (ii) the aggregate amount of such Collections.

     "Transferor Interest" shall have the meaning specified in Section 5.01(a).
      -------------------                                      ---------------

      "Transferor Percentage" shall mean at any time 100% minus the Floating
       ---------------------
Allocation Percentage.

     "Transferor Receivable" shall mean (i) the Armco Receivables, and (ii) each
      ---------------------
Receivable acquired by the Transferor pursuant to the Receivables Purchase Agreement, whether now existing or hereafter acquired.

     "Transferor's Account" shall mean the special account (account number
      --------------------
 4110350616), under the dominion and control of the Transferor, for deposits by the Servicer, maintained at PNC in Cincinnati, Ohio, or such other account at such other bank, under the dominion and control of the Transferor, as the Transferor may designate for such purpose from time to time.

     "Transferred Assets" shall have the meaning set forth in Section 2.01(a).
      ------------------                                      ---------------

     "Turnover Rate" shall mean for any date the percentage equivalent of a
      -------------
fraction, the numerator of which is the sum of the outstanding amounts of Transferor Receivables as of the last day of each of the three (3) most recently ended months, ending with a month for which the Agent has received a Determination Date Certificate, and the denominator of which is the aggregate Collections received during such three-month period.

     "UCC" shall mean the Uniform Commercial Code, as amended from time to time,
      ---
 as in effect in any applicable or specified jurisdiction.

     "Undivided Fractional Interest" shall mean the undivided fractional
      -----------------------------
interest in the Purchased Interest held by a Purchaser, consisting of a fraction, the numerator of which is the sum of the principal amount of all Purchases funded by such Purchaser less amounts actually received by such Purchaser for application in reduction thereof, as at the time of determination, and the denominator of which is the Aggregate Cash Investment at such time; or if no Purchases are then outstanding, a fraction, the numerator of which is the Commitment of such Purchaser and the denominator of which is the Aggregate Commitment.

     "Weekly Report" shall mean an Officer's Certificate of the Servicer,
      -------------
substantially in the form of Exhibit K attached hereto.
                             ---------

     "Yield" shall have the meaning set forth in Section 5.03.
      -----                                      ------------

     "Yield Period" shall mean with respect to any Eurodollar Tranche, the
      ------------
period commencing on (and including) the date on which such Asset Tranche is funded as, or pursuant to Section 2.06(d) is continued as or converted to a
                          ---------------
Eurodollar Tranche, and ending on (but excluding) the day which numerically corresponds to such date one (1), two (2) or three (3) months (or, if shown on the "LIBO" page of the Reuters Money Market Service (or any successor), seven
(7) days) thereafter (or if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Transferor may select in accordance with Sections 2.06(a) or 5.03(c).
                   ----------------    -------

     "Yield Reserve" shall mean as of any date the sum of the Default Rate plus
      -------------
the Servicing Fee, divided by twelve and multiplied by the product of (a) 300% of the Turnover Rate for such date and (b) the Aggregate Participation Amount with respect to such date.

     SECTION 1.02 Other Definitional Provisions. (a) All terms defined in this
                  -----------------------------
Agreement shall have the defined meanings when used in any other Transaction Document unless otherwise defined therein.

     (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not completely defined, shall have the respective meanings given to them under generally accepted accounting principles, as applicable and in effect from time to time. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation".

     (d) Any reference to a specific time of day shall mean such time of day in Cincinnati, Ohio unless otherwise specifically provided.

     SECTION 1.03 Certain Calculations. Any calculation that relates to, or is
                  --------------------
otherwise affected by, the Armco Receivables, including, without limitation, any calculation of the Net Pool Balance or the Holdback, to the extent such calculation includes periods ending on or prior to the Restatement Effective Date, shall be based on the actual performance of the Armco Receivables and the actual performance of the Receivables owned by AKR, in each case, for the applicable periods prior to the Restatement Effective Date.

     SECTION 1.04 Computation of Time Periods. Unless otherwise stated in this
                  ---------------------------
Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".

                                  ARTICLE II

                  SALE AND TRANSFER OF RECEIVABLES; PURCHASES

          SECTION 2.01 Transfer of Receivables. (a) By execution of this
                       -----------------------
Agreement and for the Commitments and any Purchases made hereunder, in consideration of the Aggregate Cash Investment and the Holdback, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Transferor does hereby sell, transfer, assign, set-over and otherwise convey without recourse except as expressly provided herein, (the making of such sale, transfer, assignment, set-over and conveyance being a "Transfer", and so to sell, transfer, assign, set-over and otherwise convey
 --------
being to "Transfer") to the Purchasers:
          --------

          (i) an undivided interest, equal to the Floating Allocation Percentage thereof, in, to and under all Transferor Receivables existing at the close of business on the Cut-Off Date and thereafter created from time to time except those collected prior to the Closing Date, and conveyed to the Transferor under the Receivables Purchase Agreement from time to time, until the termination of the Reinvestment Period, and all Armco Receivables owned by the Transferor as successor by merger to AKR and all monies due or to become due and all Purchaser Collections and other amounts received from time to time with respect to such Transferor Receivables and all proceeds (including "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in the Transferor Receivables transferred hereunder) thereof;

          (ii) all of the Transferor's rights, remedies, powers and privileges under the Receivables Purchase Agreement; and

          (iii) the Related Assets.

          Without limiting the foregoing, the Transferor hereby ratifies and confirms all Transfers which have heretofore been made pursuant to the Original Purchase and Servicing Agreement.

          Such property described in the preceding sentence, together with (A) a pro-rata portion of monies from time to time on deposit in, and Eligible Investments and other securities, instruments and other investments purchased from funds on deposit in, the Collection Accounts and the Concentration Account, and (B) all the monies from time to time on deposit in, and investments and other securities, instruments and other investments purchased from funds on deposit in the Agent's Account and the Cash Collateral Account, shall constitute the assets transferred to the Purchasers (collectively, the "Transferred Assets").
  ------------------

          The foregoing Transfer does not constitute and is not intended to result in an assumption by any Purchaser Party of any obligation or liability of the Servicer, the Originator, Armco, the Transferor, AFC or any other Person in connection with the Receivables or under the Receivables Purchase Agreement or under any agreement or instrument relating thereto, including any contract or other obligation to any Obligor.

          (b) The Transferor agrees to record and file from time to time, at its own expense, financing statements and other documents (and amendments thereto, assignments thereof and continuation statements, when applicable) with respect to the Transferred Assets now existing and hereafter created meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to grant a first priority transfer or perfected lien in, and maintain perfection of, the transfer of the Transferred Assets to the Purchasers, and to deliver a file-stamped copy of such a financing statement or other document or other evidence of such filing to the Agent on or prior to the Closing Date. The Agent shall be under no obligation whatsoever to file such financing statements, documents, amendments, assignments or continuation statements, or to make any other filing under the UCC in connection with such Transfer.

          (c) The Originator and the Transferor each further agrees, at its own expense, on or prior to the Closing Date to indicate in its computer records that the Receivables have been sold, in the case of the Originator, to the Transferor in accordance with the Receivables Purchase Agreement and that the Purchased Interest has been sold, in the case of the Transferor, to the Purchasers in accordance with this Agreement. The Originator agrees, at its own expense, on or prior to the Closing Date to indicate in its computer records that the Armco Receivables have been acquired by ARC in connection with the ARC Merger.

          (d) It is understood and agreed that (i)(A) any Purchased Interest acquired under the Original Purchase and Servicing Agreement, (B) any Letter of Credit issued pursuant to the Original Purchase and Servicing Agreement, and
 (c) any Swing Line Advances outstanding under the Original Purchase and Servicing Agreement shall, in each case, remain outstanding under this Agreement, shall be deemed to have been acquired under, or issued pursuant to, this Agreement and shall be deemed to be Purchased Interests, Letters of Credit and Swingline Advances for all purposes of this Agreement, (ii) nothing herein shall be deemed to have terminated such Purchased Interests, Letters of Credit or Swing Line Advances or any of the rights or obligations in connection therewith, and (iii) all references to the Original Purchase and Sale Agreement in any other agreement or document shall be deemed to be a reference to this Agreement. A list of all such outstanding Letters of Credit as of the Restatement Effective Date is attached hereto as Schedule V. In addition,
                                                  ----------
 Letter of Credit No. S900710PGH (formerly No. A-307205), issued by PNC Bank, National Association, a copy of which is attached hereto as Schedule VI, as
                                                             -----------
 amended from time to time, shall for all purposes be deemed to be a Letter of Credit hereunder.

          SECTION 2.02 Acceptance by Purchasers. (a) The Purchasers hereby
                       ------------------------
accept all right, title and interest in and to the Transferred Assets, now existing and hereafter created and transferred to the Purchasers pursuant to
Section 2.01(a) and the Purchasers declare that they shall hold such right,
---------------
title and interest subject to the terms of this Agreement.

          (b) The Agent shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Purchasers other than as contemplated in this Agreement or any other Transaction Document.

          SECTION 2.03 Agent's Books and Records. On the Closing Date, on each
                       -------------------------
date and at any time a Purchase is made hereunder and on each date and at any time any Collections are distributed to the Purchasers in reduction of the Aggregate Cash Investment, a duly authorized officer or employee of the Agent shall make appropriate notations in its books and records of the amount of such Purchase and the amount of such repayment, as applicable. Each of the Servicer and the Transferor hereby authorizes each duly authorized officer and employee of the Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on the Transferor and the Servicer absent manifest error.

          SECTION 2.04 Purchases. On the terms and subject to the conditions set
                       ---------
forth in this Agreement (including Article VIII hereof), each of the Purchasers
                                   ------------
shall, at the request of the Transferor, fund Purchases from time to time during the Reinvestment Period, in an amount equal to its Commitment Percentage of the amount of such requested Purchase. During the period from the Closing Date to the last day of the Reinvestment Period, each Purchaser's Undivided Fractional Interest shall be adjusted corresponding to each Purchase funded by such Purchaser and each payment of Collections with respect thereto which is actually paid to such Purchaser for application to reduce the Aggregate Cash Investment.

          SECTION 2.05 Purchase Limits. Under no circumstances shall any
                       ---------------
 Purchaser make any Purchase to the extent that, after giving effect to such Purchase and the other Purchases to be made by the other Purchasers concurrently therewith, (a) the Aggregate Participation Amount would exceed the Aggregate Commitment; (b) the Required Net Pool Balance would exceed the Net Pool Balance; or (c) with respect to any Purchaser, the sum of (i) the aggregate amount of outstanding Purchases funded by such Purchaser, plus (ii) the L/C Participation Amount, multiplied by its Commitment Percentage, plus
 (iii) the Swing Line Outstandings multiplied by its Commitment Percentage, in each case after giving effect to the use of the proceeds of such Purchase, would exceed its Commitment.

          SECTION 2.06 Procedure for Making Purchases.
                       ------------------------------

          (a)  Notice of Purchase. Each Purchase shall be made on notice from
               ------------------
the Transferor (substantially in the form of Exhibit A hereto) to the Agent
                                             ---------
received by the Agent not later than 10:00 a.m. on the Business Day of such proposed Purchase (each, a "Purchase Date"); provided, that if any resulting
                            -------------    --------
Asset Tranche is to be an Eurodollar Tranche, then such notice must be received not later than 9:00 a.m. on the second Business Day next preceding such Purchase Date. Each such notice of a proposed Purchase shall specify the amount of the Purchase (which shall be in the amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof), the Purchase Date, the amount of each Asset Tranche resulting from such Purchase (specifying whether it is to be an Eurodollar Tranche or an Alternate Base Rate Tranche) and the duration of the initial Yield Period for any Eurodollar Tranche. The Agent shall promptly provide each Purchaser with instructions based on such notice.

          (b)  Amount of Purchases. The amount of each Purchase shall be equal
               -------------------
to the lesser of (i) the amount proposed by the Transferor, pursuant to subsection (a) and (ii) the maximum amount permitted under Section 2.05.
                                                           ------------

          (c)  Funding of Purchases. On the date of each Purchase, each
               --------------------
Purchaser shall, upon satisfaction of the applicable conditions set forth in
Article VIII, make available to the Agent at its office at 201 East Fifth
------------
Street, Cincinnati, Ohio 45202, by wire transfer in accordance with instructions provided by the Agent, the amount of its portion of the Purchase (determined pursuant to subsection (b)) in same day funds, and after receipt by the Agent of such funds. the Agent will deposit the same into the account designated therefor by the Transferor, the Agent to use its best efforts to make such deposit by not later than 2:00 p.m.

          (d)  Reinvestments. The provisions of this Section 2.06 shall not be
               -------------                         ------------
 applicable to Reinvestments made pursuant to Section 5.07(b).
                                              ---------------
          (e)  Transitional Funding Provisions. Pursuant to the Original
               -------------------------------
 Purchase and Servicing Agreement, the Purchasers who were parties thereto have made certain Purchases that remain outstanding as of the Restatement Effective Date. The amount of such Purchases were funded by such Purchasers based on the Commitment Percentages (as defined in the Original Purchase and Servicing Agreement) of such Purchasers under the Original Purchase and Servicing Agreement. In order to reallocate the Purchased Interest among each of the Purchasers that are a party hereto, on the Restatement Effective Date each of the Purchasers who were a party to the Original Purchase and Servicing Agreement and the Purchasers hereunder shall pay to or receive from the Agent certain amounts to be specified by the Agent. Following such payments and receipts, the Undivided Fractional Interest and Aggregate Cash Investment of each Purchaser which is party to this Agreement shall be reallocated based on such payments and receipts and the new Commitment Percentages of the

Purchasers who are a party hereto. No Purchaser makes any representation or warranty in connection with any transfer described in this section 2.06(e),
                                                           ---------------
except that each such Purchaser represents and warrants that it is the legal and beneficial owner of the assets being transferred pursuant to this Section
                                                                  -------
2.06(e). The Agent's obligation to pay such amounts to the Purchasers is
-------
conditional upon the Agent's receipt of all amounts specified this Section
                                                                   -------
2.06(e).
-------

          SECTION 2.07 Defaulting Purchasers. (a) On any date on which a payment
                       ---------------------
from any Purchaser Party is due hereunder, whether with respect to a Purchase, a funding of such Purchaser's participation in a Letter of Credit or a Swing Line Advance or otherwise, the Agent may (but in no event shall be required to) assume that such payment has been made available to the Agent on the date of such payment in accordance herewith, and the Agent may (but in no event shall be required to), in reliance on such assumption, make payment of a corresponding amount to the applicable Person. If and to the extent any such amounts shall not have been made available to the Agent by any Purchaser Party (a "Non-paying
                                                                 ----------
Party"), the Transferor irrevocably and unconditionally agrees to repay to the
-----
Agent, forthwith upon demand, the amount of such payment together with interest thereon, for each day from the date such payment is made by the Agent until the date such amount is repaid to the Agent, at a rate equal to the Alternate Base Rate.

          (b) Notwithstanding the repayment obligations of the Transferor pursuant to Section 2.07(a), the Non-paying Party shall not be relieved of its
            ---------------
obligation to make payments with respect to any Purchase, Swing Line Advance, Letter of Credit draw or other amount due from such Non-paying Party hereunder, and such Non-paying Party irrevocably and unconditionally agrees promptly to repay to the Agent or the Transferor, as the case may be, forthwith upon demand, the amount of such payment together with interest thereon, for each day from the date such payment is made by the Agent or the Transferor, as the case may be, until the date such amount is repaid to the Agent or the Transferor, as the case may be, at a rate equal to the Federal Funds Rate.

          (c)  Notwithstanding anything in the foregoing, in Section 2.04 or
                                                             ------------
2.06 or elsewhere in this Agreement to the contrary, the Agent shall have no
----
commitment whatsoever to fund any Purchase which would cause the Agent's portion of the Aggregate Participation Amount to exceed its Commitment and no Purchaser shall have any obligation to make available to the Agent any funds with respect to any Purchase which would cause such Purchaser's portion of the Aggregate Participation Amount to exceed the Commitment of such Purchaser.

          SECTION 2.08 Purchases in Connection with Letters of Credit. Whenever
                       ----------------------------------------------
the L/C Issuing Bank issues a Letter of Credit pursuant to Article III hereof, the Purchasers shall, automatically and without further action of any kind upon the effective date of issuance of such Letter of Credit, be deemed to have irrevocably agreed either to fund a Purchase hereunder, or to fund its participation in such Letter of

Credit as provided in Section 3.08, if such Letter of Credit is subsequently
                      ------------
drawn. All such Purchases shall be made ratably by the Purchasers according to their Commitment Percentages, shall accrue Yield as provided in Section 5.03(b)
                                                                ---------------
hereof and may be converted, continued, reduced or repaid according to the other provisions of this Agreement. If any Letter of Credit expires or is surrendered without being drawn (in whole or in part) then, in such event, the foregoing commitment to fund Purchases shall expire with respect to such Letter of Credit, the L/C Participation Amount shall automatically decrease by the amount of the Letter of Credit which is no longer outstanding, and the Aggregate Participation Amount shall decrease accordingly.


                                  ARTICLE III

                               LETTERS OF CREDIT

          SECTION 3.01 Issuance of Letters of Credit. The Transferor may from
                       -----------------------------
time to time request the issuance of Letters of Credit by the L/C Issuing Bank. Subject to the terms and conditions hereof, and in reliance on the representations and warranties and covenants set forth in this Agreement and on the agreement of the other Purchasers set forth in this Article III, the L/C
                                                        -----------
Issuing Bank will issue such Letters of Credit.

          SECTION 3.02 Limits on Obligation to Issue. The L/C Issuing Bank shall
                       -----------------------------
have no obligation to issue any Letter of Credit on any day if:

          (a) after giving effect to the issuance of the requested Letter of Credit, (i) the Aggregate Participation Amount would exceed the Aggregate Commitment, (ii) the Required Net Pool balance would be greater than the Net Pool Balance, or (iii) any Early Amortization Event or Potential Early Amortization Event would exist;

          (b)  such Letter of Credit has an expiration date (i) more than three
(3) years after the date of issuance (subject to renewal for successive additional years unless earlier terminated by 60 days prior written notice from the L/C Issuing Bank) or (ii) later than the then scheduled Amortization Date; or

          (c) after giving effect to the issuance of the requested Letter of Credit and to any purchase of Receivables by the Transferor under the Receivables Purchase Agreement and any increase in or payments on the Subordinated Note on such day, the aggregate outstanding principal amount of the Subordinated Note would be less than the aggregate face amount of all outstanding Letters of Credit, including all Letters of Credit to be issued on such day.

          SECTION 3.03 Conditions. In addition to being subject to the
                       ----------
satisfaction of the conditions contained elsewhere herein, the obligation of the L/C Issuing Bank to issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

          (a) The Originator shall have timely delivered to the L/C Issuing Bank at such times and in such manner as the L/C Issuing Bank may prescribe a Letter of Credit application as described below in Section 3.06, and such other
                                                   ------------
documents and materials as may be required pursuant to the terms thereof, and the terms of the proposed Letter of Credit (and of any Indebtedness supported by such Letter of Credit) shall be reasonably satisfactory to the L/C Issuing Bank as to form and content (and, without limiting the foregoing, if required by the L/C Issuing Bank, the documents relating to any Indebtedness supported by any such Letter of Credit shall permit the L/C Issuing Bank or the Agent to accelerate the maturity of such Indebtedness or to cause a mandatory redemption or tender of such Indebtedness upon the occurrence and continuance of an Early Amortization Event or any default or event of default with respect to such Indebtedness); and

          (b) As of the date of issuance, no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the L/C Issuing Bank from issuing the Letter of Credit and no Requirement of Law of any Governmental Authority having jurisdiction over the L/C Issuing Bank shall prohibit or request that such Bank refrain from the issuance of letters of credit generally or the issuance of that Letter of Credit.

          SECTION 3.04 Letter of Credit Fees. The Transferor shall pay the
                       ---------------------
letter of credit fees and expenses specified in Section 5.02(a).
                                                ---------------

          SECTION 3.05 Automatic Participations. Immediately upon issuance of
                       ------------------------
each Letter of Credit, and without further action, each Purchaser shall be deemed to, and hereby agrees that it shall, have absolutely and irrevocably purchased for such Purchaser's own account and risk from the L/C Issuing Bank an individual participation interest in such Letter of Credit and drawings thereunder in an amount equal to such Purchaser's Commitment Percentage of the maximum amount which is or at any time may become available to be drawn thereunder and each such Purchaser shall be responsible to reimburse the L/C Issuing Bank immediately for its Commitment Percentage of any disbursement under any Letter of Credit which has not been reimbursed by the Transferor in accordance with Section 3.07.
                ------------

          SECTION 3.06 Procedures for Issuance of Letters of Credit.
                       --------------------------------------------

          (a)  Request for Issuance. The Transferor shall give the Agent and the
               --------------------
L/C Issuing Bank at least two (2) Business Days' prior written notice of any requested issuance of a Letter of Credit under this Agreement (except that, in lieu of such written notice, the Transferor may give facsimile notice of such request if confirmed promptly by hard copy in writing). Each such notice shall be in the form of a Letter of Credit application in the form of Exhibit B
                                                                ---------
hereto, or such other form as shall be acceptable to the L/C Issuing bank in its sole discretion, shall be irrevocable and shall specify the face amount of the Letter of Credit requested, the effective date (which shall be a Business Day) of issuance of such Letter of Credit, the date on which such Letter of Credit is to be delivered (if different from the effective date), the date on which such Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, whether such Letter of Credit is a Standby L/C or a Commercial L/C, the Person for whose benefit the requested Letter of Credit is to be issued and, if available, a copy of the form of Letter of Credit that such beneficiary has requested. Prior to the close of business on the Business Day following the Business Day on which the L/C Issuing Bank makes the determination described in
Section 3.06 (b), the L/C Issuing Bank shall confirm to the Transferor by
----------------
written notice (or telephonic notice confirmed promptly in writing) whether the L/C Issuing Bank will issue the requested Letter of Credit and, if it issues such Letter of Credit, shall promptly advise the Purchasers of such issuance and of each Purchaser's ratable portion thereof.

          (b)  Responsibilities of the L/C Issuing Bank; Issuance. The L/C
               --------------------------------------------------
Issuing Bank shall determine, as of the close of business on the Business Day immediately preceding the requested issuance date, the excess of the Aggregate Commitment over the Aggregate Participation Amount. If, and only if, the face amount of the requested Letter of Credit is less than or equal to the amount of such excess, and subject to the conditions set forth in Article VIII hereof, the
                                                        ------------
L/C Issuing Bank shall issue the requested Letter of Credit. In this connection, the L/C Issuing Bank may conclusively presume that the applicable conditions set forth in Section 8.02 have been satisfied unless the L/C Issuing Bank shall have
         ------------
received written notice to the contrary from the Transferor, the Servicer, the Agent or a Purchaser.

          (c)  Form of Letter of Credit. Promptly following the L/C Issuing
               ------------------------
Bank's receipt of a request for issuance of a Letter of Credit, the L/C Issuing Bank shall prepare a form of Letter of Credit on the basis of the information provided in the request for issuance and which is otherwise substantially in the form of Exhibit C hereto or such other form as the L/C Issuing Bank may approve
        ---------
in its sole discretion.

          SECTION 3.07 Reimbursement Obligations.
                       -------------------------

          (a)  Reimbursement. Notwithstanding any provisions elsewhere herein to
               -------------
the contrary, (i) the Transferor shall reimburse the L/C Issuing Bank for drawings
under any Letter of Credit unless and until such reimbursement obligations are extinguished as provided below, (ii) such reimbursement obligations for drawings under a Letter of Credit shall bear interest, from the date of the relevant drawing until the date of the corresponding Purchase described in Section 2.08,
                                                                  ------------
at the Alternate Base Rate until the end of the third Business Day following such drawing, and thereafter at the Default Rate and (iii) the Transferor's obligations to reimburse the L/C Issuing Bank for the principal amount of all drawings under a Letter of Credit shall be extinguished upon the making of any Purchase described in Section 2.08 or of payment of such amount in full in cash.
                      ------------
The proceeds of all Purchases which are funded pursuant to Section 2.08 shall be
                                                           ------------
paid by the Purchasers to the Agent and shall be disbursed by the Agent to the L/C Issuing Bank in payment of the Transferor's reimbursement obligations hereunder.

          (b)  Duties of the L/C Issuing Bank. Any action taken or omitted to be
               ------------------------------
taken by the L/C Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the L/C Issuing Bank under any resulting liability to any other Purchaser Party or relieve any Purchaser of its obligations in respect of such Letter of Credit. In determining whether to authorize payment under any Letter of Credit, the L/C Issuing Bank shall have no obligation relative to the Purchasers or to the Originator or the Transferor other than to provide notice as described in Section 3.08 and to confirm that any documents required to have
                ------------
been delivered under such Letter of Credit appear to comply on their face with the requirements of such Letter of Credit.

          (c)  Recourse Obligations. Notwithstanding anything elsewhere to the
               --------------------
contrary, (i) except as provided in Section 3.07(a), all of the Transferor's
                                    ---------------
payment obligations to the L/C Issuing Bank and Purchasers in respect of Letters of Credit (including any obligation to reimburse the L/C Issuing Bank and Purchasers for the outstanding amount of any drawings made thereunder) shall constitute recourse obligations under this Agreement which are secured as provided by Article XVIII, and (ii) none of the Transferor's payment obligations
            -------------
with respect to the Letters of Credit shall be guaranteed by AK Steel.

          SECTION 3.08 Payments under the Letters of Credit. If the L/C Issuing
                       ------------------------------------
Bank receives a request for draw under any Letter of Credit, then, unless the Transferor shall have made available to the L/C Issuing Bank the amount of such requested payment, the L/C Issuing Bank shall promptly notify each Purchaser of the amount of such requested draw. Each Purchaser shall, no later than 4:00 p.m. on the same Business Day on which the L/C Issuing Bank receives such request for draw, unconditionally make available to the Agent its ratable portion of such payment in Dollars and in same day funds. The Agent will promptly pay such amounts to the L/C Issuing Bank. Each such payment by the Purchasers to or for the benefit of the L/C Issuing Bank shall constitute a Purchase under Section
                                                                      -------
2.08 and shall cause a corresponding reduction in the L/C Participation Amount,
----
unless the Amortization Date shall have occurred, in which case each such payment shall constitute the funding of such Purchaser's participation in such Letter of Credit draw. If and to the extent that any Purchaser shall not have made its portion of such payment available to the Agent for the benefit of the L/C Issuing Bank and the L/C Issuing Bank has made available a corresponding amount to the applicable beneficiary, such Purchaser and the Transferor each severally agree to repay to the L/C Issuing Bank forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available until the date such amount is repaid to the L/C Issuing Bank at the Alternate Base Rate in the case of the Transferor (or, if applicable, the Default Rate) or Federal Funds Rate in the case of the Purchaser. If such Purchaser shall repay to the L/C Issuing Bank such corresponding amount, such amount shall constitute a Purchase in accordance with the terms of this Section 3.08 and Section 2.08.
                                                ------------     ------------

          SECTION 3.09 Documentation. Each of the Originator, the Transferor and
                       -------------
the Purchasers agrees to be bound by the terms of the L/C Issuing Bank's application and agreement for Letters of Credit and the L/C Issuing Bank's written regulations and customary practices relating to Letters of Credit, though such interpretation may be different from such Person's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of willful misconduct, bad faith or gross negligence, the L/C Issuing Bank shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any of the Transferor's or beneficiary's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

          SECTION 3.10 Determination to Honor Drawing Requests. In determining
                       ---------------------------------------
whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the L/C Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

          SECTION 3.11 Nature of Participation and Reimbursement Obligations.
                       -----------------------------------------------------
The obligation of the Purchasers to participate in Letters of Credit pursuant to
Section 2.08, the obligation of the Purchasers pursuant to Section 3.08 to fund
------------                                               ------------
Purchases or their respective participations, as the case may be, upon a draw under a Letter of Credit and the obligations of the Transferor to reimburse the L/C Issuing Bank upon a draw under a Letter of Credit pursuant to this Article
                                                                       -------
III shall be absolute, unconditional and irrevocable, and shall be performed
---
strictly in accordance with the terms of such Article III under all
                                              -----------
circumstances, including the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Transaction Documents;

          (ii) the existence of any claim, setoff, recoupment, defense or other right which the Transferor, any Purchaser or the Originator may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), any Purchaser Party or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Transferor, the Originator or any other party and the beneficiary named in any Letter of Credit);

          (iii) any draft, demand certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Transaction Documents;

          (v) the failure of any Person to comply with the conditions set forth in this Agreement for the making of a Purchase, it being acknowledged that such conditions are not required for the making of a Purchase under this Article III if the Amortization Date has not
                             -----------
         occurred;

          (vi) payment by the L/C Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

          (vii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Transferor or any Affiliate thereof;

          (viii) any breach of this Agreement or any other Transaction Document by any party thereto;

          (ix) the fact that a Servicer Default, Potential Servicer Default, Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing;

          (x) with respect to the Purchasers' obligations to fund their respective participations in any Letter of Credit draw, and the Transferor's obligation to reimburse such draw, the fact that the Amortization Date shall have occurred or this Agreement or the Commitments hereunder shall have been terminated; or

          (xi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing;

provided that no such funding or reimbursement shall be deemed to be a waiver of
--------
any rights any of the Purchasers or the Transferor may have against the L/C Issuing Bank by reason of any act or omission by the L/C Issuing Bank constituting willful misconduct, bad faith or gross negligence.

          SECTION 3.12 Indemnification; Exoneration.
                       ----------------------------

          (a)  Indemnification. In addition to amounts payable as elsewhere
               ---------------
provided in this Article III, the Transferor hereby agrees, subject to Section
                 -----------                                           -------
3.12(d), to protect, indemnify, pay and save the L/C Issuing Bank, the Agent and
-------
each Purchaser harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorney's fees) which such Person may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit.

          (b)  Assumption of Risk by the Originator. As between the Originator,
               ------------------------------------
the Transferor, the Purchaser Parties and the L/C Issuing Bank, the Originator and Transferor assume all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications, the Purchaser Parties shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Purchaser Parties including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the above shall affect, impair or prevent the vesting of any of the Purchaser Parties' rights or powers under this Section
                                                                         -------
3.12.
----

          (c)  Exoneration. In furtherance and extension and not in limitation
               -----------
of the specific provisions hereinabove set forth, any action taken or omitted by the Purchaser Parties under or in connection with the Letters of Credit, if taken or omitted in good faith, shall not put the Purchaser Parties under any resulting liability to the Originator or the Transferor or relieve the Transferor of any of its obligations hereunder to any such Person.

          (d)  Exceptions to Indemnify. Notwithstanding anything to the contrary
               -----------------------
contained in this Section 3.12, the Transferor shall have no obligation to
                  ------------
indemnify any Person under this Section in respect of any liability arising primarily out of the gross negligence, bad faith or willful misconduct of such Person, as determined by a court of competent jurisdiction, and the Transferor shall have no obligation to indemnify the L/C Issuing Bank under this Section for any liability arising out of the wrongful dishonor, as determined by a court of competent jurisdiction, of a proper demand for payment made under a Letter of Credit, unless the failure of the L/C Issuing Bank to honor a drawing under any such Letter of Credit is a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

          SECTION 3.13 Cash Collateral for Letters of Credit. If the Transferor
                       -------------------------------------
is required pursuant to the terms of this Agreement or any other Transaction Document to provide cash collateral in respect of any Letter of Credit, the Transferor shall deposit in a segregated account, established and maintained with PNC in the name of the Agent for the benefit of the Purchaser Parties and the Transferor as their interests may appear, being account no. 4110350595 (the "Cash Collateral Account") (such account bearing a designation clearly
 -----------------------
indicating that the funds deposited therein are held for the benefit of the Purchaser Parties and the Transferor, as their interests may appear), an amount in cash equal to the outstanding face amount of the Letters of Credit (or such lesser or greater amount as shall be required hereunder or thereunder). Any such deposit shall be held by the Agent as collateral for the payment and performance of the Transferor's obligations hereunder. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Cash Collateral Account.


                                  ARTICLE IV

                                  SWING LINE

          SECTION 4.01 Commitment to Lend. Upon the terms and subject to the
                       ------------------
conditions of this Agreement, from time to time prior to the Amortization Date the Transferor may request that PNC make swing line advances to the Transferor (each being a "Swing Line Advance") and PNC shall make such Swing Line Advances;
               ------------------
provided that no Swing Line Advance shall be made if, after giving effect thereto (a) the aggregate outstanding principal amount of all Swing Line Advances would exceed

$10,000,000, (b) the Aggregate Participation Amount would exceed the Maximum Investment Amount or (c) the Required Net Pool Balance would be greater than the Net Pool Balance; and provided further that each Swing Line Advance shall have an original principal amount of at least $500,000 and shall be in an integral multiple of $500,000.

          SECTION 4.02 Swing Line Advance Procedures.
                       -----------------------------

          (a)  Notice of Swing Line Advance. Each Swing Line Advance shall be
               ----------------------------
made on notice from the Transferor to the Agent and PNC substantially in the form of Exhibit D-1 (each, a "Swing Line Notice") received by the Agent not
        -----------           -----------------
later than 10:00 a.m. on the date of such proposed Swing Line Advance. Each such Swing Line Notice shall specify (i) the desired amount of such Swing Line Advance, (ii) the desired date of such Swing Line Advance, and (iii) the date such Swing Line Advance shall be repaid (each a "Swing Line Repayment Date"),
                                                 -------------------------
which date shall be the earlier of (w) seven (7) days (or such shorter period as may be specified in the applicable Swing Line Notice) from the date of such advance, (x) the next succeeding Distribution Date following the date of such Swing Line Advance, (y) the Amortization Date, and (z) the next succeeding date on which a Purchase is made (excluding a Purchase to repay another outstanding Swing Line Advance or a draw on a Letter of Credit).

          (b)  Funding of Swing Line Advance. On the date of each Swing Line
               -----------------------------
Advance, PNC shall make available to the Agent at the Agent's office the principal of such Swing Line Advance in accordance with Section 2.06, and the
                                                        ------------
Agent shall disburse such funds in accordance with such Section 2.06.
                                                        ------------

          SECTION 4.03 Swing Note. The Swing Line Advances shall be evidenced by
                       ----------
a promissory note (as from time to time supplemented, extended, amended, modified or replaced from time to time, the "Swing Note"), substantially in the
                                             ----------
form set forth in Exhibit D-2, with appropriate insertions, dated the date
                  -----------
hereof, payable to the order of PNC in the maximum principal amount of $10,000,000 (or, if less, in the aggregate unpaid principal amount of all of the Swing Line Advances) at the corresponding Swing Line Repayment Date, provided
                                                                     --------
that the Transferor may prepay all or a portion of any Swing Line Advance on any date by notice to PNC in the manner provided in Section 4.04. PNC shall record
                                                ------------
in its records, or at its option on the schedule attached to the Swing Note, the date and amount of each Swing Line Advance made hereunder, each repayment thereof and the other information provided for thereon. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Swing Note. The failure so to record any such information or the error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of the Transferor hereunder or under the Swing Note to repay the principal amount of all Swing Line Advances, together with all interest accruing thereon.

               SECTION 4.04  Principal and Interest. The Transferor shall repay
                             ----------------------
the principal of each Swing Line Advance, together with accrued interest thereon for each day at a rate per annum offered by PNC and accepted by the Transferor, in full on each Swing Line Repayment Date; provided, that at any time when an
                                           --------
Early Amortization Event shall have occurred and be continuing, interest shall be payable on each outstanding Swing Line Advance at the Default Rate. The outstanding principal of any Swing Line Advance shall not be considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to PNC pursuant hereto. The outstanding principal of any Swing Line Advance shall not be considered reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason. No Swing Line Advance may be paid with the proceeds of another Swing Line Advance.

               SECTION 4.05  Participation Obligations.
                             -------------------------

               (a)  Funding of Participations. If the total principal amount and
                    -------------------------
interest on any Swing Line Advance are not repaid in full in cash by the Transferor on or before the corresponding Swing Line Repayment Date, then each Purchaser shall be deemed to, and hereby agrees that it shall, have unconditionally and irrevocably purchased for such Purchaser's own account an individual participation interest in the unpaid portion of any such Swing Line Advance in an amount proportionate to such Purchaser's Commitment Percentage, and each Purchaser shall pay PNC immediately, in immediately available funds, its Commitment Percentage of any such unpaid Swing Line Advance, together with accrued interest to the date of such payment.

               (b)  Nature of Participation and Reimbursement Obligations. The
                    -----------------------------------------------------
obligation of the Purchasers to participate in each Swing Line Advance and to fund their respective Commitment Percentages of each Swing Line Advance which is not paid on the applicable Swing Line Repayment Date, shall be absolute, unconditional and irrevocable in all respects, notwithstanding the occurrence of the Amortization Date, the termination of this Agreement or any other circumstance.

               (c)  Effect of Funding of Participations. The Purchasers' funding
                    -----------------------------------
of their participations in Swing Line Advances which are not paid by the Transferor when due shall not cure any Early Amortization Event arising from such non-payment.

                                   ARTICLE V

                        FEES, YIELD AND ALLOCATION AND
                          APPLICATION OF COLLECTIONS

               SECTION 5.01 Purchased Interest. (a) Each Purchaser's
                            ------------------
Undivided Fractional Interest shall represent a fractional undivided beneficial interest in the Purchased Interest, which shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Purchased Interest at the times and in the amounts specified herein, the portion of Collections allocable to Purchasers pursuant to this Agreement. The Transferor shall own the fractional undivided beneficial interest in the remainder of the Transferor Receivables not allocated pursuant to this Agreement to the Purchasers with respect to the Purchased Interest, including the right to receive Transferor Collections and other amounts at the times and in the amounts specified in this Agreement (the "Transferor Interest"), subject to the
                                  -------------------
Transferor's obligations hereunder to deposit funds in the Cash Collateral Account; provided, however, that the Transferor shall not have any interest in
         --------  -------
the funds in any Collection Account, the Agent's Account, the Concentration Account or the Cash Collateral Account except as specifically provided in this Agreement.

               (b) The Floating Allocation Percentage (which is the percentage that determines the Purchased Interest) and the Transferor Percentage (which is the percentage that determines the Transferor Interest) shall be recomputed by the Servicer as of the opening of business of the Servicer on the Closing Date based on the Monthly Report which is calculated as of October 31, 1994. Thereafter, until the commencement of the Amortization Period, the Floating Allocation Percentage and the Transferor Percentage, and through the recomputations thereof the Undivided Fractional Interests of the Purchasers and the Transferor Interest, shall be deemed to be automatically recomputed by the Servicer as of the close of business of the Servicer on each Business Day to reflect Purchases and repayments thereof. Each of the Undivided Fractional Interests, the Floating Allocation Percentage, the Transferor Interest and the Transferor Percentage (i) shall remain constant from the time as of which any such computation, recomputation or deemed recomputation is made until the time as of which the next such recomputation or deemed recomputations if any, shall be made and (ii) during the Amortization Period, or any Standstill Period, the Undivided Fractional Interests and the Floating Allocation Percentage shall remain as they were (or would have been) calculated on the day immediately preceding the commencement of such period, unless at any time the Agent requests a recalculation thereof. In that case, the Undivided Fractional Interests and the Floating Allocation Percentage shall change as so recalculated, if the recalculated Floating Allocation Percentage is higher than the Floating Allocation Percentage prior to recalculation, and shall remain constant following such recalculation until the end of the Amortization Period or the end of the Standstill Period, as the case may be.

               SECTION 5.02  Fees; Default Interest. The Transferor shall pay
                             ----------------------
to the Agent such fees for its own account and for the account of the other Purchaser Parties in such amounts and at such times as are set forth below:

               (a)    L/C Fees.
                      --------

                (i) The Transferor shall pay to the L/C Issuing Bank a nonrefundable fronting fee for each Letter of Credit issued hereunder, such fronting fee to be equal to .125% per annum, payable quarterly as provided in Section 5.04(c), on the
                                                ---------------
               aggregate face amount of such Letters of Credit outstanding from time to time.

                (ii) The Transferor shall pay to the Agent, solely for the account of the Purchasers, a nonrefundable issuance fee for each Letter of Credit issued hereunder, such issuance fee to be equal to 0.50% per annum payable quarterly as provided in Section
                                                                   -------
               5.04(c), on the aggregate face amount of such Letters of Credit
               -------
               outstanding from time to time, for distribution to the Purchasers in proportion to their respective participations therein, provided, that on any day when an Early Amortization Event shall
               --------
               have occurred and be continuing, such fee shall accrue and be payable at the rate of 2.0% per annum.

                (iii) The Transferor shall pay to the L/C Issuing Bank such fees relating to each Letter of Credit that the L/C Issuing Bank charges its corporate customers including fees for the amendment, transfer or assignment of proceeds, payment, acceptance/deferred payment, canceled or unutilized Letter of Credit, air release, letter of guaranty or teletransmission of any such Letter of Credit, and all related costs, charges and expenses (including reasonable legal fees), on receipt of invoices therefor in accordance with the L/C Issuing Bank's customary practice. The amount of the fees, costs, charges and expenses, and the time of payment thereof, for Letters of Credit may be changed by the L/C Issuing Bank, in its sole discretion, from time to time.

               (b)    Other Fees.  The Transferor shall pay fees and other
                      ----------
amounts specified in the letter dated as of the Restatement Effective Date, (the "Fee Letter") among AK Steel, the Agent and PNC Securities Corp., as arranger.
 ----------
               (c)    Commitment Fee. The Transferor shall pay to the Agent for
                      --------------
the account of the Purchasers a nonrefundable commitment fee (the "Commitment
                                                                   ----------
Fee") on the average daily Available Commitment from time to time in effect from
---
the Closing Date, to but not including the Amortization Date, calculated for each day at a rate per annum equal to the Applicable Commitment Fee Percentage from time to time in effect. The Commitment Fee shall be payable quarterly in arrears as provided in

Section 5.04(c), for distribution to the Purchasers in proportion to their
---------------
respective Commitments.

               (d)   [Intentionally omitted]

               (e)   Default Rate Interest. Any Fee accrued and unpaid as of the
                     ---------------------
date specified in Section 5.04(c) shall bear interest at the Default Rate from
                  ---------------
the date so payable to the date paid.

               SECTION 5.03  Yield. (a) For purposes of computing Yield, the
                             -----
Transferor may from time to time, so long as an Early Amortization Event has not occurred and is not continuing, divide the Aggregate Cash Investment into multiple Asset Tranches by notice to the Agent. Each such division shall be made pro rata among the Purchasers by allocating to each Purchaser a portion of the relevant Asset Tranche according to its Undivided Fractional Interest. The portion of the Aggregate Cash Investment allocated to an Asset Tranche from time to time is referred to as the "Purchasers' Tranche Investment" in that Asset
                               ------------------------------
Tranche.

               (b) The Purchasers' Tranche Investment allocated to each Asset Tranche shall accrue yield ("Yield") as follows:

                (i) the Purchasers' Tranche Investment in each Eurodollar Tranche shall accrue Yield during each Yield Period for such Eurodollar Tranche at a rate equal to the Adjusted Eurodollar Rate for such Yield Period; and

                (ii) the Purchasers' Tranche Investment in the Alternate Base
               Rate Tranche shall accrue Yield for such Alternate Base Rate Tranche at a rate equal to the Alternate Base Rate in effect from time to time;

provided that, on any day when an Early Amortization Event shall have occurred
--------
and be continuing, the Yield on the Aggregate Cash Investment, to the extent permitted by applicable law, shall accrue at a rate per annum equal to the Default Rate. The Yield on any Alternate Base Rate Tranche shall change simultaneously with each corresponding change in the Alternate Base Rate.

               (c) On notice from the Transferor to the Agent received by the Agent not later than 9:00 a.m. on the second Business Day prior to (i) the day of the proposed reallocation, the Transferor may reallocate or convert all or part of the Purchasers' Tranche Investment from any Alternate Base Rate Tranche to any other Asset Tranche with a Yield Period commencing as specified in such notice and (ii) the end of a Yield Period for any Eurodollar Tranche, the Transferor may elect to continue all or part of such Eurodollar Tranche as an Eurodollar Tranche with a Yield Period as specified in such notice or as an Alternate Base Rate Tranche. In the absence of a notice referred to above, the Transferor shall be deemed to have elected to reallocate or convert, as the case may be, any such Asset Tranche into an Alternate Base Rate Tranche. The Transferor may not specify any Yield Period which would end later than the then scheduled Amortization Date.

               (d) Notwithstanding the foregoing, (i) the Transferor may not elect to reallocate or continue any portion of the Purchasers' Tranche Investment as a Eurodollar Tranche at any time when an Early Amortization Event or Potential Early Amortization Event has occurred and is continuing and (ii) the Purchasers' Tranche Investment allocated to any Eurodollar Tranche at any time must be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. The Transferor may not have more than four Eurodollar Tranches in effect at any one time.

               SECTION 5.04  Payment Dates. The following amounts shall be
                             -------------
payable as set forth below:

               (a)  Yield. The Yield on each Asset Tranche shall be due and
                    -----
payable in arrears, in an amount equal to the Yield accrued and unpaid as of the date payable, on the earliest of:

               (x) the day any such Asset Tranche is converted in accordance with Section.5.03(c), if applicable, and

               (y)  with respect to each such Asset Tranche,

                    (1) with respect to any Eurodollar Tranche, on the last day of each Yield Period applicable thereto; and

                    (2) with respect to any Alternate Base Rate Tranche, on each Distribution Date; and

               (z) with respect to any Asset Tranche, on any date on which any payment is made which reduces the portion of the Aggregate Cash Investment applicable thereto.

               (b)  Interest. Interest on any Swing Line Advance shall be due
                    --------
and payable, in an amount equal to the interest accrued and unpaid as of the date payable, on the earliest of (1) Swing Line Repayment Date applicable thereto and, (2) if different, the date such Swing Line Advance is repaid;

               (c)  Fees. Fees shall be due and payable on the Distribution
                    ----
Dates falling in January, April, July, and October of each year, in an amount equal to the relevant fee accrued and unpaid through the last day of the Collection Period immediately preceding such Distribution Date; provided, that
                                                                --------
any Commitment Fees remaining unpaid shall be due and payable on the earlier of
(1) the date the

Commitments (or any portion thereof) are terminated in accordance with Section
15.01 and (2) the Amortization Date.

               (d)  Collections. Any amounts held by the Servicer for
                    -----------
distribution to the Purchasers to reduce the Aggregate Cash Investment shall be applied in accordance with the relevant provisions of Section 5.07.
                                                      ------------

               SECTION 5.05  Establishment of Collection Accounts and
                             ----------------------------------------
Concentration Account. (a) On or prior to the Closing Date, the Servicer, for
---------------------
the benefit of the Purchaser Parties and the Transferor, as their interests may appear, shall establish and maintain or cause to be established and maintained in the name of the Agent with one or more Eligible Institutions (each, a "Collection Account Bank") segregated accounts accessible by the Agent and the
 -----------------------
Servicer, subject to the limitations set forth in this Section 5.05 (each such
                                                       ------------
account, a "Collection Account") to which Collections, subject to all
            ------------------
Requirements of Law, are to be remitted directly by Obligors. The Collection Accounts shall be in the name of and under the sole dominion and control of the Agent for the benefit of the Purchaser Parties and the Transferor, as their interests may appear; provided, however, that each Collection Account shall be
                      --------  -------
accessible by the Servicer for the sole purpose of transferring Collections to the Concentration Account in the manner set forth in Section 5.05(b). The name,
                                                     ---------------
location and account number of each Collection Account as of the Closing Date is attached to this Agreement as Schedule I. Each Collection Account shall be
                              ----------
maintained with documentation and instructions in form and substance satisfactory to the Agent for the benefit of the Purchaser Parties and the Transferor, as their interests may appear. Such documentation shall provide, among other things, that available amounts shall be promptly transferred to the Concentration Account.

               (b) On or prior to the Closing Date, the Servicer shall establish and maintain or cause to be established and maintained in the name of the Agent for the benefit of the Purchaser Parties and the Transferor, as their interests may appear, with PNC a segregated account accessible by the Agent and, subject to the limitations set forth in this Section 5.05, the Servicer (such
                                             ------------
account being the "Concentration Account" and such institution holding such
                   ---------------------
account being the "Concentration Account Bank"), such account bearing a
                   --------------------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Purchaser Parties. The Agent and, to the extent permitted hereby, the Servicer, shall act as nominee for the Purchaser Parties and the Transferor, as their interests may appear, with respect to all funds from time to time on deposit in the Concentration Account and in all proceeds thereof. The Concentration Account shall be under the sole dominion and control of the Agent for the benefit of the Purchaser Parties and the Transferor, as their interests may appear (except as expressly provided in this Agreement). The Servicer agrees that it shall have no right of setoff or banker's or other lien against, and (except as expressly provided in this Agreement) no right to otherwise deduct from, any funds held in the Collection Accounts or the Concentration Account. The Servicer on behalf of the Purchaser Parties shall deposit, or cause to be deposited, Collections into the Concentration Account by the close of business on the day of receipt thereof of available funds in a Collection Account. The Originator will deposit any Collections received by it into a Collection Account within one (1) Business Day following the Business Day on which the Originator has knowledge of receipt thereof. Notwithstanding the foregoing, if and to the extent that funds that are not Collections are deposited into the Concentration Account, the Servicer shall promptly notify the Agent of such deposit in reasonable detail and, unless otherwise instructed by the Agent, shall withdraw such funds from the Concentration Account and transfer them as appropriate.

               If, at any time, the institution holding the Concentration Account ceases to be an Eligible Institution, the Servicer, upon actual knowledge thereof, for the benefit of the Purchaser Parties, shall within 30 Business Days, with the cooperation of the Agent, (i) establish a new Concentration Account meeting the conditions specified above with an Eligible Institution, (ii) transfer any cash and/or any investments held therein or with respect thereto to such new Concentration Account and (iii) in the case of any new Concentration Account, deliver to all Collection Account Banks new Collection Account Letters (with copies thereof to the Agent) referring to such new Concentration Account, and from the date such new Concentration Account is established, it shall be the "Concentration Account." Pursuant to the authority granted to the Servicer in Section 5.07, the Servicer may make withdrawals and
                           ------------
payments from the Concentration Account for the purposes of carrying out the Servicer's or the Agent's duties specified in this Agreement.

               Funds on deposit in the Concentration Account or, in the case of funds on deposit on any Business Day, funds required pursuant to this Agreement to be deposited to the Cash Collateral Account on such date, shall at the direction of the Servicer be invested by PNC in Eligible Investments as instructed by the Servicer in writing, or by telephone confirmed promptly in writing (which may be a standing instruction). All such Eligible Investments shall be held in the name of the Agent. Such funds shall be invested in Eligible Investments that will mature so that such funds will be available in amounts sufficient for the Servicer or the Agent, as applicable, to make each distribution required hereunder on each Distribution Date and on the last day of each Yield Period if such day is other than a Distribution Date. Eligible Investments maintained with the Agent in the Agent's Account shall mature no later than the earlier of the next occurring Distribution Date or the last day of a Yield Period on which funds are required to be distributed. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) received on funds on deposit in the Concentration Account and the Cash Collateral Account, to the extent such investment income is not needed to pay the Purchaser Parties on such Distribution Date, shall be paid to the Transferor, except as otherwise specified herein.

               (c) The Originator hereby agrees and acknowledges that (i) the Originator has executed and delivered to the Agent a letter and executed acknowledgment thereto substantially in the form of Exhibit E hereto, addressed
                                                    ---------
respectively to each banking institution with which a Collection Account is maintained (each, a "Collection Account Letter") and, to the banking institution
                     -------------------------
where the Concentration Account is maintained, a letter and executed acknowledgment thereto substantially in the form of Exhibit F hereto (the
                                                    ---------
"Concentration Account Letter") and (ii) the Originator shall execute and
 ----------------------------
deliver a substantially similar Collection Account Letter or Concentration Account Letter prior to the establishment by Servicer of any additional or alternative Collection Accounts or any alternative Concentration Account. The Originator hereby agrees, and the Agent hereby accepts, that such letter transfers all right, title and interest in all monies, securities and instruments in each Collection Account and Concentration Account to the Purchaser Parties and the Transferor, as their interests may appear. The Originator agrees to execute such further documents and take such other actions as may be reasonably requested by the Agent in order to effect such transfer.

               SECTION 5.06  Establishment of Agent's Account. (a) The Servicer,
                             --------------------------------
for the benefit of the Purchaser Parties, shall establish and maintain with PNC in the name of the Agent, for the benefit of the Purchaser Parties, the Agent's Account, which shall be identified as the "Agent's Account for the AK Steel Revolving Trade Receivables Purchase Facility," and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Purchaser Parties.

               (b) The Agent (for the benefit of the Purchaser Parties) shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Agent's Account and in all proceeds thereof. Except as expressly provided herein, the Agent's Account shall be under the sole dominion and control of the Agent for the benefit of the Purchaser Parties. If, at any time, the Agent's Account is held by an institution other than an Eligible Institution, the Servicer (on behalf of the Agent) shall within 10 Business Days establish a new Agent's Account meeting the conditions specified in subsection (a) above and shall transfer any cash and/or any investments to such new Agent's Account. Neither the Transferor, the Servicer nor any person or entity claiming by, through or under the Transferor, the Servicer or any such person or entity (except the Agent) shall have any right, title or interest in, or any right to withdraw any amount from, any Agent's Account, except as expressly provided herein.

               SECTION 5.07  Settlement Procedures. (a) On each Business Day
                             ---------------------
prior to the Amortization Date, the Servicer shall, as provided in Section
                                                                   -------
5.01(b) and based on the calculations most recently provided to the Agent by the
-------
Servicer and such other information as the Servicer may have in its records, and unless otherwise notified by the Agent prior to 9:00 a.m. on such Business Day, allocate or make payments from the Concentration Account (including any cash income received by reason of investments of any retained cash in such account), in the following order:

                 (i) allocate Collections received since the last Business Day and held in the Concentration Account on such day, based on the Floating Allocation Percentage, either as Purchaser Collections or Transferor Collections;

                 (ii) out of such Purchaser Collections, allocate to, and hold in trust for the Purchasers an amount equal to the Yield for such day to the extent such amount has not been previously so allocated, and transfer such amount to the Agent's Account on the day when such amount is due and payable to the Purchasers in accordance with Section 5.04;
                               ------------

                 (iii) out of such Transferor Collections, allocate to, and hold in trust for the Purchaser Parties and the Servicer, an amount equal to the Discount Amount for such day to the extent such amount has not been previously so allocated, and transfer such amount to the Agent's Account on the day when such amount is due and payable pursuant to Section 5.04 and Section 5.07(d);
                                       ------------     ---------------

                 (iv) so long as the conditions precedent to Reinvestment specified in Section 8.02 (the "Reinvestment Conditions" are
                            ------------       -----------------------
               satisfied on such day, apply the remainder of the Purchaser Collections to the purchase from the Transferor of ownership interests in Transferor Receivables and the other Transferred Assets (each such purchase being a "Reinvestment"); provided that
                                                   ------------    --------
               if such day is a Required Coverage Non-compliance Date, then the Servicer shall not reinvest, but shall, at the Transferor's option, either (A) set aside and deposit for the benefit of the Purchaser Parties in the Cash Collateral Account, for application as set forth in Section 5.07(b)(i), a portion of such Collections
                               ------------------
               which, together with other Collections previously set aside and then so held, shall not exceed the amount by which the Required Net Pool Balance exceeds the Net Pool Balance or (B) apply such portion of the Collections to reduce the Aggregate Cash Investment as provided in Section 5.07(b)(i); provided, that if,
                                         ------------------  --------
               prior to the date when any Collections set aside in accordance with the foregoing clause (A) are required to be paid to the Agent's Account for the benefit of Purchasers pursuant to Section
                                                                         -------
               5.07(b)(i), (x) the amount of Collections so set aside exceeds
               ----------
               the amount, if any, by which the Required Net Pool Balance exceeds the Net Pool Balance and (y) the Reinvestment Conditions are otherwise satisfied, then the Servicer shall transfer such excess to the Concentration Account and make a Reinvestment with such excess Collections;

                 (v)   if any of the Reinvestment Conditions (other than Section
                                                                         -------
               8.02(e)) are not satisfied on such day, set aside and hold in
               -------
               trust for the benefit of the Purchasers a portion of the Purchaser Collections up to the amount of the Aggregate Cash Investment plus accrued and unpaid Yield thereon until such time as such Reinvestment Conditions are satisfied, and then make a Reinvestment with such Collections; and

                 (vi) pay to the Transferor, by deposit in the Transferor's
               Account, the portion of Collections applied to Reinvestment, the Transferor Collections and, once all amounts have been allocated and/or paid as specified above, any remaining Purchaser Collections.

               Unless the Agent shall request it to do so in writing, the Servicer shall not be required to hold Collections that have been set aside pursuant to this Section 5.07(a) or pursuant to Section 5.09 in a separate
                 ---------------                ------------
deposit account containing only such Collections.

               (b) Without limiting the manner in which Collections are to be applied or paid pursuant to Section 5.07(a)(i) through (iii), on any Required
                            -----------------           ---
Coverage Non-Compliance Date during the Reinvestment Period

                 (i) if either (x) a Required Coverage Non-compliance Date has occurred for 15 or more consecutive days and the sum of (A) the Net Pool Balance plus (B) the aggregate amount of funds contained in the Cash Collateral Account is less than the Required Net Pool Balance or (y) a Required Coverage Non-compliance Date has occurred for 45 or more consecutive days irrespective of the amount of funds on deposit in the Cash Collateral Account, then, in each case, any Purchaser Collections remaining after the application made pursuant to Section 5.07(a)(ii) and any funds on
                                            ------------------
               deposit in the Cash Collateral Account shall (A) be promptly upon receipt paid to the Agent's Account and applied to reduce the Aggregate Cash Investment, to the extent that the Purchaser's Tranche Investment is then maintained as (x) an Alternate Base Rate Tranche or (y) a Eurodollar Tranche if any Yield Period applicable thereto ended during the period that Collections were set aside pursuant to Section 5.07(a)(iv)(A) or (z) any
                                     ---------------------
               Eurodollar Tranche if a Required Coverage Non-compliance Date has occurred for 45 consecutive days, or (B) if not required to be paid pursuant to the immediately preceding clause (A), be deposited in the Cash Collateral Account and transferred to the Agent's Account to reduce the Aggregate Cash Investment at the end of each Yield Period applicable to a Eurodollar Tranche, unless, at its option, the Transferor specifies an earlier date for such reduction;

                 (ii) All Transferor Collections and any remaining Purchaser
               Collections transferred to the Transferor's Account pursuant to
               Section 5.07(a)(vi) shall, on receipt
               -------------------

                    (a) First, shall be applied to pay in full the Swing Line Advances together with accrued interest thereon, and

                    (b) Second, shall be transferred to the Cash Collateral Account to be held by the Agent as security for the Transferor's obligations in respect of outstanding Letters of Credit and the other Obligations (other than the Aggregate Cash Investment and Yield thereon) of the Transferor under the Transaction Documents to the extent such other Obligations are reasonably estimable; and

                 (iii) to the extent the Transferor has other funds (other than Purchaser Collections) available to pay Swing Line Advances and accrued interest thereon and to be transferred to the Cash Collateral Account to secure the Transferor's obligations in respect of outstanding Letters of Credit and its other Obligations (other than the Aggregate Cash Investment and Yield thereon) under the Transaction Documents to the extent such other Obligations are reasonably estimable, the Transferor shall use such funds for such purposes.


               (c) On any Business Day prior to the Amortization Date, the Transferor may instruct the Agent by an Officer's Certificate (which may be a standing instruction) delivered to the Agent by 12:00 noon to, and the Agent shall, deposit to the Transferor's Account funds, if any, held in the Cash Collateral Account, provided, that the Transferor shall have delivered to the
                    --------
Agent at the time of such request an Officer's Certificate (in substantially the form of Exhibit G hereto) stating that, after taking account of the requested
        ---------
withdrawal, the Net Pool Balance on such day is equal to or greater than the Required Net Pool Balance and setting forth the calculations supporting such statement.

               (d) On each Distribution Date, the Servicer shall distribute in accordance with Section 5.04 the amount of funds on deposit in the
                              ------------
Concentration Account on such Distribution Date or otherwise held by the Servicer in trust pursuant to the terms hereof, in the following order of priority, in accordance with the Servicer's Determination Date Certificate:

                 (i)     to the Agent any amounts payable pursuant to Section
                                                                      -------
               5.02(b) for payment of fees and expenses of Agent that are
               -------
               payable on such Distribution Date;

                 (ii) to the Servicer (if the Servicer is other than AK Steel) the accrued and unpaid Servicing Fee;

                 (iii) to a Successor Servicer any expenses incurred by such Successor Servicer which are described in clause (C) of the definition of Discount Amount;

                 (iv) to the Agent, for distribution to the Purchasers, the Commitment and Utilization Fees which are payable on such Distribution Date;

                 (v) to the Agent, for distribution to the Purchasers and the L/C Issuing Bank, any L/C Fees which are payable on such Distribution Date;

                 (vi) to the Agent, for distribution to PNC, any principal and interest on Swing Line Advances which are outstanding on such date and which the Transferor has not informed the Agent will be paid with the proceeds of Purchases;

                 (vii) to the Agent, for distribution to the Purchaser Parties as their interests may appear, all other amounts which are then payable by the Transferor to such Purchaser Parties under this Agreement and the other Transaction Documents; and

                 (viii) to the Servicer (if the Servicer is AK Steel) the accrued and unpaid Servicing Fee.

               (e) On each Business Day during the Amortization Period, the Servicer shall, in the following order:

                 (i) allocate Collections received since the last Business Day and held in the Concentration Account, based on the applicable Floating Allocation Percentage for the Amortization Period, either as Purchaser Collections or as Transferor Collections;

                 (ii) deposit to the Agent's Account for the account of the Purchasers, all of such Purchaser Collections until the Aggregate Cash Investment has been reduced to zero and all accrued and unpaid Yield with respect thereto has been paid;

                 (iii) from the Transferor Collections and from Purchaser Collections, if any, remaining after all amounts have been paid pursuant to Section 5.07(e)(ii), make the allocations, payments
                           -------------------
               and deposits provided in Section 5.07(f) below (which
                                        ---------------
               allocations, payments and deposits, to the extent made from Purchaser Collections, shall be deemed to be a payment for the Holdback in accordance with Section 5.07(e)(iv)); and
                                           -------------------

                 (iv) deposit to the Transferor's Account the balance of all amounts remaining after all amounts have been paid pursuant to
               Section 5.07(e)(iii), which deposit, to the extent made from
               -------------------
               Purchaser Collections, shall be deemed to be payment in full for any portion of the Holdback not paid as provided above. Whatever amount is transferred to the Transferor pursuant to Sections 5.07(e)(iii) or (iv) shall be the sole
                           ---------------------    ----
               source of payment for the Holdback, and no Person shall have any recourse against any Purchaser Party or against any interest, asset or other property of any Purchaser Party for any additional payment in respect of the Holdback.

               (f) On each Business Day during the Amortization Period, the Servicer shall, unless otherwise notified by the Agent prior to 9:00 a.m. on such Business Day, allocate or make payment from Transferor Collections in the following order:

                 (i)     to (A) pay any amounts owing to the Agent under Section
                                                                         -------
               2.07 in connection with any Purchaser's failure to fund any
               ----
               required payment, (B) pay any amounts owing to PNC to repay in full all Swing Line Advances and accrued interest thereon to the date of repayment, (C) pay any amounts owing to the L/C Issuing Bank and the Agent or any Purchasers under Section 3.07 in
                                                          ------------
               connection with any draw under a Letter of Credit which has not been converted to a Purchase in accordance with Section 3.08 and
                                                               ------------
               (D) allocate or pay in accordance with Section 5.07(a)(iii) any
                                                      --------------------
               outstanding Discount Amount and any other Obligations that are then payable in the order set forth in Section 5.07(d); and
                                                      ---------------

                 (ii) to transfer to the Cash Collateral Account an amount equal to the sum of (A) the L/C Participation Amount plus (B)
                                                                    ----
                         (x) if the Amortization Date was not the result of an Early Amortization Event, an amount equal to the sum of (1) 3 times the highest Average Dilution Ratio for any month-end during the most recently ended twelve-month period times the Outstanding Receivables Balance at the beginning of the Amortization Period, plus (2) the Agent's reasonable estimation of any anticipated
               ----
               deemed Collections pursuant to Section 5.08, plus (3) to the
                                              ------------  ----
               extent not held in trust in a segregated subaccount of the Concentration Account with respect to Yield, interest or Discount Amount, the Agent's reasonable estimation of any anticipated obligations of the Transferor or AK Steel to any Purchaser Party, whether by way of L/C Fees and other fees and amounts which will accrue through the later of the last day of the Amortization Period and the last expiry date of the Letter of Credit, by way of indemnification or otherwise, or

                         (y) if the Amortization Date was the result of an Early Amortization Event, all remaining Transferor Collections;

provided that, if at any time during the Amortization Period (a) any amount is
--------
to be paid by any Purchaser Party under any Letter of Credit or (b) any other Obligation becomes due and payable, such amount shall immediately (or as soon thereafter as funds become available in the Cash Collateral Account) be paid or repaid from the funds in the Cash Collateral Account in the order specified in Section
                                                                   -------
5.07(f)(i).
----------

               (g) Distributions to Purchaser Parties hereunder shall be made by wire transfer to such accounts as may be designated by them from time to time in writing.

               SECTION 5.08  Deemed Collections. (a) If on any day the
                             ------------------
Outstanding Balance of any Transferor Receivable (i) is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed merchandise, any defective or rejected services, any discount or other adjustment by the Originator, the Transferor or any other Person (including on account of credits, rebates, chargebacks, inventory transfers, allowances for early payments and other allowances) or any obligation of the Originator, the Transferor or any other Person to make such a discount or adjustment, (ii) is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof against the Originator, the Transferor or any other Person (whether such claim arises out of the same or a related or an unrelated transaction) or (iii) otherwise is less than the amount included in calculating the Net Pool Balance for purposes of any certificate or report delivered hereunder (for any reason other than receipt of Collections on such Transferor Receivable or such Transferor Receivable becoming a Defaulted Receivable), then, on such day (which, in the case of any reduction, cancellation or adjustment described in clauses (i) or (ii) above shall be the day when such reduction,
             -----------    ----
cancellation or adjustment is registered as a Chargeback on the books of the Transferor, as determined by the Servicer in good faith and consistent with past practice), the Transferor shall be deemed to have received a Collection of such Transferor Receivable in the amount of such reduction or cancellation (net of any debit reversals to the extent that such debits were previously deemed to be Collections under this Section 5.08(a) or the difference between the actual
                       ---------------
Outstanding Balance and the amount included in calculating such Net Pool Balance, as applicable.

               (b) If on any day it is determined that (i) any of the representations or warranties of the Transferor set forth in Section 9.02(a),
                                                                     -------
(b), (d) or (e), were not true when made as to any Transferor Receivable, (ii)
---  ---    ---
any of the representations or warranties of the Originator set forth in Section
                                                                        -------
4.1(k), (r), (w) or (x) of the Receivables Purchase Agreement are no longer true
------  ---  ---    ---
as to any Transferor Receivable or (iii) any Transferor Receivable fails to satisfy any requirement set forth in clause (x) or (xiii) of the definition of "Eligible Receivable", then, on such day, Transferor shall be deemed to have received a Collection of such Transferor Receivable in the amount of the Outstanding Balance of such Transferor Receivable.

               (c) Not later than the first Business Day after the Transferor is deemed pursuant to this Section 5.08 to have received any Collections, the
                           ------------
Transferor shall transfer to the Servicer immediately available funds in the amount of such deemed Collections and the Servicer shall hold or distribute such deemed Collections as Yield, accrued Servicer's Fee, repayment of Aggregate Cash Investment, etc. to the same extent and at the same times as if such Collections had actually been received on the date of such delivery to the Servicer, provided that the Transferor may
                                              --------
elect not to make such transfer on any date prior to the Amortization Date which is not, and by such adjustment will not cause, a Required Coverage Non-compliance Date, in which event the Purchased Interest shall be deemed to be recalculated on the smaller Net Pool Balance.

               SECTION 5.09  Transferor's Optional Reduction of Aggregate Cash
                             -------------------------------------------------
Investment. The Transferor may at any time elect to reduce the Aggregate Cash
----------
Investment (by an amount which is not less than $5,000,000 and is an integral multiple of $1,000,000) on at least one Business Day's prior written notice to the Agent and the Servicer of such reduction (which notice shall state the amount of such proposed reduction and the proposed date on which such reduction will commence), provided, that after giving effect to such reduction the
                --------
Aggregate Cash Investment shall be not less than $5,000,000 (unless the Aggregate Cash Investment shall be reduced to zero) and shall be in an integral multiple of $1,000,000. On the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall refrain from making Reinvestments of Purchaser Collections pursuant to Section 5.07(a) until the amount thereof
                                     ---------------
not so reinvested shall equal the desired amount of reduction. The Servicer shall hold such Purchaser Collections in trust for the Purchasers, pending payment to the Agent as provided in Section 5.04(d). If more than one Asset
                                    ---------------
Tranche is outstanding on the proposed date of commencement of such reduction, the Transferor shall specify in such notice the Asset Tranche(s) to which such reduction shall apply.

                                  ARTICLE VI

                               YIELD PROTECTION

               SECTION 6.01  Eurodollar Rate Unavailable. If at any time any
                             ---------------------------
Purchaser shall have notified Agent that (a) any Regulatory Change makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Purchaser to fund its Undivided Fractional Interest in any Asset Tranche at a rate based upon the Eurodollar Rate, or (b) due to market conditions affecting the London interbank market, funds are not reasonably available to such Purchaser in such market in order to enable it to fund such Asset Tranche at the rate referred to above (and in the case of clause (a) or (b), such Purchaser shall not have subsequently notified the Agent that such circumstances no longer exist), then Yield shall accrue on such Asset Tranche at a rate equal to the Alternate Base Rate commencing on the first day of the next Yield Period for such Asset Tranche, or sooner if required by any matter referred to in clause (a).

               SECTION 6.02  Yield Protection. (a) If (i) compliance by any
                             ----------------
Purchaser Party with Regulation D or any other guideline or request from any central bank or other

Governmental Authority (whether or not having the force of law) or (ii) any Regulatory Change occurring, in each case, after the date hereof:

                 (A) shall subject any Purchaser Party to any tax, duty or other charge with respect to any Undivided Fractional Interest owned by or funded by it, or any obligations or right to make Purchases, issue or participate in Letters of Credit or make or participate in Swing Line Advances or to provide funding therefor, or shall change the basis of taxation of payments to the Purchaser Party of any principal or Yield owned by, owed to or funded by it or any other amounts due under this Agreement or any other Transaction Document in respect of any Undivided Fractional Interest owned by or funded by it or its obligations or rights, if any, to make Purchases, issue or participate in Letters of Credit or make or participate in Swing Line Advances or to provide funding therefor (except for changes in the rate of tax on the overall net income of such Purchaser Party imposed by the United States of America, by the jurisdiction in which such Purchaser Party's principal executive office is located and, if such Purchaser Party's principal executive office is not in the United States of America, by the jurisdiction where such Purchaser's principal office in the United States is located); or

                 (B) shall impose, modify or deem applicable any reserve (including any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of Yield), special deposit or similar requirement against assets of any Purchaser, deposits or obligations with or for the account of any Purchaser Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Purchaser Party, or credit extended by any Purchaser Party; or

                 (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Purchaser; or

                 (D) shall impose any other condition affecting any Undivided Fractional Interest owned or funded by any Purchaser, or its obligations or rights, if any, to make Purchases, issue or participate in Letters of Credit or make or participate in Swing Line Advances or to provide funding therefor;

and the result of any of the foregoing is or would be:

                 (x) to increase the cost to or to impose a cost on a Purchaser Party funding or making or maintaining any Purchases, issuing or participating in Letters of Credit or making or participating in Swing Line Advances or other extensions of credit under this Agreement, or any commitment of such Purchaser Party with respect to any of the foregoing,

                 (y) to reduce the amount of any sum received or receivable by a Purchaser Party under this Agreement or any other Transaction Document with respect thereto, or

                 (z) in the good faith determination of a Purchaser Party, to reduce the rate of return on the capital of such Purchaser Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Purchaser Party could otherwise have achieved for a comparable investment, then within 30 days after demand by such Purchaser Party to the Agent (which demand shall be accompanied by a statement addressed to the Transferor setting forth the basis of such demand), such Purchaser Party shall be entitled to payment for such additional amount or amounts as will compensate such Purchaser Party for such additional or increased cost or such reduction.

               (b) Each Purchaser Party will with reasonable promptness notify the Transferor and the Agent of any event of which it has knowledge which will entitle such Purchaser Party to compensation pursuant to this
Section 6.02.
------------

               (c) In determining any amount provided for or referred to in this Section 6.02, a Purchaser Party may use any reasonable averaging and
     ------------
attribution methods that it (in good faith) shall deem applicable. Any Purchaser Party when making a claim under this Section 6.02 shall submit to the Transferor
                                     ------------
a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Transferor.

               SECTION 6.03  Funding Losses. If any Purchaser shall incur any
                             --------------
loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to fund any Asset Tranche or maintain any Asset Tranche) as a result of (a) any settlement with respect to the Aggregate Cash Investment of any Eurodollar Tranche being made on any day other than the scheduled last day of an applicable Yield Period with respect thereto, (b) any funding by Purchasers of the Aggregate Cash Investment or any increase therein not being made in accordance with a request therefor under Section 2.06(a), or (c) any conversion
                                         ---------------
or continuation of any Eurodollar Tranche not being made in accordance with a request therefor under Section 5.03(c), then, upon written notice from such
                       ---------------
Purchaser to the Agent (which shall deliver a copy thereof to the Transferor and Servicer), Transferor shall pay to Servicer, and Servicer shall pay to the Agent for the account of such Purchaser, the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon Transferor and Servicer.

               SECTION 6.04  Taxes. (a) Any and all payments and deposits
                             -----
required to be made hereunder or under any other Transaction Document by the Transferor or the Agent to or for the benefit of any Purchaser Party shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding net income taxes that are imposed by the United States and franchise taxes and overall net income taxes that are imposed on such Purchaser Party by the state or foreign jurisdiction under the laws of which such Purchaser Party is organized or in which it is otherwise doing business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Transferor or the Agent shall be required by law to deduct
    -----
any Taxes from or in respect of any sum required to be paid or deposited hereunder or under any instrument delivered hereunder to or for the benefit of any Purchaser Party, (A) such sum shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums required to be paid or deposited under this Section 6.04) the
                                                            ------------
amount received by the relevant Purchaser Party, or otherwise deposited hereunder or under such instrument, shall be equal to the sum which would have been so received or deposited had no such deductions been made, (B) the Transferor or the Agent (as appropriate) shall make such deductions and (C) the Transferor or the Agent (as appropriate) shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b) The Transferor will indemnify each Purchaser Party for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6.04) paid by such Purchaser Party and any liability
                   ------------
(including penalties, interest and expenses) arising therefrom or required to be paid with respect thereto. Each Purchaser Party shall be entitled to payment of this indemnification, as owner of its Undivided Fractional Interest or otherwise, within 30 days from the date the Purchaser Party makes written demand therefor to the Agent. A certificate as to the amount of such indemnification submitted to the Transferor and the Agent by such Purchaser Party, setting forth the calculation thereof, shall (absent manifest error) be conclusive and binding for all purposes.

               (c) Within 30 days after the date of any payment of Taxes, the Transferor will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

               (d) Without prejudice to the survival of any other agreement of the Transferor under the Transaction Documents, the agreements and obligations of Transferor contained in this Section 6.04 shall survive the termination of
                                ------------
this Agreement.

               (e) Each Purchaser that is organized under the laws of a jurisdiction other than the United States of America or a state thereof hereby agrees to complete, execute and deliver to the Agent (A) prior to the initial Distribution Date on which such Purchaser will be entitled to receive distributions, IRS Forms 1001 or 4224 (or any successor form), as applicable, or such other forms or certificates as may be required under the laws of any applicable jurisdiction in order to permit the Transferor or the Agent to make payments to, and deposit funds to or for the account of, such Purchaser hereunder and under the other Transaction Documents without any deduction or withholding for or on account of any tax, and (B) from time to time thereafter, to the extent such Purchaser may lawfully do so, such IRS Forms and successor or other forms or certificates as may be required to permit such payments or deposits to continue to be made to or for the account of such Purchaser without any such deduction or withholding.

               SECTION 6.05  Mitigation. (a) If at any time the Transferor is
                             ----------
required to pay to any Purchaser any additional amount pursuant to Section 6.03
                                                                   ------------
or 6.04, then (A) such Purchaser shall make all reasonable efforts to transfer
   ----
(pursuant to documentation reasonably satisfactory to the Purchaser and the Transferor) its rights and obligations under the Transaction Documents to another branch or office of such Purchaser satisfactory to the Transferor, and to take such other steps as may be available, so that the payment, deduction or withholding referred to in Section 6.03 or 6.04 would no longer be required or
                           ------------    ----
the amount of such payment, deduction or withholding would be reduced, provided that such transfer does not adversely affect the Purchaser in its reasonable judgment, and is not otherwise contrary to such Purchaser's internal policies, and (B) if at the end of 30 days the efforts referred to in clause (A) have not been made or have not been successful, then, on request by the Transferor, the Purchaser shall make all reasonable efforts to transfer (pursuant to documentation satisfactory to the Purchaser and the Transferor) all, but not less than all, its rights and obligations under the Transaction Documents to a permitted assignee (found and selected by the Transferor) pursuant to Section
                                                                      -------
17.07. Neither the Agent nor any Purchaser shall have any obligation to find or
-----
select any such assignee. The Transferor shall be solely responsible for finding and selecting such a permitted assignee, and shall cooperate with any efforts of a Purchaser to take action pursuant to this Section 6.05. Any such assignment
                                            ------------
shall be at the sole expense of the Transferor and, if AK Steel is the Servicer, the Servicer. Any such assignment shall provide for the payment in full, in cash, to the assigning Purchaser of its portion of the Aggregate Cash Investment and all Yield, fees, interest, indemnities and other amounts which are accrued and unpaid to such assigning Purchaser under any of the Transaction Documents, and the release of such assigning Purchaser from all of its obligations hereunder.

               SECTION 6.06  Sharing of Payments. If any Purchaser shall obtain
                             -------------------
any payment or other recovery (whether voluntary, involuntary, by application of set-off or otherwise) on account of any Obligation (other than pursuant to
Section 6.03 or 6.04 of this Agreement) which is in excess of its pro rata share
------------    ----                                              --- ----
of the sum of payments then or theretofore obtained by the Purchasers, such Purchaser shall purchase from the other Purchasers, as applicable, such participations in Obligations held by them as shall be necessary to cause such Purchaser to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the
                           --------  ------
excess payment or other recovery is thereafter recovered from such purchasing Purchaser, the purchase of such participations shall be rescinded and the sellers of such participations to such Purchaser shall repay to such Purchaser the purchase price of such participations to the ratable extent of such recovery together with an amount equal to such Purchaser's ratable share (according to the proportion of the amount of such sellers' required repayment to such Purchaser to the total amount so recovered from such Purchaser) of any interest or other amount payable by such Purchaser in respect of the total amount so recovered.

                                  ARTICLE VII

                           PAYMENTS AND COMPUTATIONS

               SECTION 7.01  Payments, Computations, etc.
                             ---------------------------
               (a) All amounts to be transferred or paid by the Transferor or the Servicer to the Agent or any other Person hereunder shall be paid to or deposited with the Agent in accordance with the terms hereof no later than 12:00 noon on the day when due in Dollars in immediately available funds.

               (b) The Transferor shall, to the extent permitted by law, pay interest on all amounts due to any Purchaser Party and which are not paid or deposited when due hereunder at the Default Rate on demand by the Agent.

               (c) The Servicer shall, to the extent permitted by law, pay interest on all amounts due to any Purchaser Party and which are available in the Concentration Account, Collection Accounts, Agent's Account or Cash Collateral Account, and which are not applied when due hereunder by reason of any act or omission of the Servicer, at the Default Rate on demand by the Agent.

               (d) All computations of interest, Yield, and Fees shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed. Any amounts due hereunder on a day that is not a Business Day shall be paid on the next Business Day.

               (e) If the Servicer shall not make any payment otherwise required hereunder in respect of the Purchased Interest because Purchaser Collections through the relevant day were less than the aggregate amounts payable and the Transferor does not make such payment, the next available Purchaser Collections shall be applied to such payment, and no Reinvestment shall be permitted hereunder until such amount payable has been paid in full.

                  (f) All payments to Purchaser Parties pursuant to this Agreement shall be made pro rata among the Purchaser Parties as their interests may appear in accordance with the respective amounts owed to them, subject to the applicable priorities set forth herein.

                  (g) On any date on which a payment to the Purchaser Parties hereunder is due, the Agent may (but in no event shall be required to) assume that such payment has been made available to the Agent on the date of such payment in accordance with Section 7.01(a) above, and the Agent may (but in no
                           ---------------
event shall be required to), in reliance upon such assumption, make payment of a corresponding amount to the applicable Purchaser Parties. If and to the extent any such amounts shall not have been made available to the Agent, each Purchaser Party irrevocably and unconditionally agrees to repay to the Agent, forthwith upon demand, the amount of such payment received by such Purchaser Party together with interest thereon, for each day from the date such payment is made by the Agent until the date such amount is repaid to the Agent, at a rate equal to the Federal Funds Rate.

                  SECTION 7.02 Release of Funds From Accounts. (a) Upon the
                               ------------------------------
payment in full to the Purchaser Parties of the Aggregate Cash Investment and all accrued and unpaid Yield thereon, the expiration of all outstanding Letters of Credit and payment of all other amounts owed to any of the Purchaser Parties hereunder, all amounts remaining on deposit in the Cash Collateral Account, the Agent's Account, the Concentration Account and the Collection Accounts shall be distributed by the Servicer to the Transferor or its assignee (which shall be deemed to be payment in full of the Holdback in accordance with Section
                                                                -------
5.07(e)(iv)); provided, however, that if at any time after the payment that
------------  --------  -------
would have otherwise resulted in such payment in full, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return such payment in full shall automatically be deemed, as between the Purchaser Parties and the Transferor, never to have occurred, and the Transferor shall be required to remit to the Purchaser Parties an amount equal to the rescinded or returned payment.

                  (b) In addition to the releases and distributions set forth in
Section 7.02(a), if, at any time when all funds which are required to be
---------------
deposited in the Cash Collateral Account have been so deposited, any Letter of Credit expires undrawn or is canceled, then, provided that no Early Amortization Event or Potential Amortization Event shall have occurred and be continuing, the Agent shall, on request of the Transferor, release funds from the Cash Collateral Account in an amount equal to the undrawn portion of such expired or canceled Letter of Credit.

                  SECTION 7.03 Reliance on Certificates and Reports. In making
                               ------------------------------------
the decision to issue any Letters of Credit, to permit any Purchases or Reinvestments or to make any Swing Line Advances, the Agent, the L/C Issuing Bank and PNC as the lender of any Swing Line Advance may conclusively rely on any certificate or report delivered to it by the Transferor or the Servicer, and shall not be required to inquire into or confirm the accuracy of any such report or certificate.


                                 ARTICLE VIII

                             CONDITIONS PRECEDENT

                  SECTION 8.01 Conditions to Initial Purchase. This Amended and
                               ------------------------------
Restated Purchase and Servicing Agreement shall become effective on the date (the "Restatement Effective Date") when the following conditions have been
      --------------------------
satisfied:

                  (a) All of the conditions set forth in Section 5.1 of the Receivables Purchase Agreement shall have been satisfied, and the Agent shall have received an executed copy of the Receivables Purchase Agreement and each of the documents referred to in such Section 5.1.

                  (b) There shall have been delivered to the Agent a file stamped copy of the financing statement relating to the Transferred Assets, naming the Transferor as seller/debtor and the Purchasers as purchasers/secured parties that was filed on or prior to the Closing Date with the Ohio Secretary of State and the Recorder of Butler County, Ohio.

                  (c) There shall have been delivered to the Agent a copy of the Certificate of Incorporation of the Managing Member, certified as of a recent date by the Secretary of State of Ohio and a copy of the Articles of Organization of AKR, certified as of a recent date by the Managing Member.

                  (d) There shall have been delivered to the Agent a certificate of the Secretary of State of Ohio as to the good standing of the Transferor and the Managing Member and as to the documents on file in the office of such Secretary of State.

                  (e) There shall have been delivered to the Agent opinions of Frost & Jacobs and Joseph W. Plye, counsel to AK Steel and the Transferor, substantially in the respective forms set forth as Exhibit H hereto.
                                                   ---------

                  (f) There shall have been delivered to the Agent a pro-forma Monthly Report with respect to the Transferor Receivables (including the Armco Receivables), for the month ended August 31, 1999.

                  (g) The Agent shall have received all applicable fees to be paid to it as of the Closing Date.

                  SECTION 8.02 Conditions to all Purchases, Reinvestments, Swing
                               -------------------------------------------------
Loans and Letter of Credit Issuances. The obligations of (1) the Purchasers to
------------------------------------
fund any Purchases (including the initial Purchase) hereunder or to allow the Reinvestment of any Purchaser Collections, (2) the L/C Issuing Bank to issue any Letters of Credit and (3) PNC to make any Swing Line Advance on any day shall be subject to the further conditions precedent that, on the date of such Purchase or Reinvestment or the date of issuance of such Letter of Credit or the date of such Swing Line Advance the following statements shall be true in all material respects (and by the Transferor's acceptance of the amount of the Purchase or Reinvestment or the issuance of the Letter of Credit or the proceeds of a Swing Line Advance, the Transferor and the Managing Agent shall be deemed to have certified that):

                  (a) Except in the case of Reinvestments, the representations and warranties of the Transferor, the Managing Agent and the Servicer contained herein are correct on and as of such day as though made on and as of such day (and shall be deemed to have been made on such day).

                  (b) In the case of Reinvestments, the representations and warranties of the Transferor and the Managing Agent contained in Section 9.01(d)
                                                                 ---------------
and (h) and 9.02(a) are correct on and as of such day as though made on such day
    ---     -------
(and shall be deemed to have been made on such day).

                  (c) The Reinvestment Period shall not have ended and no event shall have occurred and be continuing, or would result from the making of such Purchase, Reinvestment, or Swing Line Advance or the issuance of such Letter of Credit, that constitutes an Early Amortization Event or a Potential Early Amortization Event.

                  (d) After giving effect to each proposed Purchase, Reinvestment, Swing Line Advance or the issuance of such Letter of Credit, the limits on the amount of Purchases in Section 2.05, or the limits on the
                                     ------------
obligation to issue Letters of Credit in Section 3.02(a), or the limits on the
                                         ---------------
obligation to make Swing Line Advances in Section 4.01, as the case may be,
                                          ------------
shall not be exceeded.

                  (e) Without limiting the applicability of the conditions set forth in Section 8.02(d), including the Transferor's and the Managing Member's
         ---------------
deemed certification thereof, the most recent Daily Report, Weekly Report or Monthly Report delivered by the Servicer pursuant to Section 11.05 shall
                                                     -------------
indicate that the Required Net Pool Balance after giving effect to such proposed Purchase, Reinvestment, Swing Line Advance or Letter of Credit issuance (and after giving effect to any prior Purchases or distributions to Purchasers) would not have exceeded the Net Pool Balance as of the Measurement Date for such Daily Report, Weekly Report or Monthly Report, as the case may be, if such Purchase, Reinvestment, Swing Line Advance or Letter of Credit issuance had been made on such Measurement Date.

                                  ARTICLE IX

                 REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                      TRANSFEROR AND THE MANAGING MEMBER

                  SECTION 9.01 Representations and Warranties of the Transferor
                               ------------------------------------------------
and the Managing Member. The Transferor and the Managing Member each hereby
-----------------------
represents and warrants to the Purchaser Parties as of the date hereof and shall be deemed with respect to clauses (c), (d), (e), (h) and (n) below to represent and warrant to the Purchaser Parties as of each Business Day hereafter during the Reinvestment Period, that:

                  (a) Organization and Good Standing. The Transferor is a
                      ------------------------------
limited liability company and the Managing Member is a corporation, in each case duly organized, validly existing and in good standing under the laws of the State of Ohio, and each of them has full corporate or other power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.

                  (b) Due Qualification. The Transferor is duly qualified to do
                      -----------------
business and is in good standing as a limited liability company or foreign limited liability company, and the Managing Member is duly qualified to do business and is in good standing as a corporation or foreign corporation, as applicable, and each of the Transferor and the Managing Member has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the Transferor's or Managing Member's ability to perform its obligations hereunder or under the Receivables Purchase Agreement.

                  (c) Due Authorization. The execution, delivery and performance
                      -----------------
by the Transferor and the Managing Member of the Transaction Documents to which it is a party and the consummation by the Transferor and the Managing Member of the transactions provided for herein and therein have been duly authorized by all necessary corporate or other action on the part of the Transferor and the Managing Member.

                  (d) Enforceability. Each of this Agreement and the other
                      --------------
Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit et law or in equity). The Receivables Purchase Agreement is in full force and effect, and is not subject to any dispute, offset, counterclaim or defense.

                  (e) No Conflict. The Transferor's execution and delivery of
                      -----------
this Agreement and the other Transaction Documents to which it is a party, and its performance of the transactions contemplated by this Agreement and the other Transaction Documents, and fulfillment of the terms hereof and thereof applicable to the Transferor, do not conflict with or violate any Requirements of Law applicable to the Transferor or its property or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound.

                  (f) No Proceedings. There are no proceedings or investigations
                      --------------
pending or, to the best knowledge of the Transferor, threatened against the Transferor or any of its properties, businesses, assets or revenues before any Governmental Authority, arbitration panel or other similar Person, which may adversely affect the collectibility of any Transferor Receivable.

                  (g) Consents. No authorization, consent, license, order or
                      --------
approval of, or registration or declaration with, any Governmental Authority is required to be obtained, effected or given by the Transferor in connection with the execution and delivery of this Agreement and the Receivables Purchase Agreement by the Transferor or its performance of its obligations hereunder and thereunder or the transactions contemplated hereby and thereby except for (i) the filings of the financing statements or other documents required to have been filed on or prior to the Closing Date pursuant to Section 2.01, all of which
                                                  ------------
were so filed and are in full force and effect, and (ii) the filing of any amendments, assignments or continuation statements which may become applicable pursuant to Section 2.01.
            ------------

                  (h) Liens on Properties. The Transferred Assets have been
                      -------------------
Transferred to the Purchasers, free and clear of any Lien except as created hereby. The Transferor is not a party to any contract, agreement, lease or instrument (other than this Agreement) the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Lien on any Transferred Asset or otherwise result in a violation of this Agreement.

                  (i) Contractual Obligations. (i) The Transferor is not a party
                      -----------------------
to any indenture, loan or credit agreement or any lease or other agreement or instrument, or subject to any Requirements of Law, that would have a material adverse effect on the ability of the Transferor to carry out its obligations under this Agreement or any of the other Transaction Documents, and (ii) neither the Transferor nor, to the best of the knowledge of the Transferor, any other party is in default in any respect under or with respect to the Receivables Purchase Agreement or any other material contract, agreement, lease or other instrument to which the Transferor is a party.

                  (j) Investment Company Act. The Transferor is not an
                      ----------------------
"investment company", or an "affiliated person" of, or "promoter' or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act.

                  (k) Locations. The chief place of business and chief executive
                      ---------
office of the Transferor are located at the address of the Transferor referred to in Section 17.05, and the Transferor has not changed the location of its
              -----
chief executive office or its name, identity or corporate structure within the four months prior to the date of this Agreement or since the date of its organization, whichever is shorter, and the locations of the offices where the Transferor keeps the originals of its books, records and documents regarding the Transferred Assets are listed on Schedule II hereto (or at such other locations,
                                 -----------
notified to the Agent in accordance with Section 9.03(d), in jurisdictions with
                                         ---------------
respect to which all applicable action required by Section 2.01(b) and (c) has
                                                   ---------------     ---
been taken and completed).

                  (l) Tradenames. The legal name of the Transferor is as set
                      ----------
forth on the signature page of this Agreement and the Transferor has no tradenames, fictitious names, assumed names or "doing business as" names.

                  (m) Subsidiaries. The Transferor has no Subsidiaries.
                      ------------

                  (n) Information. (i) Each certificate, information, exhibit,
                      -----------
financial statement, document, book or record or report furnished by the Transferor to the Agent, any Purchaser or the Servicer in connection with this Agreement and (ii) any information contained in the documents set forth in
Schedule III hereto regarding the Transferor provided by the Transferor to the Agent and the Purchasers is accurate in all material respects as of its date, when considered as a whole with all other such documents, and no such document contains any material misstatement of fact or omits to state any fact necessary to make the statements contained therein not materially misleading.

                  (o) Compliance. The Transferor has complied in all material
                      ----------
respects with all Requirements of Law with respect to it, its business and properties and all of the Transferred Assets.

                  (p) Each of the warranties set forth in this Section 9.01 (other than Section 9.01(a), (b), and (c)) are true and correct with respect to
            -----------------------------
the Managing Member as if the words "Managing Member" and "Managing Member's" were substituted for the words "Transferor" and "Transferor's", respectively, therein.

                  The representations and warranties set forth in this Section
                                                                       -------
9.01 shall survive the Transfer of the Transferred Assets to the Purchasers.
----
Upon discovery by the Transferor, the Managing Member or the Servicer of a breach of any of the foregoing representations and warranties, it shall give prompt written notice to the other parties.

                  SECTION 9.02 Representations and Warranties of the Transferor
                               ------------------------------------------------
and the Managing Member Relating to this Agreement and the Transferred Assets.
-----------------------------------------------------------------------------
The Transferor and the Managing Member each hereby represents and warrants to the Purchaser Parties as of the date hereof and shall be deemed to represent and warrant to the Purchaser Parties as of each Business Day hereafter during the Reinvestment Period, that:

                  (a) Valid Transfer. The Armco Purchase and Sale Agreement (as
                      --------------
defined in the Receivables Purchase Agreement) created a valid and true sale, transfer and assignment to AFC of the Armco Receivables which are outstanding on the date hereof. The Receivables Purchase Agreement creates a valid and true sale, transfer and assignment to the Transferor of, and the Transferor is the legal and beneficial owner of, all right, title and interest of the Originator and AFC in and to the Transferor Receivables and other Related Assets now existing (including such Armco Receivables) and hereafter created during the Reinvestment Period and the proceeds thereof, enforceable against the Originator, Armco and AFC and against creditors of, and purchasers from, the Originator, Armco and AFC (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and by general principles of equity, whether considered in a suit at law or in equity). As a result of the ARC Merger, the Transferor became the legal and beneficial owner of, all right, title and interest in the Armco Receivables. This Agreement constitutes a valid transfer and assignment to the Purchasers of all right, title and interest, to the extent of the Purchased Interest, of the Transferor in and to the Transferor Receivables now existing and hereafter created and purchased by the Transferor pursuant to the Receivables Purchase Agreement, and in and to all other Transferred Assets and the proceeds thereof or, if this Agreement does not constitute such a transfer and assignment, constitutes a valid grant to the Purchasers of a first priority perfected "security interest' (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in the Transferred Assets created hereunder) in all right, title and interest, to the extent of the Purchased Interest, of the Transferor in and to such Transferred Assets and the proceeds thereof. Such ownership interest or security interest, in the case of existing Transferred Assets and the proceeds thereof, is enforceable against the Transferor and against creditors of and purchasers from, the Transferor (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and by general principles of equity, whether considered in a suit at law or in equity) by the Purchasers upon execution and delivery of this Agreement, and which, in the case of the Transferred Assets hereafter created and the proceeds thereof, will be enforceable against the Transferor and against creditors of, and purchasers from, the Transferor (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and by general principles of equity, whether considered in a suit at law or in equity) by the Purchaser Parties upon such creation.

Upon each Purchase of or Reinvestment in any Transferred Asset, the Purchasers shall have an ownership or first priority perfected security interest, to the extent of the Purchased Interest, in those Transferred Assets free and clear of any Lien except as created hereby. The Transferor has caused the Servicer to mark clearly and unambiguously all its computer records and all its microfiche storage files, if any, regarding the Transferred Assets as the property of the Purchasers and shall cause the Servicer to maintain such records in a manner such that the Purchasers' perfected first priority interest in the Transferred Assets shall not be adversely affected in any respect.

                  No financing statement or other similar instrument covering any Receivable, any interest therein or any other Transferred Asset is on file in any recording office except such as may be filed (a) in favor of the Transferor in accordance with the Receivables Purchase Agreement or (b) in favor of the Purchasers.

                  (b) No Claim or Interest. Except as otherwise provided in this
                      --------------------
Agreement, neither the Transferor nor any Person claiming through or under the Transferor has any claim to or interest in the Collection Accounts, the Concentration Account, the Cash Collateral Account or the Agent's Account.

                  (c) Outstanding Balance: Net Pool Balance. The Net Pool
                      -------------------------------------
Balance is not less than the Required Net Pool Balance or, if less than the Required Net Pool Balance, then (i) all Collections are being applied as provided by Section 5.07(a)(iv) and Section 5.07(b), and (ii) there have not
            -------------------     ---------------
been 45 or more consecutive days that were each a Required Coverage Non-compliance Date.

                  (d) Investment Company Act. Each Transfer of an undivided
                      ----------------------
interest in the Transferor Receivables to the Purchasers hereunder constitutes a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise or services within the meaning of Section 3(c)(5) of the Investment Company Act.

                  (e) Eligible Receivables. Each Receivable included in the Net
                      --------------------
Pool Balance as an Eligible Receivable on the date of any Purchase or Reinvestment was an Eligible Receivable on such date, and exclusions from the Net Pool Balance on account of Concentration Limits or Extended Term Receivables have been properly made on each such date.

                  The representations and warranties set forth in this Section
                                                                       -------
9.02 shall survive the Transfer of the Transferred Assets to the Purchasers.
----
Upon discovery by the Transferor, the Managing Member or the Servicer of a breach of any of the foregoing representations and warranties, it shall give prompt written notice to the other parties.

                  SECTION 9.03 Affirmative Covenants of the Transferor and
                               -------------------------------------------
Managing Member. The Transferor and the Managing Member each hereby jointly and
---------------
severally covenants that, until this Agreement has been terminated pursuant to
Section 15.01:
-------------

                  (a) Compliance with Law. The Transferor will comply with all
                      -------------------
Requirements of Law applicable to the Transferor, its business and properties and the Transferor Receivables, where failure to so comply would have a material adverse effect on the Transferor Receivables or the ability of the Transferor to perform in any material respect its obligations hereunder or under the Receivables Purchase Agreement.

                  (b) Preservation of Existence. The Managing Member and
                      -------------------------
Transferor each will preserve and maintain its existence, rights, franchises and privileges, as a corporation or limited liability company as the case may be, and qualify and remain qualified in good standing as a foreign corporation or limited liability company as the case may be, in each jurisdiction where the failure to maintain such qualification would materially and adversely affect (i) the interests of the Purchaser Parties in the Transferred Assets, (ii) the collectibility of the Transferor Receivables or (iii) the ability of the Transferor to perform its obligations hereunder or under the Receivables Purchase Agreement.

                  (c) Keeping of Records and Books of Account. The Transferor
                      ---------------------------------------
will (i) keep or cause to be kept proper books of record and account, which shall be maintained or caused to be maintained by the Transferor and shall be separate and apart from those of any Affiliate of the Transferor, in which full and correct entries shall be made of all financial transactions and the assets and business of the Transferor in accordance with generally accepted accounting principles, and (ii) maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferor Receivables (including records adequate to permit the daily identification of each new Transferor Receivable and all Collections of and adjustments to each existing Transferor Receivable).


                  (d) Location of Records. The Transferor will keep its chief
                      -------------------
place of business and chief executive office, and the office where it keeps the books, records and documents regarding the Transferor Receivables, at the address of the Transferor referred to in Section 17.05 or, upon 45 days' prior
                                         -------------
written notice to the Agent, at any other location within the United States with respect to which all applicable action required by Section 2.01(b) and (c) shall
                                                   -----------------------
have been taken and completed.


                  (e) Maintenance of Separate Director. The Managing Member will
                      -------------------------------
maintain at least one independent director who complies in all respects with the requirements applicable to the Managing Member's independent director set forth in the Managing Member's Articles of Incorporation; provided, however, that if
                                                    --------  -------
such independent director dies or resigns the Managing Member shall have 20 Business Days to replace that person with another independent director.

                  (f)    Payment of Taxes, Etc. The Transferor will pay promptly
                         ---------------------
when due all taxes, assessments and governmental charges or levies imposed upon it or any Transferor Receivable, or in respect of its income or profits therefrom, and any and all claims of any kind, except that no such amount need be paid if (i) such nonpayment could not subject any Indemnified Party to civil or criminal penalty or liability or involve any risk of the sale, forfeiture or loss of any of the property, rights or interests covered hereunder or under the Receivables Purchase Agreement, or the imposition of any Lien on any of such property, rights or interests (ii) the charge or levy is being contested in good faith and by proper proceedings and (iii) the obligation to pay such amount is adequately reserved against in accordance with and to the extent required by generally accepted accounting principles.

                  (g)    Reporting Requirements. The Transferor will:
                         ----------------------

                  (i) within one (1) Business Day after a Responsible Officer becomes aware of the occurrence of any Early Amortization Event, Potential Early Amortization Event or Required Coverage Non-compliance Date, notify the Agent of such occurrence;

                  (ii)   as soon as possible and in any event (A) within three
                  (3) Business Days after a Responsible Officer becomes aware of the occurrence of each Early Amortization Event, Potential Early Amortization Event or Required Coverage Non-compliance Date, furnish to the Agent the statement of the chief administrative and credit officer or other Responsible Officer of the Transferor setting forth details of such Early Amortization Event, Potential Early Amortization Event or Required Coverage Non-compliance Date and the action which the Transferor has taken and proposes to take with respect thereto, and (B) within three (3) Business Days after the occurrence thereof, notify the Agent of any other event, development or information which is reasonably likely materially and adversely to affect the ability of the Transferor to perform its obligations under this Agreement or any other Transaction Document; and

                  (iii) promptly, from time to time, furnish to the Agent and the Purchasers such other information, documents, records or reports respecting the Transferor Receivables, the other Transferred Assets or the condition or operations, financial or otherwise, of the Transferor as the Agent or any Purchaser may from time to time reasonably request.

                  (h) Receivables Purchase Agreement. The Transferor will at its
                      ------------------------------
 expense timely perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Receivables Purchase Agreement, maintain the Receivables Purchase Agreement in full force and effect, enforce its rights under the Receivables Purchase Agreement substantially in accordance with its terms and comply with its obligations (to the extent obligated) under Contracts and invoices giving rise to Transferor Receivables to the same extent as if the Transferred Assets had not been sold hereunder; and the exercise by the Agent or its designee of its rights hereunder shall not relieve the Transferor from such obligations, and none of the Purchaser Parties shall have any obligation or liability with respect to any Contracts or be obligated to perform any of the obligations of the Transferor thereunder.

                  (i) UCC Opinion. On or before March 31 of each calendar year,
                      -----------
 beginning with March 31, 1995, the Transferor shall deliver to the Agent an Opinion of Counsel to the effect that no financing statements or continuation statements, other than those currently filed, are necessary to be filed by the Transferor or the Servicer in order to fully preserve and protect the respective interests of the Transferor or any of the Purchaser Parties in and to the Transferred Assets or Collateral or describing such filings as may be necessary.

                  (j) Litigation, etc. The Transferor and Managing Member shall
                      ---------------
 notify the Agent immediately if it becomes aware of (i) any previously undisclosed litigation, investigation or proceeding against the Transferor, the Managing Member, the Originator or the Servicer, or otherwise affecting the Originator's, the Managing Member's or the Transferor's property or its interest therein (but only, in the case of the Originator or the Servicer, if such litigation, investigation or proceeding is reasonably likely to have a material adverse effect on the Originator or the Servicer) and (ii) any material adverse development in previously disclosed litigation.

                  (k) Tangible Net Worth. The Transferor shall at all times
                      ------------------
 maintain a Tangible Net Worth of at least $40,000,000.

                  (l) Accounts. Within 30 days of the Restatement Effective
                      --------
 Date, the Transferor shall (i) with respect to the Concentration Account and Collection Accounts listed on Schedule I hereto, enter into amendments, in form and substance satisfactory to the Agent, with the Concentration Account Bank and each of the Collection Account Banks reflecting this Agreement as it relates to such Concentration Account and such Collections Accounts, as the case may be, and (ii) with respect to any lockboxes or bank accounts of AFC (a) cause the Chase Manhattan Bank (National Association) to terminate all of its right, title and interest in, and to, such lockboxes and account of AFC, and
 (b) in accordance with Section 5.05, enter into Collection Account Letters with
                        ------------
 each banking institution at which such lockboxes and accounts are maintained.

                  SECTION 9.04 Negative Covenants of the Transferor and Managing
                               -------------------------------------------------
Member. The Transferor and the Managing Member each hereby jointly and severally
------
covenants that, until this Agreement has been terminated pursuant to Section
                                                                     -------
15.01:
-----
                  (a) No Liens. Except as otherwise provided herein, the
                      --------
Transferor will not sell, pledge, assign, transfer or otherwise dispose of (by operation of law or otherwise), or grant, create, incur, assume or suffer to exist any Lien on, any Transferred Asset or Collateral or any other property or asset of the Transferor, including any account to which Collections are sent, or any right to receive proceeds from or in respect of any of the foregoing, whether now existing or hereafter created, or any interest therein, and the Transferor shall defend the right, title and interest of the Purchaser Parties in and to the Transferred Assets and the Collateral, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor.

                  (b) Activities of the Transferor. The Transferor will not
                      ----------------------------
engage in, enter into or be a party to any business, activity or transaction of any kind other than the businesses, activities and transactions contemplated and authorized by this Agreement and the other Transaction Documents and such other activities which are necessary or incidental to its ability to carry out its obligations under such Transaction Documents.

                  (c) Indebtedness. Except as provided herein or in the
                      ------------
 Receivables Purchase Agreement, the Transferor will not create, incur or assume any Indebtedness or other liability (other than operating expenses incurred in the performance of or incidental to its obligations under this Agreement) or sell or transfer any Receivables to any Person.

                  (d) Guarantees. Except as provided for herein, the Transferor
                      ----------
will not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

                  (e) Investments. The Transferor and the Managing Member will
                      -----------
 not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, partnership or joint venture, or otherwise) in, any Affiliate or any other Person except for (1) in the case of Transferor, purchases of Transferor Receivables pursuant to the terms of the Receivables Purchase Agreement and investments in Eligible Investments in accordance with the terms of this Agreement and (2) in the case of the Managing Member, its membership in the Transferor.

                  (f) Extension or Amendment of Transferor Receivables. The
                      ------------------------------------------------
 Transferor will not (i) extend, amend or otherwise modify (or consent or fail to object to any such extension, amendment or modification by the Originator
 of), except as permitted in Section 11.01(c), the terms of any Transferor
                             ----------------
 Receivable, or amend, modify or waive (or consent or fail to object to any such amendment, modification or waiver by the Originator of) any payment term or condition of any invoice related thereto (other than as provided in the Credit Policy Manual and in a manner which the Transferor believes in good faith will maximize Collections), or (ii) make a change in the character of its business or (iii) make a change in the Credit Policy Manual if the effect of such change in the Credit Policy Manual would be to impair the collectibility of any Transferor Receivable or otherwise materially and adversely affect the rights, interests or remedies of the Purchaser Parties under any Transaction Document. The Transferor will not rescind or cancel, or permit the rescission or cancellation of, any Transferor Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority. Notwithstanding the foregoing provisions of this Section 9.04(f), each of the Transferor and the
                              ---------------
 Servicer may extend, amend, modify, cancel or rescind (and the Transferor need not object to any such action by the Servicer) any Diluted Receivable in connection with a valid dispute; provided, however, that such amendment,
                                  --------  -------
 modification, cancellation or rescission shall not have an adverse effect on the interests of the Purchaser Parties, which effect is not cured pursuant to
 Section 5.08.
 ------------

                  (g) Change in Corporate Name. The Managing Member and the
                      ------------------------
 Transferor will not (i) make any change to its respective corporate or limited liability company name or principal place of business or use any tradenames, fictitious names, assumed names or "doing business as" names or (ii) change its jurisdiction of organization.

                  (h) Receivables Purchase Agreement. The Transferor will not
                      ------------------------------
 (i) cancel or terminate the Receivables Purchase Agreement or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any term or condition of the Receivables Purchase Agreement or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Receivables Purchase Agreement or (iv) take any other action under the Receivables Purchase Agreement not required by the terms thereof.

                  (i) Organization. The Managing Member will not amend its
                      ------------
 certificate of incorporation or bylaws, and the Transferor will not amend its articles of organization or its operating agreement.

                  (j) Maintenance of Separate Existence. The Transferor and the
                      ---------------------------------
 Managing Member each will not (i) fail to do all things necessary or appropriate to maintain Managing Member's existence as a corporation, and Transferor's existence as a limited liability company, separate and apart from each other and from AK Steel and any Affiliate of AK Steel or of the Managing Member or Transferor, including conducting business correspondence in its own name, holding regular meetings of, or obtaining regular written consents from, as the case may be, its members, shareholders and Board of Directors and maintaining appropriate books and records; (ii) suffer any limitation on the authority of its own members, directors and officers to conduct its business and affairs in accordance with their independent business judgment, or authorize or suffer any Person other than its own members, directors and officers to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which a limited liability company's or corporation's own members, directors and officers would customarily be responsible; (iii) fail to (A) maintain or cause to be maintained by its agent under its own control physical possession of all its books and records, (B) maintain capitalization adequate for the conduct of its business, (C) account for and manage its liabilities separately from those of any other Person, including payment of all payroll and other administrative expenses and taxes from its own assets, (D) segregate and identify separately all of its assets from those of any other Person, and (E) maintain offices through which its business is conducted separate from those of AK Steel and any Affiliates of AK Steel or of the Managing Member and Transferor (provided that, to the extent that the Managing Member and Transferor and any of their Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs and expenses among them, and each such entity shall bear its fair share of such expenses); or (iv) commingle its funds with those of AK Steel or any Affiliate of AK Steel or of the Transferor or Managing Member, or use its funds for other than the Transferor's or Managing Member's (as the case may be) uses.

                  (k) Ownership; Merger. Neither the Managing Member nor the
                      -----------------
 Transferor will (i) sell any membership interest or any shares of any class of its stock or any interest therein to any Person (other than in the case of the Managing Member, to AK Steel, and in the case of Transferor, to Managing Member and to AKS Investments, Inc., an Ohio corporation so long as AKS Investments, Inc. shall remain a wholly owned subsidiary of AK Steel), or enter into any transaction of merger or consolidation or convey or otherwise dispose of any substantial portion of its assets (except as contemplated herein), or purchase or redeem any membership interest or any shares of its stock; or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution); or (iii) permit the pledge of its membership interest or any capital stock (provided that AK Steel may pledge the Subordinated Note (as such term is defined in the Receivables Purchase Agreement) of the Transferor or the stock of the Managing Member in connection with a financing, but only if subject to an intercreditor agreement as contemplated by Section 11.04(r)), or
                                                          ----------------
 (iv) acquire or permit any of its shares of capital stock to be acquired by any Person other than AK Steel.

                  (l) Restricted Payments. The Transferor will not purchase or
                      -------------------
 redeem any membership or other equity interests of the Transferor, declare or pay any dividends or other payments thereon, make any distribution to members or set aside any funds for any such purpose, or prepay, purchase or redeem any subordinated indebtedness (including any amounts outstanding on the Subordinated Note) if, after giving effect to such purchase, redemption, declaration, payment, distribution, allocation or prepayment (i) the Tangible Net Worth of the Transferor would be less than $40,000,000 or (ii) any Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing.

                  (m) Receivables Not to be Evidenced by Instruments. The
                      ----------------------------------------------
 Transferor will take no action to cause any Transferor Receivable to be evidenced by any "instrument" (as defined in the UCC of the state the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event the Transferor shall deliver or cause to be delivered such instrument to the Agent as soon as reasonably practicable but in no event more than three (3) Business Days after execution thereof.

                  (n) Filing of Continuation Statements. In addition to its
                      ---------------------------------
 obligations pursuant to Section 2.01, the Transferor shall prepare and file, or
                         ------------
 cause to be prepared and filed, such continuation statements and any other documents reasonably requested by the Agent, any of the Purchasers or the Servicer or which may otherwise be required by law to fully preserve and protect the interest of the Purchaser Parties hereunder in and to the Transferred Assets and the Collateral.

                  (o) Insurance Policies. The Transferor shall not, directly or
                      ------------------
 indirectly, be named and shall not enter into any agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of an Affiliate.

                  (p) Performance by Managing Member. The Managing Member will
                      ------------------------------
 perform all the covenants set forth in Section 9.04(a), (b), (c), (d), (f),
 (h), (l), and (o) as if all references to the Transferor contained in such sections were references to the Managing Member.


                                   ARTICLE X

                           EARLY AMORTIZATION EVENTS

                  SECTION 10.01 Early Amortization Events. The following events
                                -------------------------
 shall be, without duplication, "Early Amortization Events":

                  (a) any failure by the Transferor, the Managing Member, the Originator or the Servicer (i) to make when due any payment, transfer or deposit required to be paid by it under the terms of this Agreement or any other Transaction Document, or to deliver any Daily Report on any date when required hereunder, or (ii) to observe or perform any other obligation, covenant or agreement to be performed by it under this

 Agreement or any other Transaction Document which failure (in the case of this clause (ii)) continues unremedied for a period of:

                  (1) one (1) Business Day in the case of any failure to deliver or cause to be delivered any Determination Date Certificate when required hereunder;

                  (2) two (2) Business Days in the case of any failure to deliver or cause to be delivered any Weekly Report or Monthly Report when required hereunder;

                  (3) five (5) Business Days with respect to a failure to comply with any of the covenants contained in Section 9.03(d), (e),
                                                         ---------------  ---
                  (g), (h), or Section 9.04; or
                  ---  ---     ------------

                  (4) thirty (30) days with respect to each other obligation, covenant or agreement of the Transferor contained herein, in each case after the earlier of (A) the date a Responsible Officer of the Transferor, the Managing Member, the Originator or the Servicer had actual knowledge thereof and (B) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Agent or to the Transferor and the Agent by a Purchaser; or

                  (b) except as otherwise provided in this Section 10.01, (i)
                                                           -------------
 any representation, warranty or certification made or deemed to be made by the Transferor, the Managing Member, the Originator or the Servicer under or in connection with this Agreement or any other Transaction Document, shall prove to have been incorrect in any material respect when made or (ii) any other report, financial statement or other information furnished by, though or on behalf of the Transferor, the Managing Member, the Originator or the Servicer or any of their Affiliates to the Agent or to any Purchaser in connection with the Transaction Documents shall prove to have been incorrect in any material respect as of the date it was dated or as of the date so furnished, or shall prove to have contained any material misstatement of fact or to have omitted to state any fact necessary to make the statements contained therein not materially misleading; or

                  (c) any other default by the Transferor, the Managing Member, the Originator or the Servicer shall occur, and shall not be remedied within the applicable grace period, if any, under the Receivables Purchase Agreement, or the Receivables Purchase Agreement shall for any reason cease to be in full force and effect or an Early Termination (as defined therein) shall occur; or

                  (d) an Insolvency Event shall occur with respect to the Transferor, the Managing Member, the Originator or the Servicer (provided the Servicer is AK Steel or any Affiliate thereof); or

                  (e) the SEC or other regulatory body reaches a final determination that the Transferor is or is controlled by an "investment company" within the meaning of the Investment Company Act; or

                  (f) (i) any purchase of any Receivables by the Transferor under the Receivables Purchase Agreement shall not, or shall cease to, create a valid and true sale, transfer and assignment to the Transferor of all right, title and interest of the Originator in and to such Receivables and the Related Assets and the proceeds thereof; or (ii) any Transfer of any Transferred Assets on any date shall for any reason cease to create a valid transfer and assignment to the Purchasers of all right, title and interest of the Transferor in and to such Transferred Assets and the proceeds thereof or, if such Transfer does not constitute such a sale, transfer and assignment, cease to create a valid and perfected first priority "security interest" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in such Transferred Assets created hereunder) in such Transferred Assets and the proceeds thereof, or (iii) the Purchaser Parties shall otherwise not, or shall cease to, have a beneficial interest in the Transferred Assets or to have a perfected first priority security interest in the Transferred Assets now existing and hereafter arising and the proceeds thereof to the extent of their respective Undivided Fractional Interests or (iv) the Purchaser Parties shall not, or shall cease to, have a perfected first priority security interest in the Collateral; or

                  (g) a Servicer Default shall have occurred and be continuing;
 or

                  (h) the Servicer shall have resigned and no replacement Servicer satisfactory to the Agent shall have been appointed; or

                  (i) the sum of (A) the Net Pool Balance plus (B) any amount contained in the Cash Collateral Account pursuant to Section 5.07(a)(iv) is
                                                      -------------------
 less than the Required Net Pool Balance for 15 consecutive days following a Required Coverage Non-compliance Date, or the Net Pool Balance is less than the Required Net Pool Balance for 45 consecutive days following a Required Coverage Non-compliance Date; or

                  (j) the Average Default Ratio shall at any time be greater than 3.0%; or

                  (k) (i) Holding or AK Steel or any Subsidiary of either of them shall fail to pay any principal, interest, premium or other amounts in respect of any of its Indebtedness, or of any Indebtedness of any other Person guaranteed by it, which Indebtedness in either case has an aggregate principal amount of $10,000,000 or more, or any installment or installments of principal, interest, premium or other amounts on Indebtedness in the aggregate amount of $10,000,000 or more, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (ii) any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to permit the holder thereof to accelerate the maturity of such Indebtedness or to require such indebtedness to be prepaid or repurchased prior to its originally scheduled maturity, or (iii) any such Indebtedness shall be declared to be due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayments), prior to the stated maturity thereof; or

                  (l) Any judgment or order for the payment of money shall be rendered against the Transferor or the Managing Member, or any judgment or order for the payment of money in excess of $5,000,000 shall be rendered against Holding, AK Steel or any Subsidiary of either of them and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order and not stayed or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (m) The warranty in Section 9.02(a) shall fail to be true at
                                      ---------------
 any time; or

                  (n) any Change of Control shall occur with respect to AK Steel,Holding, AKS Investments, Inc., the Managing Member or the Transferor; or

                  (o) The IRS shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Transferor or the Managing Member or any of its ERISA Affiliates and such lien shall not have been released within five Business Days, or the PBGC shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Transferor or the Managing Member or any of its Affiliates.

 In the case of any Early Amortization Event, either the Agent (unless otherwise directed by a Majority in Interest) or a Majority in Interest, by notice then given in writing to the Transferor or the Managing Member and the Servicer (and to the Agent if given by such Purchasers), may declare (provided such event shall not have been remedied) the Amortization Date to have occurred as of the date of such notice; provided, however, that, in the case of any such event
                      --------  -------
 described in clause (d) above, the Amortization Date shall automatically occur without any notice or other action on the part of any Person, immediately upon the occurrence of such event. Promptly and in any event within one (1) Business Day after the Servicer or the Transferor or the Managing Member becomes aware of any Early Amortization Event, the Servicer or the Transferor or the Managing Member shall notify the Agent of the occurrence of such Early Amortization Event. After the Amortization Date has been declared or automatically occurred pursuant to this Section 10.01, the Agent and the Purchasers shall have, in
                  -------------
 addition to all rights and remedies under the Transaction Documents, all other rights and remedies provided under the Uniform Commercial Code of each applicable jurisdiction and other applicable laws (including as to the Collateral granted pursuant to
Article XVIII) all of which are cumulative and not exclusive.
--------------

                  SECTION 10.02 Additional Rights Upon the Occurrence of any
                                --------------------------------------------
 Early Amortization Event. (a) Upon the occurrence and during the continuance of
 ------------------------
 any Early Amortization Event, in addition to all other rights and remedies under this Agreement or otherwise and all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws (which rights shall be cumulative), each of the Servicer, at the direction of the Agent, and the Agent may exercise any and all rights and remedies of the Transferor under or in connection with the Receivables Purchase Agreement, including any and all rights of the Transferor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables Purchase Agreement.

                  (b) In addition, without limiting the generality of the foregoing, upon the occurrence of an Early Amortization Event and the declaration or automatic occurrence of the Amortization Date, the Agent may, but shall not be obligated to, at its option, and pursuant to notification given to the Transferor (which notification, if required by law, shall be deemed reasonably and properly given if sent via certified mail, return receipt requested, at least five (5) calendar days before such disposition), sell, dispose of or otherwise liquidate any Transferor Receivables, Related Assets or Collateral in their possession at public or private sale and apply the proceeds thereof first to the payment of expenses in connection with the taking possession of, storing, preparing for sale, and disposition of the Transferor Receivables, Related Assets aid Collateral (including reasonable attorneys' fees and other legal expenses), and any balance of such proceeds shall be applied toward the payment of such of the Obligations, and in such order of application, as provided in Section 5.07(f).
                             ---------------

                  (c) If an Insolvency Event with respect to the Transferor occurs, the Transferor shall immediately cease to transfer an undivided interest in Transferor Receivables to the Purchasers and shall promptly give written notice to the Agent, who shall within two (2) Business Days forward such notice to the other Purchaser Parties and the Servicer of such event. Notwithstanding the above, an undivided interest in Transferor Receivables transferred to the Purchasers prior to the occurrence of such Insolvency Event and Purchaser Collections relating to such an undivided interest in Transferor Receivables shall continue to be beneficially owned by the Purchasers.

                  (d) If any Indebtedness is supported by a Letter of Credit issued hereunder, upon the occurrence and during the continuance of any Early Amortization Event, or upon the occurrence and continuation beyond any applicable grace or cure period of a default or an event of default with respect to any such Indebtedness, the L/C Issuing Bank may give written notice to the holders of any such Indebtedness, or to any trustee or agent for such holders, stating that such Early Amortization Event, default or event of default has occurred and is continuing and that such Letter of Credit will terminate 15 days after the date of the receipt of such notice by the Person to which such notice is sent, and directing such Person to accelerate the maturity of such Indebtedness or to cause a mandatory redemption or tender of such Indebtedness.


                                  ARTICLE XI

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

                  SECTION 11.01 Acceptance of Appointment and Other Matters
                                -------------------------------------------
Relating to the Servicer. (a) The servicing, administration and collection of
------------------------
the Transferred Assets shall be conducted by the Person designated as Servicer hereunder. AK Steel is hereby designated and does hereby agree to act as the Servicer for the benefit of the Transferor and the Purchaser Parties under this Agreement and the Transferor and the Purchaser Parties hereby consent to AK Steel so acting as Servicer. The Servicer hereby disclaims all right, title and interest in and to the Transferor Receivables and the proceeds thereof, except for the payment of its fees and expenses hereunder, the payment of which, if and so long as AK Steel is the Servicer, is subordinate in all respects to the payment in full in cash of any amount owing to any Purchaser Party pursuant to any Transaction Document.

                  (b) The Servicer shall enforce the Transferor's and the Purchaser Parties' respective rights and interests in, to and under the Transferor Receivables and the Transferred Assets. The Servicer, on behalf of the Transferor and the Purchaser Parties, shall service, administer and collect the Transferor Receivables and, in connection therewith, the Servicer shall take or cause to be taken all such actions as it may determine in good faith shall be necessary or advisable to attempt to maximize the collection of each Transferor Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit Policy Manual.

                  (c) If no Early Amortization Event shall have occurred and be continuing, the Servicer may, in accordance with the Credit Policy Manual, extend the maturity, adjust the Outstanding Balance, or otherwise modify the terms of any Defaulted Receivable or amend, modify or waive any payment term or condition of any invoice related thereto, all as it may determine in good faith to be appropriate to maximize Collections thereof, provided that, for all
                                                    --------
 purposes hereunder, any such Transferor Receivable which is otherwise a Defaulted Receivable shall remain a "Defaulted Receivable" in the amount of its Outstanding Balance (without giving effect to any such extension, adjustment, amendment, modification or waiver) until paid.

                  (d) Except as otherwise provided in any Transaction Document, the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 12.01, the
                                                        -------------
Servicer or its designee is hereby authorized and empowered to (i) make withdrawals and payments from the Concentration Account, subject to the limitations set forth in Section 5.05 and as otherwise set forth in this
                         ------------
Agreement, and (ii) subcontract with third persons for servicing, administering or collecting the Receivables, provided that such Person shall not become
                               --------
Servicer hereunder and the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof, and provided that the Servicer shall not enter into any such subcontract without the
--------
prior written consent of the Agent if the services of such subcontractor are reasonably likely to be necessary to the performance by a successor Servicer of its duties hereunder and are unlikely to be readily available to such successor Servicer. The Transferor hereby grants to the Servicer an irrevocable power of attorney, with full power of substitution and coupled with an interest, to take in the Transferor's name any and all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Transferor or transmitted or received by the Agent (whether or not from the Transferor) in connection with any Receivable.

          (e) The Servicer shall not be, and no Successor Servicer shall be, obligated to use separate servicing procedures, offices or employees for servicing the Transferor Receivables from the procedures, offices or employees used by the Servicer in connection with servicing other trade receivables or its business in general.

          (f) The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Purchaser Parties under this Agreement is intended by the parties to be that of an independent contractor to or with the Purchaser Parties and shall not be construed to be that of a joint venturer, partner, or agent, such that the acts of the Servicer are in any way vicariously attributable to any of the Purchaser Parties in its individual capacity.

          SECTION 11.02  Servicing Compensation; Servicer's Expenses.
                         -------------------------------------------

          (a)  Compensation. As full compensation for its servicing activities
               ------------
hereunder, the Servicer shall be entitled to receive a per annum servicing fee, paid monthly (the "Servicing Fee"), for each Collection Period (or portion
                   -------------
thereof) from the Closing Date until the termination of the Amortization Period, payable in arrears on the Distribution Date with respect to such Collection Period (or portion thereof), in an amount equal to the product of .50% and the average Outstanding Balance of the Transferred Receivables during such Collection Period. The first payment of the Servicing Fee shall be made on January 15, 1995 for the month of December 1994. In the case of any Servicer other than AK Steel or any Affiliate thereof, the Servicing Fee may be a higher fee, as shall be agreed to by the Agent in its sole discretion, but in no event in excess of a per annum fee equal to 120% of the costs incurred directly or indirectly (including a reasonable overhead allocation) by such Servicer in performing its duties hereunder. The Servicing Fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in,
Section 5.07(d) hereof. For so long as AK Steel is the Servicer, the Servicing
---------------
Fee shall be subordinated in right of payment to all other obligations of the Transferor to any of the Purchaser Parties hereunder.

          (b)  Expenses. The Servicer's expenses include: first, the Agent's Fee
               --------
(to the extent not paid from Collections); then all documented expenses and liabilities of the Purchasers not expressly stated herein to be for the account of the Purchasers, including expenses related to enforcement of the Receivables and the other amounts due to the Agent pursuant to Section 11.12, the reasonable
                                                   -------------
fees and disbursements of independent accountants, counsel and other fees and documented expenses, including the costs of filing UCC continuation statements; provided that, in no event shall the Servicer be liable for any federal, state
--------
or local income, franchise or other tax, or any interest or penalties with respect thereto, assessed on the Agent or the Purchasers except as expressly provided herein. The Servicer's expenses shall be payable, first, from the
                                                           -----
Servicing Fee, and, second, to the extent not paid from the Servicing Fee, by
                    ------
the Transferor for its own account, and, third, to the extent the Transferor
                                         -----
shall fail to pay any of such expenses, by the Servicer for its own account, and the Servicer shall not be entitled to any payment for any such expenses other than the Servicing Fee and reimbursement from the Transferor, subject to the priority of payments set forth in Section 5.07(d). In addition, to the extent
                                  ---------------
not paid from the Servicing Fee, the Transferor shall pay for its own account, and, if the Transferor fails to do so, the Servicer will pay, all fees and expenses incurred by or on behalf of the Servicer in connection with its servicing activities hereunder (including expenses related to enforcement of the Transferor Receivables and the costs of a Service Transfer) or otherwise in connection herewith (including the fees and expenses set forth above), and the Servicer will not be entitled to any fee or other payment from, or claim on, any of the Transferred Assets (other than the Servicing Fee and reimbursement from the Transferor). The Transferor's and Servicer's covenant to pay the expenses and disbursements provided for in this Section 11.02(b) shall survive the
                                       ----------------
termination of this Agreement.

          SECTION 11.03  Representations and Warranties of the Servicer. AK
                         ----------------------------------------------
Steel, as initial Servicer, hereby makes, and each Successor Servicer by acceptance of its appointment hereunder shall make, the following representations and warranties, in the case of the initial Servicer, as of the date hereof and as of the date of the initial Purchase of Receivables or, in the case of any Successor Servicer, the date of such appointment and in the case of the initial Servicer and each Successor Servicer the date of each Swing Line Advance, Letter of Credit issuance, and Purchase:

          (a)  Organization and Good Standing. The Servicer is a corporation or
               ------------------------------
national banking association duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization or incorporation and has, in all material respects, full corporate power and authority to own its properties and conduct its business including its receivables servicing business as such properties are presently owned and as such business is presently conducted and as is proposed to be conducted under the Transaction Documents to which it is a party, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.

          (b)  Due Qualification. The Servicer is duly qualified to do business
               -----------------
and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which the servicing of the Receivables in accordance with the terms of this Agreement requires such qualification, except where failure to so qualify or to obtain such licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Servicer under this Agreement and no authorization, license or registration with any Governmental Authority is required to be obtained by the Servicer in connection with the execution, delivery and performance of its obligations under the Transaction Documents to which it is a party.

          (c)  Due Authorization. The Servicer's execution, delivery and
               -----------------
performance of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Servicer and do not conflict with its certificate of incorporation or bylaws or other similar document, and this Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered on behalf of the Servicer.

          (d)  Binding Obligation. This Agreement constitutes a legal, valid and
               ------------------
binding obligation of the Servicer enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws now and hereafter in effect affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (e)  No Conflict. The Servicer's execution and delivery of this
               -----------
Agreement and the other Transaction Documents to which it is a party and its performance of the transactions contemplated hereby and thereby and fulfillment of the terms hereof and thereof applicable to the Servicer, do not conflict with or violate in any material respect any Requirements of Law applicable to the Servicer and its properties, or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

          (f)  No Proceedings. There are no proceedings or, to the best
               --------------
knowledge of the Servicer, investigations pending or threatened against the Servicer or relating to any of its properties, businesses, assets or revenues before any Governmental Authority, arbitration panel or other similar Person (i) asserting the illegality, invalidity or unenforceability or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability, of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any other Transaction Document or the performance of any Receivable.

          (g)  No Consents. No authorization, consent, license, order or
               -----------
approval of or registration or declaration with any Governmental Authority is required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement by the Servicer or the performance of its obligations hereunder.

          (h)  Collection Accounts. The names, addresses and ABA numbers of all
               -------------------
the Collection Account Banks, together with the account numbers of the Collection Accounts and the name of a contact person at such Collection Account Bank, are specified in Schedule l hereto as of the Closing Date. Also specified
                       ----------
in Schedule I hereto are the name, address and ABA numbers of the Concentration
   ----------
Account Bank, together with the account number and the name of a contact person for the Concentration Account as of the Closing Date.

          (i)  Payment Instructions. The Servicer has notified the Obligor on
               --------------------
each Transferor Receivable to make payments on such Receivable to one of the Collection Accounts.

          (j)  Reports and Determination Date Certificates. Each Daily Report,
               -------------------------------------------
Weekly Report, Monthly Report and Determination Date Certificate delivered by the Servicer pursuant to this Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.

          (k)  Servicer Default. No Servicer Default or Potential Servicer
               ----------------
Default has occurred or is continuing.

          (l)  Servicing Programs. No license or approval is required for
               ------------------
Agent's or any Successor Servicer's use of any computer program used by the Servicer in the servicing of the Receivables, other than those which have been obtained and are in full force and effect, or are generally commercially available without the consent of the owners thereof.

          The representations and warranties set forth in this Section 11.03
                                                               -------------
shall survive the Transfer of the Transferred Assets to the Purchasers. Upon a discovery by the Transferor or the Servicer of a breach of any of the foregoing representations and warranties, it shall give prompt written notice to the other parties.

          SECTION 11.04  Covenants of the Servicer. The Servicer hereby
                         -------------------------
Covenants that, until the termination of this Agreement pursuant to Section
                                                                    -------
15.01:
-----
          (a)  Collections. If the Servicer or any Affiliate thereof receives
               -----------
any Collections, the Servicer agrees to hold, or cause such Affiliate to hold, all such Collections in trust and to deposit, or cause such Affiliate to deposit, such Collections to the appropriate Collection Account or the Concentration Account as soon as practicable, but in no event later than two (2) Business Days after receipt thereof by the Servicer or such Affiliate, and shall clearly mark its records to reflect such trust.

          (b)  Compliance with Requirements of Law. The Servicer will comply in
               -----------------------------------
all material respects all obligations on its part to be fulfilled under or in connection with each Transferor Receivable, will maintain in effect all qualifications required under Requirements of Law in order to service each Transferor Receivable and will comply in all material respects with all other Requirements of Law in connection with servicing each Transferor Receivable.

          (c)  Extension or Amendment of Transferor Receivables. Except as
               ------------------------------------------------
permitted by Section 11.01(c), the Servicer will not (i) extend, amend or
             ----------------
otherwise modify (or consent or fail to object to any such extension, amendment or modification by the Originator or the Transferor of) the terms of any Transferor Receivable, or amend, modify or waive (or consent or fail to object to any such amendment. modification or waiver or change by the Originator or the Transferor of) any payment term or condition of any invoice related thereto (other than as provided in the Credit Policy Manual and in a manner which the Servicer believes in good faith will maximize Collections) or (ii) make a change in the Credit Policy Manual, if the effect of such change in the Credit Policy Manual would be to impair the collectibility of any Transferor Receivable or otherwise materially and adversely affect the rights, interests or remedies of any Purchaser Party under any Transaction Document. The Servicer will not rescind or cancel, or permit the rescission or cancellation of, any Transferor Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority. Notwithstanding the foregoing provisions of this Section
                                                                         -------
11.04(c), each of the Servicer and the Originator may extend, amend, modify,
--------
cancel or rescind (and the Servicer need not object to any such action by the Originator) any Diluted Receivable in connection with a valid dispute; provided,
                                                                       --------
however, that such amendment, modification, cancellation or rescission shall not
-------
have an adverse effect on the rights, interests or remedies of any Purchaser Party which effect is not cured pursuant to Section 5.08.
                                            ------------

          (d)  Protection of Purchasers' Rights. Except as authorized by this
               --------------------------------
Agreement, the Servicer will take no action which would impair the rights of the Agent or the Purchasers in any Transferred Asset.

          (e)  Deposits to Concentration Account or any Collection Account. The
               -----------------------------------------------------------
Servicer will not deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit, to the Concentration Account or any Collection Account cash or cash proceeds other than Collections.

          (f)  Receivables Not to be Evidenced by Promissory Notes. The Servicer
               ---------------------------------------------------
will take no action to cause any Transferor Receivable to be evidenced by any "instrument" (as defined in the UCC of the State the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event the Servicer shall deliver such instrument to the Agent as soon as reasonably practicable but in no event more than three (3) Business Days after execution thereof.

          (g)  Reporting Requirements. In addition to the other certificates and
               ----------------------
reports required to be delivered hereby, the Servicer will furnish to the Agent and the Purchasers:

          (A) as soon as possible and in any event within three (3) Business Days after a Responsible Officer becomes aware of the occurrence of a Servicer Default, a Potential Servicer Default, an Early Amortization Event, a Potential Early Amortization Event or a Required Coverage Non-compliance Date, notification of such occurrence;

          (B) as soon as possible and in any event (A) within five (5) Business Days after a Responsible Officer becomes aware of the occurrence of a Servicer Default, a Potential Servicer Default, an Early Amortization Event, a Potential Early Amortization Event or a Required Coverage Non-compliance Date, the statement of the chief financial officer or chief accounting officer or other Responsible Officer setting forth details of such Servicer Default, Early Amortization Event, Potential Early Amortization Event or Required Coverage Non-compliance Date and the action which the Servicer has taken and proposes to take with respect thereto, and (B) within five (5) Business Days after the occurrence thereof, notice of any other event, development or information which is reasonably likely materially and adversely to affect the ability of the Servicer to perform its obligations under this Agreement or any other Transaction Document;

          (C) promptly, from time to time, furnish to the Purchaser Parties such other information, documents, records or reports within its possession respecting the Transferred Assets or the condition or operations, financial or otherwise, of the Servicer as the Agent or any of the Purchasers may from time to time reasonably request; and

          (D) written notice, immediately if it becomes aware of (i) any previously undisclosed litigation, investigation or proceeding against the Transferor, the Originator or the Servicer, or otherwise affecting the Originator's or the Transferor's property or its interest therein (but only, in the case of the Originator or the Servicer, if such litigation, investigation or proceeding is reasonably likely to have a material adverse effect on the Originator or the Servicer) and (y) any material adverse development in previously disclosed litigation.

          The Servicer and the Transferor shall, as soon as available and in any event not later than December 31, 1999, and as soon as available and in any event within 90 days after any subsequent request therefor by the Majority in Interest, deliver to each of the Purchasers an audit of the Receivables and the Related Assets of the Servicer to be conducted by the Agent, and in form and scope, satisfactory to the Agent, it being understood and agreed that (i) so long as no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing, no more than one such audit shall be required to be performed at the request of the Majority in Interest in any calendar year, and (ii) only such audit performed not later than December 31, 1999 and any such audit performed after the occurrence and during the continuance of an Early Amortization Event or Potential Early Amortization Event shall be at the expense of the Transferor and the Servicer, jointly and severally, with the expense of all other such audits to be shared by the Purchasers ratably in accordance with their respective Commitment Percentages (or, if the Commitments shall have terminated, in accordance with the respective amounts of the Purchased Interests then held by them).

          (h)  Filing of Continuation Statements. The Servicer shall prepare and
               ---------------------------------
file such continuation statements and any other documents reasonably requested by the Agent, the Transferor or any of the Purchasers or which may otherwise be required by law fully to preserve and protect the interest of the Agent, the Transferor or any of the Purchaser Parties hereunder in and to the Transferor Receivables.

          (i)  Change in Credit Policy Manual. The Servicer shall comply with
               ------------------------------
and perform its servicing obligations with respect to the Receivables, and shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, in accordance in all material respects with the Credit Policy Manual. The Transferor or the Servicer, as applicable, may not change the terms and provisions of the Credit Policy Manual (A) without the prior written approval of the Agent, which shall not be unreasonably withheld, or (B) in any case, in any manner which is reasonably likely to impair the collectibility of any Transferor Receivable.

          (j)  Records. The Servicer shall hold in trust for the Transferor and
               -------
the Purchaser Parties in accordance with their respective interests, all of the Records that are associated with or otherwise evidence of or related to any Transferor Receivable, and the Transferor shall deliver all such items to the Servicer for holding. Upon the occurrence and during the continuation of an Early Amortization Event, the Servicer shall, at the Agent's request, assemble all of the Records in its possession that are associated with or otherwise evidence of or related to any Transferor Receivable or any account established hereunder or hereby and make the same available to the Agent at a place selected by the Agent and the Servicer shall, at the Transferor's request, assemble all of the Records in its possession that are associated with or otherwise evidence of or related to any Receivable and make the same available to the Transferor at a place selected by the Transferor.

          (k)  Change in Corporate Name. The Servicer will not (i) make any
               ------------------------
change to its company name or principal place of business or use any tradenames, fictitious names, assumed names or "doing business as" names for such company's business operations unless, prior to the effective date of any such name change, change in principal place of business, or use, the Servicer delivers to the Agent an Opinion of Counsel in form and substance reasonably satisfactory to the Agent, together with such financing statements (Forms UCC-1 and UCC-3) executed by the Servicer which the Agent may reasonably request to reflect such name change or use, together with such other documents and instruments that the Agent may reasonably request in connection therewith or (ii) change its jurisdiction of incorporation unless the Agent shall have received from the Servicer (A) written notice of such change at least 30 days prior to the effective date thereof, and (B) prior to the effective date thereof, an Opinion of Counsel, in form and substance reasonably satisfactory to the Agent, as to such incorporation and the Servicer's valid existence and good standing and as to the matters referred to in Sections 11.03(a), (b), (c) and (d).
                       -----------------  ---  ---     ---

          (l)  Receivables Purchase Agreement. The Servicer will at its expense
               ------------------------------
timely perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Receivables Purchase Agreement, maintain the Receivables Purchase Agreement in full force and effect, enforce its rights under the Receivables Purchase Agreement in accordance with its terms, and make to any party to the Receivables Purchase Agreement, upon the Agent's or any Purchaser's request, such reasonable demands and requests for information and reports or for action as the Servicer is entitled to make thereunder; and the exercise by the Agent or its designee of its rights hereunder shall not relieve the Servicer from such obligations, and none of the Agent or the Purchasers shall have any obligation or liability with respect to any of the Contracts or be obligated to perform any of the obligations of the Servicer thereunder.

          (m)  Notice to Obligors. The Servicer will notify the Obligor on each
               ------------------
Transferor Receivable which exists or comes into existence on or after the Closing Date to make payments on such Transferor Receivable to one of the Collection Accounts, shall maintain up-to-date instructions for Collections in accordance with the terms hereof and of the Receivables Purchase Agreement, and shall not add or terminate any bank as a Collection Account Bank or Concentration Account Bank from those listed in Schedule I or make any change in
                                                ----------
its instructions to Obligors regarding payments to be made to Transferor or Servicer or payments to be made to any Collection Account (except the Servicer, the Originator or the Transferor may instruct any Obligor to make payments to a different Collection Account), unless (A) the Agent shall have approved such addition, termination or change and (B) the Agent shall have received duly executed copies of Collection Account Letters, Concentration Account Letters, and other assurances as the Agent shall reasonably require.

          (n)  Application of Receivables. The Servicer shall apply all
               --------------------------
Collections received in the Collection Accounts on any day to the related Receivables balances on the records of the Servicer as promptly as possible after receipt thereof.

          (o)  Marking of Books and Records. The Servicer shall clearly and
               ----------------------------
unambiguously mark all computer records and all microfiche storage files, if any, regarding the Transferred Assets as the property of the Purchasers, and Servicer shall maintain such records in a manner such that Purchaser Parties' perfected first priority interest in the Transferred Assets shall not be adversely affected in any material respect.

          (p)  Location of Records. The Servicer will keep its chief place of
               -------------------
business and chief executive office, and the office where it keeps the books, records and documents regarding the Transferor Receivables, at the address of the Servicer referred to in Section 17.05 or, upon 45 days' prior written notice
                            -------------
to the Agent, at any other location within the United States with respect to which all applicable action required by Section 2.01(b) and (c) shall have been
                                        ---------------     ---
taken and completed.

          (q)  Maintenance of Separate Existence. The Servicer shall at all
               ---------------------------------
times do all things necessary or appropriate to maintain its corporate separate from that of the Transferor.

          (r)  Intercreditor Agreement. If the Originator, the Servicer or any
               -----------------------
Subsidiary thereof enters into any agreement which would create a Lien on inventory, the Originator, the Servicer or such Subsidiary shall all first cause each party secured by such Lien to enter into an intercreditor agreement with the Purchaser Parties in form and substance reasonably satisfactory to the Agent and a Majority in Interest, which intercreditor agreement will without limitation confirm that such secured parties' interests do not include any Receivable or other Transferred Asset or Collateral covered by this Agreement or the other Transaction Documents.

          In connection with any such agreement creating a Lien on inventory of the Originator, the Originator may also pledge the Subordinated Note and the capital stock of the Managing Member to the secured party holding such Lien on inventory, provided, that such secured party shall have agreed in such
           --------  ----
intercreditor agreement,

          (i) to comply with the subordination provisions of the Subordinated Note; and

          (ii) not to take any steps to enforce its pledge of, or otherwise demand payment of or exercise any remedies with respect to the Subordinated Note or any of such capital stock or to take any steps to cause the Managing Member or the Transferor to be the subject of any voluntary or involuntary bankruptcy proceeding or other litigation for a period of one year and one day after the last day of the Amortization Period.

          (s)  Ownership; Merger. AK Steel will not (i) sell any shares of any
               -----------------
class of its voting stock (or any interest therein) to any Person (other than to Holding or, following any merger of Holding into AK Steel permitted hereunder, to any Person if such sale does not cause a Change of Control), or enter into any transaction of merger or consolidation (other than the AK Steel Merger, to which each of the Purchaser Parties hereby consents), or convey or otherwise dispose of all or any material portion of its assets (except as contemplated herein), (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), (iii) permit a pledge of its capital stock held by Holding, or (iv) permit a Change of Control; provided that,
                                                           --------
notwithstanding any restriction to the contrary contained in this Section
                                                                  -------
11.04(s), AK Steel shall be permitted to merge into or with Holding so long as
--------
(1) Holding has not merged and does not intend to merge, as a part of such merger or otherwise, into or with any other Person, (2) any such merger does not impair the collectibility of any Receivable or otherwise adversely affect the interests or remedies of the Agent or any Purchaser under any Transaction Document, (3) any such merger does not affect the obligations of AK Steel hereunder or under any other Transaction Document; and further that, at or prior
                                                       -------
to any such merger with or into Holding, the surviving entity shall expressly and by a written agreement or agreements in form and substance reasonably acceptable to the Agent and a Majority in Interest assume all the liabilities and other obligations of AK Steel hereunder and under each other Transaction Document to which AK Steel is a party or by which it is bound, including the liabilities and other obligations of AK Steel in its capacity as Originator, as Seller and as Servicer, which written agreement shall include representations and warranties and covenants similar to those provided by AK Steel herein and by the Seller in the Receivables Purchase Agreement, as required by the Agent and a Majority in Interest; provided, however, that AK Steel shall be permitted to
                      --------  -------
merge into or with any other Person so long as (A) such merger does not result in a

Change of Control, (B) the surviving corporation in such merger is incorporated under the laws of a state of the United States and has net worth not less than that of AK Steel on the date preceding such merger and (C) the conditions set forth in clauses (2) and (3) above are satisfied.

          SECTION 11.05  Reports and Records for the Agent.
                         ---------------------------------

          (a)  Daily Reports. On each Business Day that the quotient derived by
               -------------
dividing the Required Net Pool Balance by the Net Pool Balance (in each case as of the close of business on the immediately preceding Business Day) is greater than 0.75, the Servicer shall provide by telecopy to the Agent, and upon request to each Purchaser, the Daily Report and, to the extent not covered in the Daily Report, a record setting forth (i) the Collections processed by the Servicer on the immediately preceding Business Day and (H) the amount of Eligible Receivables and the Net Pool Balance as of the close of business on the immediately preceding Business Day.

          (b)  Weekly Reports. On the first Business Day following each week in
               --------------
which, on the Measurement Date for such week, the quotient derived by dividing the Required Net Pool Balance by the Net Pool Balance is greater than 0.50, but less than or equal to 0.75, the Servicer shall provide by telecopy to the Agent, and upon request to each Purchaser, the Weekly Report and, to the extent not covered in the Weekly Report, a record setting forth (i) the Collections processed by the Servicer during such week and (ii) the amount of Eligible Receivables and the Net Pool Balance as of the close of business on the Measurement Date for such week.

          (c)  Monthly Reports. On the seventh Business Day following each
               ---------------
calendar month, the Servicer shall provide by telecopy to the Agent, and upon request to each Purchaser, the Monthly Report and, to the extent not covered in the Monthly Report, a record setting forth (i) the Collections processed by the Servicer during such month and (ii) the amount of Eligible Receivables and the Net Pool Balance as of the close of business on the Measurement Date for such month.

          (d)  Determination Date Certificate. On or before each Determination
               ------------------------------
Date, the Servicer shall deliver by telecopy to Agent and the Agent shall deliver to each Purchaser a Determination Date Certificate for such Determination Date.

          SECTION 11.06  Annual Certificate of Servicer. On or before March 31
                         ------------------------------
of each calendar year, beginning with March 31, 1995, the Servicer shall deliver to the Agent an Officer's Certificate, executed by the chief financial officer of the Servicer, substantially in the form of Exhibit J hereto. A copy of each
                                              ---------
such certificate will be sent to each Purchaser by the Agent.

          SECTION 11.07  Annual Servicing Report of Independent Public
                         ---------------------------------------------
Accountants. (a) On or before March 31 of each calendar year, beginning with
-----------

March 31, 1995, the Servicer shall cause a firm of Independent Public Accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (addressed to the Agent for the benefit of the Purchaser Parties) to the Agent and the Transferor substantially in the form set forth in Exhibit M, with appropriate completion. The Agent will send a copy of
         ---------
each such report to each Purchaser.

          (b) As soon as practicable and in any event within 100 days after the close of each of its fiscal years, commencing with 1994, AK Steel shall deliver to the Agent the annual audited consolidated financial statements of each of Holding and the Transferor (including balance sheets as of the end of such period, related revenue and expense statements, and a statement of cash flows), certified by Independent Public Accountants and prepared in accordance with generally accepted accounting principles.

          (c) As soon as practicable and in any event within 50 days after the close of each of the first three quarters of each of its fiscal years, commencing with the quarter ending March 31, 1995, AK Steel shall deliver to the Agent the quarterly unaudited consolidated financial statements of each of Holding and the Transferor prepared in accordance with generally accepted accounting principles.

          SECTION 11.08  Tax and Usury Treatment. The Transferor has entered
                         -----------------------
into this Agreement, and the Purchased Interest in the Transferor Receivables has been (or will be) acquired by the Purchasers, with the intention that, for federal, state, foreign and local income and franchise tax and usury law purposes, the Purchased Interest will be indebtedness of the Transferor secured by the Transferor Receivables and the other Transferred Assets and Collateral. The Transferor and each Purchaser agree to treat the Purchased Interest for purposes of federal, state and local income and franchise taxes and for any other tax imposed on or measured by income and usury law purposes as indebtedness of the Transferor. In accordance with the foregoing, the Transferor agrees that it will report its income for such federal, state, foreign and local income or franchise taxes, or for purposes of any other taxes on or measured by income, on the basis that it is the owner of all interests in the Transferor Receivables.

          SECTION 11.09  Notices to AK Steel. If AK Steel is no longer acting as
                         -------------------
Servicer, any Successor Servicer shall deliver or make available to AK Steel and the Transferor each certificate and report required to be delivered thereafter pursuant to Sections 11.05, 11.06 and 11.07.
            --------------  -----     -----

          SECTION 11.10  Adjustments. If the Servicer makes a mistake with
                         -----------
respect to the amount of any Collection and deposits or pays an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Agent's Account or Transferor's Account or paid to reflect such mistake and send written notice thereof to the Agent. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

          SECTION 11.11  Securities and Exchange Commission Filings. For so long
                         ------------------------------------------
as AK Steel is the Servicer, the Servicer shall deliver to the Agent copies of each report of the Servicer or any of its Affiliates filed with the Securities and Exchange Commission on Forms 10-K and 10-Q promptly after any such filing has been made.

          SECTION 11.12  Rights of Agent. (a) At any time when an Early
                         ---------------
Amortization Event exists, the Agent may itself notify, or require the Transferor or the Servicer to notify, the Obligors of Receivables, or any of them, of the ownership of the Transferred Assets by the Purchasers and of the Purchaser Parties' security interest in the Transferor's retained interest (if any) in such Receivables, and direct that payments be made directly to the Agent, and the Transferor and the Servicer shall comply, and shall cause the Originator to comply, with any such requirement.

          (b) If the Transferor or the Servicer fails to perform any of its respective agreements or obligations under this Agreement, the Agent or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent or its designee incurred in connection therewith shall be payable by the Transferor as provided in Section 14.03 and 17.01(d).
                           -------------     --------

          (c) At any time following the earliest to occur of (i) the occurrence of an Early Amortization Event, (ii) the commencement of the Amortization Period, and (iii) the warranty in Section 9.02(a) failing to be true, the Agent
                                  ---------------
is hereby authorized to give notice to the Collection Account Banks, as provided in the Collection Account Letters, and to the Concentration Account Bank, where appropriate, of the transfer to the Agent of exclusive dominion and control over the lock-boxes and related accounts to which the Obligors make payments. The Transferor hereby transfers to the Agent, effective when the Agent shall give notice to such banks, the exclusive dominion and control over such lock-boxes and accounts, and shall take any further action that the Agent may reasonably request to effect such transfer.

          (d) Each of the Transferor, the Servicer and the Purchasers hereby authorizes the Agent, and grants to the Agent, effective upon the occurrence of an Early Amortization Event, an irrevocable power of attorney, with full power of substitution and coupled with an interest, to take in the Agent's name any and all steps which are necessary or advisable, in the determination of the Agent, to collect all amounts due under any and all Receivables or to perfect or protect its rights therein, including endorsing the Transferor's or the Servicer's name on checks and other instruments representing Collections, enforcing such Receivables and the related Contracts and executing financing and continuation statements.

          SECTION 11.13  Application of Collections. Any payment by an Obligor
                         --------------------------
in respect of any indebtedness or other obligations owed by such Obligor with respect to or on any Transferor Receivable shall, except as otherwise specified by such Obligor or otherwise required by law, be applied as a Collection of any Receivable included in the Purchased Interest (in the order of the age by invoice date of such Receivables, starting with the oldest such Receivable, as determined under the Credit Policy Manual) to the extent of any amounts then due and payable thereunder before being applied to (i) any Receivable arising subsequent to the Amortization Date which is not included in the Purchased Interest or (ii) any other indebtedness of such Obligor to the Originator or to the Transferor.


                                  ARTICLE XII

                               SERVICER DEFAULTS

          SECTION 12.01  Servicer Defaults. If any one of the following events
                         -----------------
(each being a "Servicer Default") shall occur and be continuing:
               ----------------

          (a) any failure by the Servicer to make any payment, transfer or deposit, or, if applicable, to give instructions or notice to the Agent to make such payment, transfer or deposit or any failure to provide the Daily Report to the Agent, on or before the date such payment, transfer or deposit or such instruction or notice or such Daily Report is required to be made or given, as the case may be, under the terms of this Agreement;

          (b) except as provided in clause (a) above, any failure by the Servicer duly to observe or perform any other covenant, obligation or agreement of the Servicer set forth in this Agreement or any other Transaction Document to which it is a party, which failure continues unremedied for:

          (1) one (1) Business Day in the case of any failure to deliver any Determination Date Certificate when required hereunder;

          (2) two (2) Business Days in the case of any failure to deliver any Weekly Report or Monthly Report when required hereunder;

          (3) five (5) Business Days with respect to a failure to comply with any of the provisions of Section 11.04(b), (d), (e), (f), (g), (h),
                                   ----------------  ---  ---  ---  ---  ---
          (i), (l), (m), (n), (o), (p), (q), (r) or (s) or Section 11.06 or
          ---   ---  ---  ---  ---  ---  ---  ---    ---    -------------
          Section 11.07; or
          -------------

          (4) thirty (30) days with respect to each other obligation, covenant or agreement of the Servicer contained herein, in each case after the earlier of (i) actual knowledge of such failure by a Responsible Officer of the Servicer and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the

          Agent at the request of a Majority in Interest; or the Servicer shall assign its duties under this Agreement, except as permitted by Section
                                                                         -------
          13.03;
          -----

          (c) any representation, warranty or certification made by the Servicer under or in connection with this Agreement or any other Transaction Document, or in any certificate or information delivered pursuant to or in connection herewith shall prove to have been incorrect in any material respect when made; or

          (d)  an Insolvency Event shall occur with respect to the Servicer;

then, as long as such Servicer Default shall not have been remedied and is continuing, either the Agent (unless otherwise directed by the Majority in Interest) or the Majority in Interest, by notice then given in writing to the Servicer (and to the Agent if given by such Purchasers) (each such notice being a "Termination Notice"), may terminate the appointment of the Servicer as
   ------------------
Servicer under this Agreement. No such termination shall relieve any Servicer of liability for any actions or omissions of such Servicer while it was Servicer.

          After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed pursuant to Section 12.02,
                                                                -------------
all authority and power of the Servicer under this Agreement shall pass to and be vested in such Successor Servicer (a "Service Transfer"); and, without
                                         ----------------
limitation, the Agent is hereby authorized, empowered and instructed (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate, at its expense, with the Agent and such Successor Servicer in (i) effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables as provided under this Agreement, including all authority over all Collections which shall on the date of such Service Transfer be held by the Servicer for deposit to any Collection Account, the Concentration Account, the Agent's Account or the Transferor's Account, or which have been deposited by the Servicer to any Collection Account, the Concentration Account, or any other account, or which shall thereafter be received with respect to the Transferor Receivables, and
(ii) assisting the Successor Servicer until all servicing activities have been transferred to such Successor Servicer, such assistance to include, (X) assisting any accountants selected by the Successor Servicer to verify collection records and reports made prior to the Service Transfer and (y) assisting to make the computer systems of the Servicer and the Successor Servicer compatible to the extent necessary to effect the Servicer Transfer. The Servicer shall, at its expense, within five (5) Business Days of such Service Transfer, (A) assemble such documents, instruments and other records (including computer tapes and discs), which evidence the Transferred Assets, and which are necessary or desirable to collect the Transferor Receivables, and shall make the same available to the Successor Servicer or the Agent or its designee at a place selected by the Successor Servicer or the Agent and in such form as the Successor Servicer or the Agent may reasonably request, and (B) segregate all cash, checks and. other instruments received by it from time to time constituting Collections of Transferor Receivables in a manner acceptable to the Successor Servicer and the Agent, and, promptly upon receipt, remit all such cash, checks and instruments to the Successor Servicer or the Agent or its designee.

          At any time following a Termination Notice:
          (1) The Servicer shall, at the Agent's request and at the Servicer's expense, give notice of the Purchasers' beneficial ownership of an interest in the Receivables to the related Obligors and direct that payments be made directly to the Agent or its designee for their benefit;

          (2) If the Servicer fails to provide the notice to Obligors required in subparagraph (1) above, the Agent may direct the Obligors of Transferor Receivables, or any of them, that payment of all amounts payable under any such Transferor Receivables be made directly to the Agent or its designee;

          (3) The Servicer shall, at its expense and at the Agent's or Successor Servicer's request as soon as possible but in any event not more than five (5) Business Days after such request, (x) assemble such documents, instruments and other records (including computer tapes and disks) which evidence the Transferred Assets, and which are necessary or desirable to collect the Transferor Receivables, and shall make the same available to the Successor Servicer or the Agent or its designee at a place selected by the Successor Servicer or the Agent and in such form as the Successor Servicer or the Agent may reasonably request, and (y) segregate all cash, checks and other instruments received by it from time to time constituting Collections of such Transferor Receivables in a manner acceptable to the Successor Servicer and the Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee; and

          (4) Each of the Originator, the Transferor, and the Servicer and each Purchaser hereby authorizes the Agent and any Successor Servicer to take any and all steps in the Transferor's name and on behalf of the Transferor and the Purchasers that are necessary or desirable, in the determination of the Agent or such Successor Servicer, to collect all amounts due under any and all Transferor Receivables, including endorsing the Originator's or the Transferor's name on checks and other instruments representing Collections in respect of such Receivables and enforcing such Receivables.

          SECTION 12.02  Agent to Act; Appointment of Successor Servicer. (a) On
                         -----------------------------------------------
and after the receipt by the Servicer of a Termination Notice pursuant to
Section 12.01 or upon a resignation by the Servicer pursuant to Section 13.03,
-------------                                                   -------------
the Servicer shall continue to perform all servicing functions under this Agreement until (i) in the case of any such receipt, the date specified in such Termination Notice or otherwise specified by the Agent in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Agent, until the earlier of a date agreed upon by the Servicer and the Agent or a date specified by the Agent in a written notice to the Servicer, and (ii) in the case of any such resignation, until the Agent or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer pursuant to this Article XII. The Agent shall as promptly as possible after the giving of a
     -----------
Termination Notice or such a resignation appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment
 ------------------
by a written assumption in a form acceptable to the Agent.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and the other Transaction Documents and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or thereof, and all references herein or therein to the Servicer shall be deemed to refer to such Successor Servicer; provided, however, that neither the Agent nor any Successor Servicer
          --------  -------
shall be deemed in default hereunder as a result of the predecessor Servicer's failure to deliver necessary Transferred Assets, documents, or records to the Agent or to such Successor Servicer.

          (c) All authority and power granted to the Successor Servicer under this Agreement shall automatically terminate upon termination of this Agreement, and shall pass to and be vested in the Transferor. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times and the Transferor shall reasonably request.

          SECTION 12.03  Notification to Purchasers. Promptly and in any event
                         --------------------------
within two (2) Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give written notice thereof to a Responsible Officer of the Agent, and the Agent shall promptly deliver a copy of such notice to the Purchasers. Upon any termination or appointment of a Successor Servicer pursuant to this Article XII, the Agent shall give prompt written notice thereof to the
        -----------
Transferor and the Purchasers.

                                 ARTICLE XIII

                    OTHER MATTERS RELATING TO THE SERVICER

          SECTION 13.01  Limitations on Liability. None of the directors,
                         ------------------------
officers, shareholders, employees or agents of the Servicer, past, present or future, shall be under any liability to the Agent, the Purchasers or any other Person for any action taken or for refraining from the taking of any action in such capacities pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that, with respect to the Servicer, this Agreement and the obligations created hereunder are solely the corporate obligations of the Servicer; provided, however, that this provision shall not
                             --------  -------
protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith, gross negligence or the reckless disregard by such Person of any of his, her or its obligations and duties. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer or any Affiliate thereof) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any material expense or liability.

          SECTION 13.02  Servicer Indemnification. The Servicer shall indemnify
                         ------------------------
and hold harmless each Indemnified Party from and against Indemnified Amounts suffered or sustained by reason of any breach by the Servicer of its representations and warranties or obligations under this Agreement, excluding,
                                                                    ---------
however, Indemnified Amounts to the extent resulting from (i) willful
-------
misconduct, bad faith or gross negligence of such Indemnified Party (but only with respect to such Indemnified Party) of any of his, her or its obligations and duties on the part of such Indemnified Party, (ii) recourse for uncollectible Receivables, except as provided herein or (iii) any overall net income or franchise taxes (or any interest or penalties with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Agreement or the interest conveyed hereunder in Transferred Assets or in respect of any Receivable or any Contract or the Receivables Purchase Agreement. Indemnification pursuant to this Section shall not be payable from the Transferred Assets. The agreements contained in this Section 13.02 shall survive
                                                     -------------
the collection of all Receivables, the termination of this Agreement and the payment of all amounts otherwise due hereunder.

          Any Indemnified Party wishing to be indemnified under this Section
                                                                     -------
13.02 shall give prompt notice to the Servicer upon becoming aware of any event
-----
or circumstance which such Indemnified Party expects to give rise to a claim for indemnification under this Section 13.02 and shall permit (to the extent not
                           -------------
disadvantageous or prejudicial to it) the Servicer to participate in (but not control) the defense, settlement or resolution thereof; provided that the failure by any Indemnified Party to so act (other than to give such notice) shall not deprive it of its rights to indemnification under this Section 13.02.
                                                                 -------------
Failure to give such notice shall not deprive such Indemnified Party of its rights to indemnification under this Section 13.02, except if and to the extent
                                     -------------
that the Servicer is prejudiced thereby.

          SECTION 13.03 The Servicer Not to Resign. Neither AK Steel, Holding nor any Affiliate thereof may resign from the obligations and duties hereby imposed on it except upon determination that (i) its performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which it could take to make its performance of its duties as Servicer hereunder permissible under applicable law. Any determination permitting the resignation of AK Steel, Holding or any Affiliate thereof as the Servicer shall be evidenced by an Opinion of Counsel who is not an employee of the Servicer or any Affiliate of the Servicer with respect to clause (i) above, delivered to, and in form reasonably satisfactory to, the Agent. No resignation shall become effective until the Agent or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 12.02 hereof.
-------------

          SECTION 13.04  Examination of Records. The Servicer shall indicate in
                         ----------------------
its computer records that the Purchased Interest has been transferred to the Purchasers pursuant to this Agreement. The Servicer (and the Transferor) shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its records to determine that such receivable is not a Transferor Receivable.


                                  ARTICLE XIV

                   OTHER MATTERS RELATING TO THE TRANSFEROR
                            AND THE MANAGING MEMBER

          SECTION 14.01  Obligations not Assignable. The rights and obligations
                         --------------------------
of the Transferor and the Managing Member hereunder shall not be assignable.

          SECTION 14.02  Limitations on Liability. None of the directors,
                         ------------------------
officers, shareholders, employees or agents of the Transferor, past, present or future, shall be under any liability to the Agent, the Purchasers or any other Person for any action taken or for refraining from the taking of any action in such capacities pursuant to this Agreement or for any obligation or covenant under this Agreement; provided, however, that this provision shall not protect
                      --------  -------
any such Person against any liability which would otherwise be imposed by reason of willful misconduct or bad faith, in the performance by such Person of such Person's duties or the reckless disregard by such Person of any of his, her or its obligations and duties hereunder or under any of the Transaction Documents. The Transferor and any director, officer, employee or agent of the

Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Transferor or any Affiliate thereof) respecting any matters arising hereunder.

          SECTION 14.03  Indemnification of the Agent and the Purchaser Parties.
                         ------------------------------------------------------
Without limiting any other rights which the Purchaser Parties, their successors and permitted assignees, and their and such successors' and assignees' respective officers, directors, agents and employees (each, an "Indemnified
                                                                -----------
Party") may have hereunder or under applicable law, the Transferor hereby agrees
-----
to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and expenses) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement, the
 -------------------
activities of the Agent in connection herewith, the Transferor's use of proceeds of Transfers of Receivables or reinvestments of Collections, the interest conveyed hereunder in Transferred Assets, or otherwise in respect of any Receivable or the Receivables Purchase Agreement, excluding, however, (a)
                                                  ---------  -------
Indemnified Amounts to the extent resulting from willful misconduct, bad faith or gross negligence of such Indemnified Party (but only with respect to such Indemnified Party) of any of his, her or its obligations and duties, (b) recourse for uncollectible Receivables, except as provided herein or (c) any overall net income or franchise taxes (or any interest or penalties with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Agreement or the interest conveyed hereunder in Transferred Assets or in respect of any Receivable or the Receivables Purchase Agreement. Without limiting or being limited by the foregoing (other than clauses (a), (b) and (c)), the Transferor shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

          (i) any representation or warranty, certificate, report or other information delivered pursuant to any Transaction Document or statement made or deemed made by the Transferor or the Servicer, or any of their respective officers, under or in connection with this Agreement or the Receivables Purchase Agreement or any other Transaction Document which shall have been incomplete or incorrect in any respect when made;

          (ii) the failure by the Transferor or the Servicer to comply with this Agreement or the Receivables Purchase Agreement or any other Transaction Document, or the failure by the Transferor to comply with any applicable Requirement of Law with respect to any Transferor Receivable or the related Contract or any Purchased Interest or the Receivables Purchase Agreement, or the nonconformity of any Transferor Receivable or the related invoice or the Receivables Purchase Agreement or other Transaction Document with any Requirement of Law;

          (iii) the failure to vest in the Purchasers an undivided fractional beneficial interest to the extent of the Purchased Interest in the Transferor Receivables free and clear of any Lien or other adverse claim, or the failure of the Originator to vest and maintain vested in the Transferor or to transfer to the Transferor, or the failure of the Transferor to maintain vested in it, legal and equitable title to and ownership of the Receivables and other interests which are, or are purported to be, sold by the Originator under the Receivables Purchase Agreement, free and clear of any Lien (other than Liens created in favor of the Transferor thereunder and Liens created in favor of the Purchaser Parties hereunder and under the other Transaction Documents);

          (iv) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Transferred Asset, whether at the time of Transfer thereof or reinvestment of the proceeds thereof or at any subsequent time;

          (v) any investigation, litigation, action or proceeding related to this Agreement, the Receivables Purchase Agreement or any other Transaction Document, or the use of proceeds of Purchases of Receivables, reinvestments of proceeds thereof, the ownership of Transferred Assets or in respect of any Transferor Receivable or Contract or the Purchased Interests, other than any litigation or proceeding between the Originator or the Transferor or any Affiliate thereof, on the one hand, and the Agent or any Purchaser or any Affiliate thereof, on the other hand, in which the Originator or the Transferor or an Affiliate thereof prevails as to liability in a final non-appealable judgment by a court of competent jurisdiction;

          (vi) the commingling of Collections at any time with other funds prior to the distribution thereof in accordance herewith;

          (vii) any tax (other than any overall net income or franchise tax, or any interest or penalties with respect thereto) imposed by reason of ownership of the Transferred Assets by the Agent or the Purchasers;

          (viii) the failure by the Originator, the Transferor or the Servicer to be duly qualified to do business, to be in good standing or to have filed appropriate fictitious or assumed name registration documents in any jurisdiction where such action is so required;

          (ix) any dispute, claim, offset or defense to the payment of any Receivable (other than discharge in bankruptcy or under similar insolvency law) which is, or is purported to be, sold by the Originator under the Receivables Purchase Agreement which dispute, claim, offset or defense is based on the Receivable or related invoice not being a legal, valid and binding obligation of the related Obligor, enforceable in accordance with its terms, or which relates to Dilution, or to such Receivable or related invoice being an illegal or invalid receivable on the date of purchase on any ground not related to the creditworthiness of the applicable Obligor or any other claim asserted against any Indemnitee resulting from the sale of the goods, merchandise or services related to such Receivable or the furnishing or failure to furnish such goods, merchandise or services;

          (x) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the goods and/or merchandise or services that are the subject of any Receivable generated by the Originator or related invoice;

          (xi)   the failure of the Originator or the Transferor to pay when due
         (A) any taxes or charges imposed on the Transferor or (B) any sales taxes or other charges imposed in connection with the Originator's transfer of Receivables or any related interest under the Receivables Purchase Agreement;

          (xii) the failure of the Originator or the Transferor or any of its agents or representatives (including the Servicer) to perform its duties and obligations in accordance with the provisions of this Agreement or any other Transaction Document;

          (xiii) in the case of the Agent, any amounts that would otherwise be covered by the indemnity set forth in Section 16.07; or
                                               -------------

          (xiv) the violation of any provision of any PBGC requirements or agreements, any IRS requirements or agreements, or any ERISA requirements or agreements, the engaging by the Originator or the Transferor, or any ERISA Affiliate thereof, in any prohibited transaction for which such Person may be liable for excise tax under the Internal Revenue Code or otherwise liable under ERISA and for which an exemption is not available or has not been previously obtained from the Department of Labor, the existence of any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Internal Revenue Code, with respect to any Benefit Plan other than a Multiemployer Plan; the failure by the Originator, the Transferor, or any ERISA Affiliate thereof, to make a payment to any Multiemployer Plan that such Person is required to make, the termination by such Person of any

         Benefit Plan or the withdrawal by such Person from any Multiemployer Plan, or the existence of a reportable event described in Title IV of ERISA.

         It is expressly agreed and understood by the parties that these indemnification provisions are not intended to constitute a guarantee of the collectibility or payment of the Transferred Receivables.

         Any amounts subject to the indemnification provisions of this Section
                                                                       -------
14.03 shall be paid by the Transferor to the Concentration Account for
-----
distribution, subject to Section 5.07(a), to the applicable Indemnified Parties
                         ---------------
within five (5) Business Days following such Indemnified Parties' written demand therefor, setting forth in reasonable detail the basis for such demand, in each case, to the extent available, out of the funds in the Concentration Account (including any proceeds received by the Transferor pursuant to the indemnifications made in its favor under the Receivables Purchase Agreement).

         Any Indemnified Party wishing to be indemnified under this Section
                                                                    -------
14.03 shall give prompt notice to the Transferor upon becoming aware of any
-----
event or circumstance which such Indemnified Party expects to give rise to a claim for indemnification under this Section 14.03 and shall permit (to the
                                     -------------
extent not disadvantageous or prejudicial to it) the Transferor to participate in (but not control) the defense, settlement or resolution thereof; provided that the failure by any Indemnified Party to so act (other than to give such notice) shall not deprive it of its rights to indemnification under this Section
                                                                         -------
14.03. Failure to give such notice shall not deprive such Indemnified Party of
-----
its rights to indemnification under this Section 14.03, except if and to the
                                         -------------
extent that the Transferor is prejudiced thereby.

         Indemnification pursuant to this Section shall only be from assets of the Transferor, including any rights the Transferor may have against the Originator under any of the Transaction Documents or otherwise. The agreements contained in this Section 14.03 shall be continuing and shall survive the
                  -------------
collection of all Transferor Receivables, the termination of this Agreement and the payment of all amounts otherwise payable hereunder.


                                  ARTICLE XV

                                  TERMINATION

         SECTION 15.01 Termination. This Agreement and the respective
                       -----------
obligations and responsibilities of the Transferor, the Managing Member, the Servicer and the Agent created hereby (other than the obligation of the Agent to make payments to Purchasers as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 6.02, 6.04, 13.02 and 14.03,
                                        -------------  ----  -----     -----
and any other provisions which by
their terms survive the termination hereof, at the time the Amortization Period has ended and all Letters of Credit have expired or been canceled and all Obligations then due and payable have been paid in full. In addition to the other provisions herein, the obligation of the Transferor to sell, and of the Purchasers to buy, and the obligation of the L/C Issuing Bank to issue Letters of Credit, and of PNC to fund Swing Line Advances, shall terminate at the Amortization Date. The Transferor may, by not less than 30 days' prior written notice to the Purchaser Parties, designate any date prior to the Amortization Date as the Amortization Date.


                                  ARTICLE XVI

                                   THE AGENT

          SECTION 16.01 Authorization and Action. Each Purchaser Party hereby
                        ------------------------
accepts the designation and appointment of, and irrevocably (but subject to
Section 16.08) authorizes, the Agent to take such action as agent on its behalf
-------------
and to exercise such powers and to perform such duties as are expressly delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent hereby agrees to act as the Agent on behalf of the Purchasers to the extent provided in this Agreement.

          SECTION 16.02 Nature of Agent's Duties. The Agent shall have no duties
                        ------------------------
or responsibilities except those expressly set forth in this Agreement or in the other Transaction Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Purchaser. Nothing in this Agreement or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Transaction Documents except as expressly set forth herein or therein. The Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Purchaser Party with any credit or other information with respect to the Transferor or the Originator, whether coming into its possession before the date hereof or at any time or times thereafter (except as expressly set forth in this Agreement). If the Agent seeks the consent or approval of the Purchaser Parties to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Purchaser Party.

          SECTION 16.03 UCC Filings. Each of the Transferor, the Purchaser Parties and the Agent expressly recognizes and agrees that the Agent may be listed as the assignee or secured party of record on the various UCC filings required to be made hereunder in order to perfect the Purchases to be made by the Purchasers hereunder from time to time and/or the grant of a security interest herein for the benefit of the Purchaser Parties, that such listing shall be for administrative convenience only in creating a single secured party to take certain actions hereunder on behalf of the Purchasers and that such listing will not affect in any way the status of the Purchasers as the beneficial holders of their respective Undivided Fractional Interests or any such security interest. In addition, each of the Purchaser Parties hereby appoints the Agent as its true and lawful attorney-in-fact, with full power of substitution and revocation, for such Purchaser Party and in such Purchaser Party's' name, place and stead, in any and all capacities to sign any and all UCC amendments, continuation statements or other documents necessary to fully preserve and protect the interests of the Purchaser Parties hereunder or in the Collateral. Nothing in this Section 16.03 shall impose any duties on the Agent other than those
     -------------
expressly and specifically undertaken in accordance with this Article XVI.
                                                              -----------

          SECTION 16.04 Agent's Reliance, Etc. None of the Agent nor any of its
                        ---------------------
directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Transaction Documents (including in servicing, administering or collecting Receivables) except for its or their own willful misconduct, bad faith or gross negligence. Without limiting the foregoing, the Agent:

          (i) may consult with legal counsel (including counsel for the Transferor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

          (ii) may perform any of its duties hereunder by or through agents or employees;

          (iii) makes no warranty or representation to any Purchaser Party and shall not be responsible to any Purchaser Party for any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document;

          (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Transferor or any other Person or to inspect the property (including the books and records) of the Transferor or any other Person (except as otherwise expressly set forth in this Agreement); and

          (v) shall not be responsible to any Purchaser Party for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Transaction Document, or for any failure of the Transferor or any other Person to perform its obligations under the Transaction Documents.

The Agent shall not be liable to any Person for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation, administration of this Agreement or any other Transaction Document, or the collection of any amounts due hereunder or thereunder. The Agent shall be entitled to rely reasonably, and shall be fully protected in reasonably relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and statements of legal counsel (including counsel to the Transferor), independent accountants and other experts selected by the Agent.

          SECTION 16.05 Agent and Affiliates. To the extent that the Agent or
                        --------------------
any of its Affiliates are or shall become Purchasers hereunder, the Agent or such Affiliate, in such capacity, shall have each and every right and power under this Agreement as would any other Purchaser hereunder (including the right to vote upon any matter upon which any of the Purchasers are entitled to vote) and may exercise the same as though it were not the Agent, and will be treated as a Purchaser hereunder when acting in its capacity as such and as an Agent hereunder when acting in its capacity as such. The Agent and its Affiliates may engage in any kind of business with the Transferor, the Originator or any Purchaser, any of their respective Affiliates and any Person who may do business with or own securities of the Transferor, the Originator or any Purchaser Party or any of their respective Affiliates, all as if it were not the Agent hereunder and without any duty to account therefor to the Purchaser Parties.

          SECTION 16.06 Credit Decision. Each Purchaser Party acknowledges that
                        ---------------
it has, independently and without reliance upon the Agent or any other Purchaser Party and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to issue (in the case of the Issuing Bank) and participate in Letters of Credit and Swing Line Advances and to purchase the Purchased Interest hereunder. Each Purchaser Party also acknowledges that it will, independently and without reliance upon the Agent or any other Purchaser Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

          SECTION 16.07 Indemnification of the Agent by the Purchasers. Each
                        ----------------------------------------------
Purchaser, to the extent not reimbursed by the Transferor and without limiting the obligation of the Transferor to do so, unconditionally agrees to indemnify the Agent, ratably according to its Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees and expenses and the fees and expenses of accountants or experts) which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement; provided that the Purchasers shall
                                           --------
not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the Agent's willful misconduct, bad faith or gross negligence. Without limiting the generality of the foregoing, each Purchaser, to the extent not reimbursed by the Transferor and without limiting the obligation of the Transferor to do so, unconditionally agrees to reimburse the Agent, ratably according to its Commitment Percentage, promptly upon demand, for any out-of-pocket expenses (including reasonable counsel fees and expenses and reasonable expenses of accountants and experts) incurred by the Agent in connection with the interpretation, administration, modification, amendment, workout, restructuring or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of their rights or responsibilities under, this Agreement or any other Transaction Document, including with the collection of amounts due hereunder or thereunder or with the proof and allowance of any claim arising hereunder or thereunder, whether in bankruptcy or receivership proceedings or otherwise. The rights of the Agent under this
Section 16.07 shall survive the collection of all Transferor Receivables, the
-------------
termination of this Agreement and the payment of all amounts otherwise payable hereunder.

          SECTION 16.08 Successor Agent. The Agent may resign at any time by
                        ---------------
giving thirty (30) days' notice thereof to the Purchasers, the Transferor and the Servicer. The Majority in Interest shall have the right to remove the Agent, with or without cause. Upon any such resignation or removal, the Majority in Interest shall have the right to appoint a successor Agent approved by the Transferor (which approval will not be unreasonably withheld or delayed), and such resignation or removal shall not be effective until a successor Agent is appointed and has accepted such appointment; provided, that the Transferor shall
                                             --------
not have the right to approve any successor Agent following the occurrence and during the continuance of an Early Amortization Event, or during the Amortization Period if the Amortization Period commenced as the result of the occurrence of an Early Amortization Event. If no successor Agent shall have been so appointed and accepted such appointment within seventy-five (75) days after the retiring Agent's giving of notice of resignation, then the retiring or removed Agent may, on behalf of the Purchaser Parties, appoint a successor Agent approved by the Transferor (which approval will not be unreasonably withheld or delayed and is subject to the proviso in the previous sentence), which successor Agent shall be (a) a commercial bank meeting the requirements of an Eligible Institution and (b) experienced in the types of transactions contemplated by this Agreement. In addition, any successor Agent must be authorized under United States law to maintain and operate the Accounts. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all further duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XVI shall inure to its
                                           -----------
benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

          SECTION 16.09 Direction by the Purchasers. The Agent may at any time
                        ---------------------------
request instructions from the Majority in Interest with respect to any actions or approvals which by the terms of this Agreement or of any of the other Transaction Documents the Agent is permitted or required to take or to grant, and the Agent shall be fully justified in failing or refusing to take any action under the Transaction Documents unless it shall first receive such advice or concurrence of the Majority in Interest as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; provided that the Agent shall not be
                                    --------
required to take any action which may, in the reasonable estimation of the Agent, expose the Agent to personal liability under applicable law. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Transaction Documents in accordance with a request of the Majority in Interest and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers and all future holders of the Purchased Interests. Without limiting the foregoing, no Purchaser Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any other Transaction Document in accordance with the instructions of the Majority in Interest.

          SECTION 16.10 Notice of Amortization Event. The Agent shall not be
                        ----------------------------
deemed to have knowledge or notice of the occurrence of any Early Amortization Event hereunder unless the Agent shall have received notice from a Purchaser, the Servicer or the Transferor describing such Early Amortization Event and stating that such notice is a "notice of Early Amortization Event". In the event that the Agent receives such a notice, the Agent shall give a corresponding notice thereof to the Purchaser Parties. The Agent shall take such action or refrain from taking such action with respect to such Early Amortization Event as shall be reasonably directed by the Majority in Interest; provided that the
                                                          --------
Agent may take such action, or refrain from taking such action, as is permitted hereunder with respect to such Early Amortization Event as it shall deem advisable in the best interests of the Purchasers.

          SECTION 16.11 Duty of Care. (a) The Agent shall endeavor to exercise
                        ------------
the same care in its administration of the Transaction Documents as it exercises with respect to similar transactions in which it is involved and where no other Purchasers are involved; provided that the liability of the Agent for failing to
                         --------
do so shall be limited as provided in the preceding paragraphs of this Article
                                                                       -------
XVI.
---

          (b) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Transferor Receivables, Related Assets or Collateral in its possession if it takes such action for that purpose as the Transferor or the Originator requests in writing, but failure of the Agent to comply with such request shall not, of itself, be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Transferor Receivables, Related Assets or Collateral against prior parties, or to do any act with respect to the preservation thereof not so requested by the Transferor or the Originator shall be deemed a failure to exercise reasonable care in the custody or preservation of such Transferor Receivables, Related Assets or Collateral.

          SECTION 16.12 Purchasers. The Agent may deem and treat any Purchaser
                        ----------
as the owner of such Purchasers' Undivided Fractional Interest for all purposes unless and until written notice of the assignment or transfer thereof shall have been accepted by the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Undivided Fractional Interest pursuant to the preceding sentence shall be conclusive and binding on any subsequent holder, transferee or assignee thereof or of any interest issued in exchange therefore.

          SECTION 16.13 Calculations by the Agent. In the absence of willful
                        -------------------------
misconduct, bad faith or gross negligence of the Agent, the Agent shall not be liable for any error in computing any amount payable to any Purchaser Party under any Transaction Document. In the event an error in computing any amount payable to any Purchaser Party is made, the Purchaser Parties shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error without any premium or penalty of any kind.

          SECTION 16.14 Delegation of Agency. (a) If at any time or times it
                        --------------------
shall be necessary or prudent in connection with the exercise or protection of the Agent's rights hereunder in order to conform to any law of any jurisdiction in which any of the Transferred Assets shall be located, or the Agent shall be advised by counsel that it is so necessary or prudent in the interest of the other Purchaser Parties, or the Agent shall deem it necessary for its own protection in the performance of its duties hereunder, the Agent and the Transferor shall execute and deliver all instruments and agreements reasonably necessary or proper to constitute another bank or trust company meeting the criteria for an Eligible Institution, or one or more individuals approved by the Agent (to the extent necessary or required by the Agent) (each an "Approved
                                                                   --------
Delegate"), either to act as separate agent, co-agent or trustee of all or any
--------
of the Transferred Assets, jointly with the Agent originally named herein or any successor, or to act as separate agent or co-agents or trustee of any such Transferred Asset. In the event that the Transferor shall not have joined in the execution of such instruments or agreements with any Approved Delegate within ten (10) days after the receipt of a written request from the Agent to do so, or in case an Early Amortization Event shall have occurred and be continuing, the Transferor hereby irrevocably appoints the Agent as its agent and attorney to act for it under the foregoing provisions of this Section 16.14
                                                                  -------------
in such contingency.

          (b) Every separate agent and every co-agent and every trustee, shall, to the extent permitted by applicable law, be appointed to act and be such, subject to the following provisions and conditions, namely:

          (i) except as otherwise provided herein, all rights, remedies, powers, duties and obligations conferred upon, reserved or imposed upon the Agent in respect of the custody, control and management of moneys, paper or securities shall be exercised solely by the Agent hereunder;

          (ii) no power given hereby to, or which it is provided hereby may be exercised by, any such separate agent or separate agents or co-agent or co-agents or trustee shall be exercised hereunder by such separate agent or co-agent or trustee except jointly with, or with the consent in writing of, the Agent, anything herein contained to the contrary notwithstanding;

          (iii) no separate agent or co-agent or trustee constituted under this
          Section 16.14 shall be personally liable by reason of any act or
          -------------
          omission of any separate agent, co-agent or trustee hereunder; and

          (iv) the Agent, at any time by an instrument in writing, executed by it, may accept the resignation of or remove any such separate agent or co-agent or trustee, and in that case, may appoint a successor to such separate agent or co-agent or trustee in accordance with Section
                                                                   -------
          16.14(a).
          --------

          (c) The Agent may execute any of its duties under the Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel, and other specialists and advisors (including Affiliates of the Agent) selected by it, concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any such agents, attorneys-in-fact, counsel and other specialists and advisors selected by it with reasonable care.

          SECTION 16.15 Beneficiaries. Except as expressly provided herein, the
                        -------------
provisions of this Article XVI are solely for the benefit of the Agent and the
                   -----------
other Purchaser Parties, and no other Person shall have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement and the other Transaction Documents, the Agent shall act solely as agent for the Purchaser Parties and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency with or for any other Person.

                                 ARTICLE XVII

                           MISCELLANEOUS PROVISIONS

          SECTION 17.01 Amendment. (a) No amendment or waiver of any provision
                        ---------
of this Agreement or any other Transaction Document or consent to any departure by the Transferor or the Servicer therefrom shall in any event be effective unless the same shall be in writing and signed by the Transferor, the Servicer, the Agent and a Majority in Interest and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment shall (i) reduce in any manner
       --------  -------
the amount of, or delay the timing of, distributions to be made to any of the Purchasers or deposits of amounts to be so distributed (including any amounts relating to the payment of interest or Yield) without the consent of such Purchasers, (ii) change the definition of or the manner of calculating the Purchased Interest or the Undivided Fractional Interests or any Purchaser's interest therein or such Purchaser's Commitment, or extend the scheduled Amortization Date beyond September 30, 2004, in each case without the consent of each affected Purchaser, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Purchaser or (iv) change the rights or obligations of the Agent, the L/C Issuing Bank or PNC, as maker of Swing Line Advances, in such capacity, unless such amendment is signed by such Person in such capacity. Notwithstanding any other provision herein, the Agent and a Majority in Interest may waive or otherwise modify any provision herein relating to the rights and obligations of the Servicer where a Successor Servicer is appointed, without the consent of the Transferor, the Originator or any prior Servicer.

          (b) Promptly after the execution of any such amendment or consent, the Agent shall furnish written notification of the substance of such amendment to each Purchaser.

          (c) Prior to the execution of any amendment to this Agreement, the Agent shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such amendment which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

          (d)  Other Costs, Expenses and Taxes. In addition to its obligations
               -------------------------------
under this Article XVII, but without duplication, the Transferor agrees to pay
           ------------
on demand:

          (i) all costs and expenses incurred by the Agent or by PNC Securities Corp. as Arranger, the L/C Issuing Bank and PNC as the maker of Swing Line Advances and their respective Affiliates in connection with

               (A) the negotiation, preparation, execution and delivery of the Transaction Documents, any amendment of or consent to, waiver under or restructuring or other workout of any of the Transaction Documents (whether or not consummated), or the enforcement of, or any actual or claimed breach of, any Transaction Document, including the reasonable fees and expenses of counsel to any of such Person incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents in connection with any of the foregoing, and

               (B) the administration (including periodic auditing as provided for herein) of this Agreement and the other Transaction Documents, including all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of the Transferor's books and records both prior to the execution and delivery hereof and pursuant to Sections 9.03(c) and
                                                            ----------------
          11.04(g);
          --------

          (ii) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any Transaction Document; and

          (iii) all costs and expenses incurred by any Purchaser in connection with the enforcement of, or any actual or claimed breach of, any Transaction Document, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection therewith or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents in connection therewith.

          SECTION 17.02 Protection of Right, Title and Interest to Receivables.
                        ------------------------------------------------------
(a) The Servicer shall cause this Agreement, all amendments hereto and all financing statements and continuation statements and any other necessary documents covering the Transferor's, the Purchasers' and the Agent's respective right, title and interest in and to the Receivables to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places in the United States and Canada as may be required by law to preserve and protect fully the right, title and interest of the Transferor, the Purchasers and the Agent hereunder in and to all property comprising Transferor Receivables and the other the Transferred Assets. The Servicer shall deliver to the Transferor and the Agent file-stamped copies of, or filing receipts for, each document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 17.02(a).
                                                  ----------------

          (b) The Transferor and the Servicer will give the Agent prompt written notice of any relocation of any office from which it services Transferor Receivables or keeps records concerning the Transferor Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Agent's interest in the Transferred Assets and the proceeds thereof contemplated by Section 2.01
                                                                ------------
hereof. The Transferor and the Servicer will at all times maintain each office from which it services Transferor Receivables and its principal executive offices within the United States of America.

          SECTION 17.03 Limitation on Liability of Purchasers. Nothing set forth
                        -------------------------------------
herein shall be construed so as to constitute the Purchasers from time to time as partners or members of an association, nor shall any Purchaser be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          SECTION 17.04 Governing Law: Jurisdiction: Consent to Service of
                        --------------------------------------------------
Process. (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
-------      -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (b)  Jurisdiction. Each of the parties hereto hereby irrevocably and
               ------------
unconditionally submits to the nonexclusive jurisdiction of any federal court of the United States of America sitting in Cincinnati, Ohio or, if jurisdiction is not available in such federal court, Ohio state court, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Ohio state or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c)  Consent to Service of Process. Each party to this Agreement
               -----------------------------
irrevocably consents to service of process in the manner provided for notices in
Section 17.05. Nothing in this Agreement will affect the right of any party to
-------------
this Agreement to serve process in any other manner permitted by law.

          SECTION 17.05 Notices: Payments. All demands, notices, instructions,
                        -----------------
directions, requests, authorizations and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have
 -------
been duly given if
personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission (i) in the case of the Transferor, to AK Steel Receivables Ltd., 703 Curtis Street, Middletown, Ohio 45043, Attention:
Treasurer, (ii) in the case of the Servicer (if the Servicer is AK Steel), to AK Steel Corporation, 703 Curtis Street, Middletown, OH 45043, Attention:
Treasurer, (iii) in the case of the Agent, to PNC Bank, National Association, One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707, Attention:
National Corporate Banking and (iv) in the case of the Managing Member, to AKSR Investments, Inc., 703 Curtis Street, Middletown, Ohio 45053, Attention:
Treasurer, and as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party. If the Servicer is not AK Steel, notices shall be given to the Servicer at the address designated by such Servicer, with a copy to AK Steel at the address designated above.

          SECTION 17.06 Severability of Provisions. If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or rights of the Purchasers.

          SECTION 17.07 Assignment. (a) Notwithstanding anything to the contrary
                        ----------
contained herein, (i) this Agreement may not be assigned by the Transferor or the Managing Member, and (ii) except as provided in Section 13.02, this
                                                    -------------
Agreement may not be assigned by the Servicer without the prior consent of the Majority in Interest.

          (b) No Purchaser may assign its rights or obligations hereunder or any interest herein without the prior written consent of the Transferor or the Managing Member and the Agent, such consent not to be unreasonably withheld; provided, however, that any Purchaser may assign a constant (but not a varying)
--------  -------
percentage of its Commitment and all of its other rights and obligations hereunder to any other Purchaser upon ten days prior written notice to the Agent and the Transferor or the Managing Member.

          (c) The Transferor or the Managing Member shall advise the Agent within five (5) Business Days after notice to the Transferor or the Managing Member of any proposed assignment by a Purchaser, not otherwise permitted under
Section 17.07(b), of the Transferor's or the Managing Member's consent or non-
----------------
consent to such assignment. The Transferor's or the Managing Member's failure to so advise the Agent shall be deemed consent by the Transferor or the Managing Member to such assignment.

          (d) Subject to the foregoing, each Purchaser may, at its own cost, make assignments of or sell participations in all or any part of its Commitment

Percentage and the Purchases made or to be made by it, its Undivided Fractional Interest (or a portion thereof) and any other obligation, right or benefit of such Purchaser hereunder, to one or more financial institutions or other entities, provided that assignments of a Commitment may not be made in amounts
          --------
less than $10,000,000 or in integral multiples of $2,500,000 in excess thereof and provided further, that any such assignment shall be of a constant, and not
    ----------------
varying, percentage of each of such Purchaser's rights and obligations hereunder. In the case of an assignment, upon receipt by the Agent of an assignment and assumption agreement in form and substance acceptable to the Agent, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Purchaser hereunder, and the obligations, rights or benefits of the assigning Purchaser shall be adjusted accordingly. In the case of a participation, the participant shall only have the rights specifically set forth in the agreement executed by such Purchaser in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in clause (i) of the proviso of
Section 17.01(a), and all of the transferring Purchaser's obligations under this
----------------
Agreement or any other Transaction Document shall remain unchanged and all amounts payable by any Purchaser hereunder or thereunder shall be determined as if such Purchaser had not sold such participation. The assigning or transferring Purchaser shall pay to the Agent its usual and customary processing fee for assignments in effect at the time of such assignment. Any assignee which is not incorporated under the laws of the United States of America or a state thereof shall deliver to the Transferor or the Managing Member and the Agent the forms required by Section 6.04(e), as a condition of becoming an assignee hereunder.

          SECTION 17.08 Further Assurances. The Transferor and the Servicer
                        ------------------
agree to do and perform, from time to time, any and all acts and to execute any and all further instruments and documents required or reasonably requested by the Agent more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Transferred Assets for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 17.09 No Waiver; Cumulative Remedies. (a) No failure to
                        ------------------------------
exercise and no delay in exercising, on the part of any Person, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          (b) Upon the occurrence and during the continuance of an Early Amortization Event, the Purchaser Parties shall have, with respect to the Collateral granted pursuant to Section 18.01, and in addition to all other
                               -------------
rights and remedies available to the Purchaser Parties under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC. Without limiting the foregoing, to the fullest extent permitted by law, each of the Purchaser Parties (including each Indemnified Party) is hereby authorized by the Transferor and the Servicer, at any time and from time to time, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any such Purchaser Party to or for the credit or the account of the Transferor or as the Servicer now or hereafter existing under this Agreement, to any Purchaser Party or to their respective successors and assigns; and such amounts so set off and applied shall be distributed to the Purchaser Parties in accordance herewith.

          SECTION 17.10 Counterparts. This Agreement may be executed in two or
                        ------------
more counterparts and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 17.11 Third-Party Beneficiaries. This Agreement will inure to
                        -------------------------
the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

          SECTION 17.12 Actions by Purchasers. Wherever in this Agreement a
                        ---------------------
provision is made that an action may be taken or a notice given by Purchasers, such action or notice may be taken or given by any Purchaser, unless such provision requires a specific percentage of Purchasers.

          SECTION 17.13 Merger and Integration. Except as specifically stated
                        ----------------------
otherwise herein, this Agreement, together with the other Transaction Documents, sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 17.14 Headings. The headings herein are for purposes of
                        --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 17.15 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT
                        --------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS

AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL

          SECTION 17.16 Confidentiality.
                        ---------------

          (a)  (i) Confidential Information. Each party hereto (other than the
                   ------------------------
Transferor or the Originator) severally agrees that, unless the Transferor or Originator shall otherwise agree in writing, and except as provided in subsection (ii) below, such party will not disclose to any other person or
---------------
entity any Confidential Information.

          (ii) Disclosure. Notwithstanding subsection (a)(i) above, each party
               ----------                  -----------------
may disclose any of the Confidential Information:

           (A) to any of such party's independent attorneys, consultants and auditors, and to any dealer or placement agent for any Purchaser Party, and any actual or potential assignees of, or participants in, any of the rights or obligations of any Purchaser Party under or in connection with this Agreement, who (x) are informed by such party of the confidential nature of the Confidential Information and the terms of this Section 17.16), and (y) are subject to confidentiality
                   --------------
           restrictions generally consistent with this Section 17.16;
                                                      -------------

           (B) to any rating agency that maintains a rating for any Purchaser Party or is considering the issuance of such a rating, for the purposes of reviewing the credit of any Purchaser Party in connection with such rating;

           (C)   to any other party to this Agreement;

           (D) as may be required by any municipal, state, federal or other regulatory body or Governmental Authority having or claiming to have jurisdiction over such party, in order to comply, in the reasonable judgment of counsel to such party, with any law, order, regulation, regulatory request or ruling applicable to such party; or

           (E)   subject to subsection (a)(iii) below, if such party is legally
                            -------------------
           compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Confidential Information.

          (iii) Legal Compulsion to Disclose. If any party hereto (other than
                ----------------------------
the Transferor or Originator) or any of its representatives becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, such party will (or will cause its representative to):

           (A) provide the Transferor or Originator with prompt written notice so that (x) the Transferor or the Originator may seek a protective order or other appropriate remedy, or (y) the Transferor or Originator may, if it so chooses, agree that such party (or its representatives) may disclose such Confidential Information pursuant to such legal compulsion; and

           (B) unless the Transferor or Originator agrees that such Confidential Information may be disclosed, make a timely objection to the compulsion to provide such Confidential Information on the basis that such Confidential Information is confidential and subject to the agreements contained in this Section 17.16.
                                       -------------

If such protective order or remedy is not obtained, or the Transferor or Originator waives compliance with the provisions of this Section 17.16, such
                                                         -------------
party will furnish only that portion of the Confidential Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be afforded Confidential Information.

          (b)  Facility Information.
               --------------------

          (i)  Confidentiality of Facility Information. Each party hereto
               ---------------------------------------
acknowledges that PNC and its Affiliates regard the structure of the transactions contemplated by this Agreement to be proprietary, and each such party severally agrees that:

           (A) it will not disclose without the prior consent of PNC (other than to the directors, employees, auditors, counsel or affiliates (collectively, "representatives")) of such party, each of whom shall be informed by such party of the confidential nature of the Facility Information (as defined below) and of the terms of this Section 17.16,
                                                                  -------------
          (x) any information regarding the pricing in, or copies of, the fee letter referenced in Section 5.02(b), (y) any information regarding
                               ---------------
          the organization, business or operations of any Purchaser Party generally or the services performed by the Agent, PNC or any Affiliate thereof, or the L/C Issuing Bank, or (z) any information which is furnished by PNC or any Affiliate thereof to such party and which is designated by PNC or any Affiliate thereof to such party in writing as confidential or as not otherwise available to the general public (the information referred to in clauses (x), (y) and (z) above is
                                     ----------------     ---
          collectively referred to as the "Facility Information"); provided that
                                           --------------------    --------
          such party may disclose any such Facility Information (1) to any other party to this Agreement for the purposes contemplated hereby, (2) as may be required, in the reasonable judgment of counsel to such party, by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, (3) in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, (4) subject to subsection (iii) below, if such party is legally
                                ----------------
          compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose any such Facility Information, (5) to any of such party's independent attorneys, consultants and auditors, or (6) in defending any action or proceeding relating to the Transaction Documents; and

           (B) it will use the Facility Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and making any necessary business judgments with respect thereto.

          The parties hereto acknowledge that AK Steel may file a copy of this Agreement in filings with the Securities and Exchange Commission and will provide copies hereof to Persons requesting such copies as may be required by applicable law and to such Persons as may have a valid business need to review this Agreement; provided that none of AK Steel, the Transferor nor any Affiliate
                --------
thereof shall otherwise distribute copies of this Agreement.

          (ii)  Availability of Facility Information. This Section 17.16 shall
                ------------------------------------       -------------
be inoperative as to such portions of the Facility Information which are or become generally available to the public or such party on a nonconfidential basis from a source other than PNC or any Affiliate thereof or were known to such party on a nonconfidential basis prior to its disclosure by PNC or any Affiliate thereof.

          (iii) Legal Compulsion to Disclose. If any party or anyone to whom
                ----------------------------
such party or its representatives transmits the Facility Information becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Facility Information, such party will:

           (A) Provide PNC with prompt written notice so that PNC or any Affiliate may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 17.16(b);
                                                              ----------------
           and

           (B) unless PNC waives compliance by such party with the provisions of this Section 17.16(b), make a timely objection to the compulsion
                  ----------------
          to provide such Facility Information on the basis that such Facility Information is confidential and subject to the agreements contained in this Section 17.16(b).
               ----------------

If such protective order or other remedy is not obtained, or PNC waives compliance with the provisions of this Section 17,16(b), such party will furnish
                                       ----------------
only that portion of the Facility Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such Facility Information.

          (c)  Survival. This Section 17.16 shall survive termination of this
               --------       -------------
Agreement.

          SECTION 17.17 AKR Merger. The Originator and the Transferor
                        ----------
each hereby represents and warrants that, except for the liabilities and obligations of AFC in respect of (i) Letter of Credit No. S900710PGH (formerly No. A-307205), issued by PNC Bank, National Association, a copy of which is attached hereto as Schedule VI, (ii) the fees set forth in the fee letter
                   -----------
agreement, dated as of September 30, 1999, among The Chase Manhattan Bank, AFC and Armco, and (iii) the Chase Letters of Credit (as defined in such fee letter agreement) all of the liabilities of AFC that existed prior to the AKR Merger will have been discharged or otherwise satisfied prior to the AKR Merger and that AKR will not be subject to any obligation or other liability of AFC after the AKR Merger. Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, the Originator hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and expenses) arising from the breach of the representations and warranties contained in this Section 17.17.
                  -------------


                                 ARTICLE XVIII

                              SECURITY AGREEMENTS

          SECTION 18.01 Grant of Security Interest. To secure the prompt
                        --------------------------
and complete payment when due of the interest, fees, indemnities, Swing Line Advances, Letter of Credit reimbursement obligations, expenses and all other Obligations and amounts owed hereunder or in connection herewith, the Transferor hereby assigns and pledges to the Agent, on behalf of the Purchaser Parties, as their interests may appear, a security interest in and Lien on all of the Transferor's right, title and interest in and to the following property (collectively, the "Collateral"), whether now owned or existing or hereafter
                    ----------
arising or acquired and wheresoever located:

          (a) all Transferor Receivables, together with all Related Assets, including related security, collections, records and other Purchased Interests related thereto;

          (b) all right, title and interest of the Transferor in, to and under the Receivables Purchase Agreement, including all monies due and to become due to the Transferor from the Originator or the Servicer under or in connection therewith, whether as Receivables or fees, expenses, costs, indemnities, insurance recoveries, damages for breach or otherwise, and all rights, remedies, powers, privileges and claims of the Transferor against the Originator and the Servicer under or with respect to the Receivables Purchase Agreement (whether arising pursuant to the terms of the Receivables Purchase Agreement or otherwise available at law or in equity), including (i) the right at any time to appoint a successor to the Servicer as set forth herein, provided, however, that the Agent's right to
                              --------  -------
appoint a successor to the Servicer shall arise only upon the occurrence of a Servicer Default, and (ii) all licenses granted to the Transferor by the Originator in connection with the administration and collection of the Receivables;

          (c) all right, title and interest of the Transferor in, to and under each of the Transaction Documents (excluding this Agreement) (whether as an original party thereto, as assignee or otherwise), including all monies due and to become due to the Transferor under or in connection with such Transaction Documents, and all rights, remedies, powers, privileges, benefits and claims of the Transferor under or with respect to such Transaction Documents (whether arising pursuant to the terms of any such Transaction Documents or otherwise available at law or in equity);

          (d) the Collection Accounts, the Concentration Account, the Cash Collateral Account, the Agent's Account, the Transferor's Account, and all other bank and similar accounts established for the benefit of the Agent and/or the Purchaser Parties, and all funds held therein or in such other accounts, and all income from the investment of funds in any such account; and all certificates and instruments, if any, from time to time representing or evidencing any such account;

          (e) all lock boxes, lock-box accounts, and all other bank and similar accounts relating to the collection of Receivables and all funds held therein or in such accounts, and all income from the investment of funds in the lock-box accounts and such other accounts and all certificates and instruments if any, from time to time in or related to such lock boxes or representing or evidencing the lock-box accounts or such other accounts;

          (f) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the foregoing; and

          (g) all substitutions for and proceeds of any of the foregoing and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

          SECTION 18.02 Continuing Liability of the Transferor. The
                        --------------------------------------
security interests described above are granted as security only and shall not subject the Agent or the other Purchaser Parties or their respective assigns to, or transfer or in any way affect or modify, any obligation or liability of the Transferor with respect to, any of the Transferred Assets or any transaction in connection therewith. None of the Agent or the Purchasers nor their respective assigns shall be required or obligated in any manner to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party under any such obligation, or to make any payment or present or file any claim, or to take any action to collect or enforce any performance or the payment of any amount thereunder to which it may be entitled at any time.

          SECTION 18.03 Responsibilities of the Transferor. Anything herein to
                        ----------------------------------
the contrary notwithstanding:

          (a) The Transferor shall (i) diligently perform (either directly or indirectly by causing the Originator or Servicer to perform) all of its obligations under the invoices and the contracts related to the Receivables and the exercise by the Agent of its rights hereunder shall not relieve the Transferor from such obligations and (ii) pay when due (either directly or, to the extent provided for in the Receivables Purchase Agreement, indirectly by causing the Originator or Servicer to pay when due) any taxes relating to the origination and sale of the Receivables and the other Purchased Interests and/or the grant of any security interest hereunder.

          (b) Neither the Agent nor any Purchaser shall have any obligation or liability with respect to any Receivable or related contract nor be obligated to perform any of the obligations of the Transferor, the Originator or the Servicer thereunder, and the Transferor agrees to indemnify and hold harmless the Agent and each of the Purchasers against and from any and all liabilities arising from or related to any such obligation or liability.

          (c) In the event that the Transferor, within one (1) Business Day after notice from the Agent or any Purchaser, fails to deliver one or more financing or continuation statements, and amendments thereto and assignments thereof, that the Agent or any Purchaser or any of its agents, representatives or permitted assignees may reasonably determine to be necessary to evidence or perfect the Agent's security interest in the Transferred Assets or the Purchasers' ownership of all or any of the Purchased Interests now existing or hereafter arising, then the Transferor hereby authorizes the Agent to file any such statements without the signature of the Transferor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Transferred Assets or any part thereof, shall be sufficient as a financing statement. If the Transferor fails to perform any of its agreements or obligations under this Agreement, following expiration of any applicable cure period, then the Agent may (but shall not be required to) perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Agent and the other Purchaser Parties incurred in connection therewith shall be payable by the Transferor upon the Agent's or such Purchaser Party's written demand therefor (which demand shall itemize such expenses in reasonable detail).

          IN WITNESS WHEREOF, the Transferor, the Servicer, the Purchasers and the Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                       AK STEEL RECEIVABLES LTD.,
                                         as Transferor

                                       By: AKSR INVESTMENTS, INC.,
                                           as Managing Member


                                       By:____________________________________
                                          Name:
                                          Title:

                                       and

                                       By: AKS INVESTMENTS, INC.,
                                           its only other member


                                       By:____________________________________
                                          Name:
                                          Title:



                                       AK STEEL CORPORATION,
                                          as Servicer and Originator


                                       By:____________________________________
                                          Name:
                                          Title:

                        Remainder of the Document Consist
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